UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-06660

Name of Fund: BlackRock MuniYield Quality Fund, Inc. (MQY)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield Quality

Fund, Inc., 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2024

Date of reporting period: 07/31/2024

Item 1 – Reports to Stockholders

(a) The Reports to Shareholders are attached herewith.

July 31, 2024
2024 Annual Report

BlackRock Long-Term Municipal Advantage Trust (BTA)
BlackRock MuniAssets Fund, Inc. (MUA)
BlackRock Municipal Income Fund, Inc. (MUI)
BlackRock MuniYield Fund, Inc. (MYD)
BlackRock MuniYield Quality Fund, Inc. (MQY)
BlackRock MuniYield Quality Fund III, Inc. (MYI)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Table of Contents

Municipal Market Overview For the Reporting Period Ended July 31, 2024

Municipal Market Conditions
Municipals struggled at the start of the period as recent monetary policy tightening—in which the U.S. Federal Reserve (the “Fed”) raised the Fed Funds rate to 5.25%−5.50%—weighed on the market. However, after the Fed paused in September, falling inflation and weakening economic growth quickly led to more dovish expectations, causing a strong interest rate rally into year-end. As a result, municipals posted their strongest performance since the mid-1980s during the fourth quarter of 2023. Since, economic data has weakened slower than expected and the Fed has remained on hold, prompting mixed performance and increased volatility throughout most of 2024. Lower-rated credits and the long-end of the yield curve performed best during the period.
Bloomberg Municipal Bond Index(a)
Total Returns as of July 31, 2024
6	months:	1.02%
12	months:	3.74%
During the 12-months ended July 31, 2024, municipal bond funds experienced net outflows totaling $12 billion (based on data from the Investment Company Institute), as demand shifted from funds to individual bonds and ETFs. At the same time, the market absorbed $434 billion in issuance, a large increase from the $323 billion issued during the prior 12-month period, boosted by increased borrowing needs from issuers on the back of slowing revenue growth, less fiscal stimulus, and pent-up demand.
A Closer Look at Yields
AAA Municipal Yield Curves

Source: Thomson Municipal Market Data.
From July 31, 2023, to July 31, 2024, yields on AAA-rated 30-year municipal bonds increased by 17 basis points (bps) from 3.51% to 3.68%, ten-year yields increased by 25 bps from 2.57% to 2.82%, five-year yields increased by 9 bps from 2.66% to 2.75%, and two-year yields decreased by 15 bps from 3.00% to 2.85% (as measured by Refinitiv Municipal Market Data). As a result, the municipal yield curve steepened over the 12-month period with the spread between two- and 30-year maturities steepening by 32 bps to a slope of 83 bps, significantly steeper than the U.S. Treasury curve.
Outperformance throughout the period kept relative valuations at historically rich levels, and municipal-to-Treasury ratios ended well through their five-year averages across the curve, limiting interest from crossover investors.
Financial Conditions of Municipal Issuers
With reserves at all-time highs, debt service burden near a 50-year low, and a strong equity market fortifying pension plans, states are well-positioned to weather a potential economic slowdown. Tax receipts have normalized with two consecutive quarters of positive growth; however, expenditures remain elevated due to inflation. Forty-six states began their new fiscal year in July, with only three states—Massachusetts, Pennsylvania, and South Carolina—starting without a budget, though none experienced significant disruptions. We believe the fundamental outlook remains stable for states. Local governments and school districts are particularly well situated since they continue to benefit from the strength in the U.S. residential housing market.
Regarding revenue sectors, no subsector is immune to an economic contraction; however, most municipal issuers are ultra-defensive since they provide essential services and can raise user fees or taxes to cover operations. Across all municipal sectors, borrowing has increased dramatically in 2024, primarily as issuers address deferred maintenance. With the uncertainty surrounding the election, we anticipate the spike in issuance will continue, providing better options in the second half of 2024 to buy solid credits in the primary market or discounted names in the secondary market.
The opinions expressed are those of BlackRock as of July 31, 2024 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments.  There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.
(a)
 The Bloomberg Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.
Municipal Market Overview

The Benefits and Risks of Leveraging
The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.
In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.
To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.
However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Fund had not used leverage. In such circumstance, the investment adviser may nevertheless determine to maintain a Fund’s leverage if it deems such action to be appropriate. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Fund’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.
The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.
To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares” or “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.
Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.
Derivative Financial Instruments
The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

2024 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2024

BlackRock Long-Term Municipal Advantage Trust (BTA)
Investment Objective
BlackRock Long-Term Municipal Advantage Trust’s (BTA) (the “Fund”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal obligations and derivative instruments with exposure to such municipal obligations, in each case that are expected to pay interest or income that is exempt from U.S. federal income tax (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment and, under normal market conditions, the Fund’s municipal bond portfolio will have a dollar-weighted average maturity of greater than 10 years. The Fund may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
Fund Information
Symbol on New York Stock Exchange	BTA
Initial Offering Date	February 28, 2006
Yield on Closing Market Price as of July 31, 2024 ($10.41)(a)	5.01%
Tax Equivalent Yield(b)	8.46%
Current Monthly Distribution per Common Share(c)	$0.043500
Current Annualized Distribution per Common Share(c)	$0.522000
Leverage as of July 31, 2024(d)	36%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)
The monthly distribution per Common Share, declared on September 12, 2024, was increased to $0.049500 per share.  The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate.  The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a return of capital or net realized gain.

(d)
Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/24	07/31/23	Change	High	Low
Closing Market Price	$ 10.41	$ 9.71	7.21%	$ 10.58	$ 8.65
Net Asset Value	10.73	10.36	3.57	10.73	9.03
GROWTH OF $10,000 INVESTMENT
(a)
Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
Fund Summary

Fund Summary as of July 31, 2024(continued)

BlackRock Long-Term Municipal Advantage Trust (BTA)
Performance
Returns for the period ended July 31, 2024 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	9.17%	1.76%	4.22%
Fund at Market Price(a)(b)	13.01	0.94	5.04
Customized Reference Benchmark(c)	5.13	1.68	N/A
Bloomberg Municipal Bond Index	3.74	1.18	2.47

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (75%) and the Bloomberg Municipal Bond: High Yield
(non-Investment Grade) Total Return Index (25%). The Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
The municipal bond market gained ground during the reporting period, with income playing the largest role in total returns. Municipal bonds were also well supported by positive economic growth, strong issuer fundamentals, and favorable supply-and-demand conditions.
High yield (non investment-grade) bonds, primarily non-rated issues, contributed the most due to the combination of their discounted valuations at the beginning of the period, high income, and a material tightening of yield spreads. These securities predominantly had longer maturities (20 to 25 years and longer) and higher duration. (Duration is a measure of interest rate sensitivity). Within high yield, Puerto Rico sales tax and general obligation debt were the largest contributors. The Fund’s holdings in BBB rated bonds were also a large contributor.
While all sectors posted positive returns, positions in the charter schools, pre-paid gas, and corporate metals sectors also performed particularly well.
The Fund’s use of leverage contributed to returns by increasing both duration (interest rate sensitivity) and income. While the income benefit of leverage has been reduced by higher short-term borrowing costs, management has been proactive in tax-loss selling to increase book yields on assets with the goal of maximizing long-term income prospects.
At a time of positive performance for high yield municipals, no aspect of the Fund’s positioning materially detracted.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

2024 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2024(continued)

BlackRock Long-Term Municipal Advantage Trust (BTA)
Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
Corporate	15.1%
Transportation	14.6
County/City/Special District/School District	13.6
Health	13.2
Education	12.7
State	11.9
Utilities	8.2
Tobacco	6.0
Housing	4.7

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent(b)
2024	13.1%
2025	2.5
2026	11.2
2027	9.2
2028	12.4

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	3.1%
AA/Aa	20.1
A	22.4
BBB/Baa	11.9
BB/Ba	8.5
B	2.6
N/R(e)	31.4

(a)	For purposes of this report, sector sub-classifications may differ from those utilized for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2024, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1.6% of total investments.

Fund Summary

Fund Summary as of July 31, 2024

BlackRock MuniAssets Fund, Inc. (MUA)
Investment Objective
BlackRock MuniAssets Fund, Inc.’s (MUA) (the “Fund”) investment objective is to provide high current income exempt from U.S. federal income taxes by investing primarily in a portfolio of medium- to lower-grade or unrated municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests at least 65% of its assets in municipal bonds that are rated in the medium to lower rating categories by nationally recognized rating services (for example, Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or lower by S&P Global Ratings, or securities that are unrated but are deemed by the investment adviser to be of comparable quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
Fund Information
Symbol on New York Stock Exchange	MUA
Initial Offering Date	June 25, 1993
Yield on Closing Market Price as of July 31, 2024 ($11.52)(a)	5.78%
Tax Equivalent Yield(b)	9.76%
Current Monthly Distribution per Common Share(c)	$0.055500
Current Annualized Distribution per Common Share(c)	$0.666000
Leverage as of July 31, 2024(d)	28%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)
Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/24	07/31/23	Change	High	Low
Closing Market Price	$ 11.52	$ 10.24	12.50%	$ 11.81	$ 8.72
Net Asset Value	11.89	11.28	5.41	11.92	10.04
GROWTH OF $10,000 INVESTMENT
(a)
Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An index designed to measure the performance of U.S. dollar-denominated high-yield municipal bonds issued by U.S. states, the District of Columbia, U.S. territories and local governments or agencies.

2024 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2024(continued)

BlackRock MuniAssets Fund, Inc. (MUA)
Performance
Returns for the period ended July 31, 2024 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	11.58%	1.57%	3.75%
Fund at Market Price(a)(b)	19.09	(0.40)	4.12
High Yield Customized Reference Benchmark(c)	7.49	2.50	N/A
Bloomberg Municipal High Yield Bond Index	9.38	3.09	4.71

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The High Yield Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Rated Baa Index (20%), the Bloomberg Municipal Bond: High Yield (non-
InvestmentGrade) Total Return Index (60%) and the Bloomberg Municipal Investment Grade ex BBB Index (20%). The High Yield Customized Reference Benchmark commenced on
September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
The municipal bond market gained ground during the reporting period, with income playing the largest role in total returns. Municipal bonds were also well supported by positive economic growth, strong issuer fundamentals, and favorable supply-and-demand conditions.
High yield (non investment-grade) bonds, primarily non-rated and BB rated issues, contributed the most due to the combination of their discounted valuations at the beginning of the period, high income, and a material tightening of yield spreads. These securities predominantly had longer maturities (25 years and longer) and higher duration. (Duration is a measure of interest rate sensitivity). Within high yield, Puerto Rico sales tax and general obligation debt were the largest contributors.
Positions in the other industries (mainly development districts), charter schools, and corporate-related sectors also performed well.
The Fund’s use of leverage contributed to returns by increasing both duration (interest rate sensitivity) and income. While the income benefit of leverage has been reduced by higher short-term borrowing costs, management has been proactive in tax-loss selling to increase book yields on assets with the goal of maximizing long-term income prospects.
At a time of positive performance for high yield municipals, no aspect of the Fund’s positioning materially detracted. The Fund’s cash position had no material impact on performance.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund Summary

Fund Summary as of July 31, 2024(continued)

BlackRock MuniAssets Fund, Inc. (MUA)
Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
State	19.2%
Corporate	16.1
Education	14.4
Transportation	12.8
County/City/Special District/School District	10.9
Health	9.8
Utilities	5.7
Tobacco	5.5
Housing	5.3
Diversified Consumer Services	0.3

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent(b)
2024	20.5%
2025	2.0
2026	7.5
2027	6.5
2028	10.3

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	0.2%
AA/Aa	13.2
A	12.6
BBB/Baa	9.0
BB/Ba	12.5
B	3.6
N/R(e)	48.9

(a)	For purposes of this report, sector sub-classifications may differ from those utilized for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2024, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1.7% of total investments.

2024 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2024

BlackRock Municipal Income Fund, Inc. (MUI)
Investment Objective
BlackRock Municipal Income Fund, Inc.’s (MUI) (the “Fund”) investment objective is to provide common shareholders with high current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests at least 75% of its assets in municipal bonds rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser, at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
On June 7, 2024, the Board of Directors of the Fund (the "Board") approved the conversion of the Fund from a registered closed-end management investment company listed on the New York Stock Exchange ("NYSE") to an unlisted, continuously offered registered closed-end management investment company that conducts periodic repurchases of its shares pursuant to Rule 23c-3 under the Investment Company Act of 1940 (sometimes referred to as an "interval fund") (the "Conversion"). The Fund will, subject to receiving shareholder approval of certain proposals related to the Conversion, conduct a tender offer to repurchase 50% of the Fund’s outstanding common shares at a price per share equal to 98% of the Fund’s net asset value per common share determined following the expiration of the tender offer prior to the Conversion. The Conversion is expected to take place prior to December 31, 2024, subject to, among other things, obtaining the requisite approvals from the Fund’s shareholders at a special meeting of Shareholders on September 6, 2024 (and any adjournments, postponements or delays thereof) and the redemption of the Fund’s preferred shares.
Fund Information
Symbol on New York Stock Exchange	MUI
Initial Offering Date	August 1, 2003
Yield on Closing Market Price as of July 31, 2024 ($12.35)(a)	5.34%
Tax Equivalent Yield(b)	9.02%
Current Monthly Distribution per Common Share(c)	$0.055000
Current Annualized Distribution per Common Share(c)	$0.660000
Leverage as of July 31, 2024(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)
Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/24	07/31/23	Change	High	Low
Closing Market Price	$ 12.35	$ 11.47	7.67%	$ 12.39	$ 9.75
Net Asset Value	13.19	13.23	(0.30)	13.55	11.67
GROWTH OF $10,000 INVESTMENT
(a)
Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
Fund Summary

Fund Summary as of July 31, 2024(continued)

BlackRock Municipal Income Fund, Inc. (MUI)
Performance
Returns for the period ended July 31, 2024 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	4.76%	0.73%	3.06%
Fund at Market Price(a)(b)	13.13	1.51	3.58
National Customized Reference Benchmark(c)	4.30	1.38	N/A
Bloomberg Municipal Bond Index	3.74	1.18	2.47

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal
Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
The municipal bond market gained ground during the reporting period, with income playing the largest role in total returns. Municipal bonds were also well supported by positive economic growth, strong issuer fundamentals, and favorable supply-and-demand conditions.
Consistent with trends in the broader market, income was the largest contributor to Fund performance. The Fund’s allocation to high yield (below investment-grade) bonds was a key contributor, as the category outperformed on the strength of its above-average income and tightening yield spreads. Holdings in the A and BBB categories (the lower end of the investment-grade space), helped performance, as well. At the sector level, tax-backed, corporate-backed, and higher education issues stood out as contributors. Yield curve positioning also helped results. A large percentage of the Fund is held in longer maturities, which outperformed the front and intermediate parts of the curve.
The Fund’s use of U.S. Treasury futures to manage interest rate risk detracted from performance. The Fund continued to use leverage, but the benefit was dampened by increased borrowing costs brought about by the high-rate environment. A long duration positioning detracted, as well. (Duration is a measure of interest rate sensitivity.) The Fund’s cash position had no material impact on performance.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

2024 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2024(continued)

BlackRock Municipal Income Fund, Inc. (MUI)
Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
Transportation	31.6%
Corporate	15.0
Utilities	11.9
County/City/Special District/School District	11.1
Health	10.2
State	7.8
Education	5.2
Housing	4.4
Tobacco	2.8

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent(b)
2024	5.2%
2025	1.9
2026	6.0
2027	7.5
2028	7.5

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	7.9%
AA/Aa	41.7
A	32.3
BBB/Baa	8.6
BB/Ba	2.1
N/R(e)	7.4

(a)	For purposes of this report, sector sub-classifications may differ from those utilized for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2024, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of total investments.

Fund Summary

Fund Summary as of July 31, 2024

BlackRock MuniYield Fund, Inc. (MYD)
Investment Objective
BlackRock MuniYield Fund, Inc.’s (MYD) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade, or deemed to be of comparable quality by the investment adviser, at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
Fund Information
Symbol on New York Stock Exchange	MYD
Initial Offering Date	November 29, 1991
Yield on Closing Market Price as of July 31, 2024 ($10.99)(a)	5.73%
Tax Equivalent Yield(b)	9.68%
Current Monthly Distribution per Common Share(c)	$0.052500
Current Annualized Distribution per Common Share(c)	$0.630000
Leverage as of July 31, 2024(d)	35%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)
The monthly distribution per Common Share, declared on September 12, 2024, was increased to $0.054500 per share.  The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate.  The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a return of capital or net realized gain.

(d)
Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/24	07/31/23	Change	High	Low
Closing Market Price	$ 10.99	$ 10.50	4.67%	$ 11.27	$ 8.82
Net Asset Value	12.14	12.14	0.00	12.43	10.62
GROWTH OF $10,000 INVESTMENT
(a)
Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

2024 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2024(continued)

BlackRock MuniYield Fund, Inc. (MYD)
Performance
Returns for the period ended July 31, 2024 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	5.50%	0.84%	3.30%
Fund at Market Price(a)(b)	10.43	(1.30)	2.97
National Customized Reference Benchmark(c)	4.30	1.38	N/A
Bloomberg Municipal Bond Index	3.74	1.18	2.47

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal
Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
The municipal bond market gained ground during the reporting period, with income playing the largest role in total returns. Municipal bonds were also well supported by positive economic growth, strong issuer fundamentals, and favorable supply-and-demand conditions.
Positions in long-dated securities made the largest contribution to Fund performance, reflecting both their positive returns and large weighting in the portfolio. Holdings in high-quality bonds, especially in the pre-paid gas, tax-backed state, and transportation sectors, were notable contributors. Positions in high yield bonds also performed very well, as the category outpaced investment-grade issues on the strength of its above-average income and tightening yield spreads brought about by investors’ robust demand for yield. Puerto Rico sales tax bonds were particularly meaningful contributors in high yield.
The Fund’s use of leverage contributed to returns by increasing both duration (interest rate sensitivity) and income. While the income benefit of leverage has been reduced by higher short-term borrowing costs, management has been proactive in tax-loss selling to increase book yields on assets with the goal of maximizing long-term income prospects.
The Fund used U.S. Treasury futures in an effort to mitigate interest rate risk, which detracted from performance.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund Summary

Fund Summary as of July 31, 2024(continued)

BlackRock MuniYield Fund, Inc. (MYD)
Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
Transportation	23.2%
State	14.6
Corporate	13.8
Utilities	12.4
County/City/Special District/School District	11.9
Health	9.9
Housing	6.0
Education	5.7
Tobacco	2.5

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent(b)
2024	8.5%
2025	1.8
2026	2.6
2027	6.2
2028	10.3

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	7.2%
AA/Aa	42.4
A	31.1
BBB/Baa	8.2
BB/Ba	2.9
B	1.1
N/R(e)	7.1

(a)	For purposes of this report, sector sub-classifications may differ from those utilized for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2024, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of total investments.

2024 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2024

BlackRock MuniYield Quality Fund, Inc. (MQY)
Investment Objective
BlackRock MuniYield Quality Fund, Inc.’s (MQY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests in municipal bonds which are in the three highest quality rating categories (A or better), or which are deemed to be of comparable quality by the adviser, at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
Fund Information
Symbol on New York Stock Exchange	MQY
Initial Offering Date	June 26, 1992
Yield on Closing Market Price as of July 31, 2024 ($12.39)(a)	5.62%
Tax Equivalent Yield(b)	9.49%
Current Monthly Distribution per Common Share(c)	$0.058000
Current Annualized Distribution per Common Share(c)	$0.696000
Leverage as of July 31, 2024(d)	35%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)
Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/24	07/31/23	Change	High	Low
Closing Market Price	$ 12.39	$ 11.86	4.47%	$ 12.52	$ 9.86
Net Asset Value	13.20	13.22	(0.15)	13.51	11.67
GROWTH OF $10,000 INVESTMENT
(a)
Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
Fund Summary

Fund Summary as of July 31, 2024(continued)

BlackRock MuniYield Quality Fund, Inc. (MQY)
Performance
Returns for the period ended July 31, 2024 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	5.38%	0.97%	3.41%
Fund at Market Price(a)(b)	10.25	1.49	3.50
National Customized Reference Benchmark(c)	4.30	1.38	N/A
Bloomberg Municipal Bond Index	3.74	1.18	2.47

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal
Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
The municipal bond market gained ground during the reporting period, with income playing the largest role in total returns. Municipal bonds were also well supported by positive economic growth, strong issuer fundamentals, and favorable supply-and-demand conditions.
Consistent with trends in the broader market, income was the largest contributor to Fund performance. The Fund’s allocation to high yield (below investment-grade) bonds was a key contributor, as the category outperformed on the strength of its above-average income and tightening yield spreads. Holdings in the A and BBB categories (the lower end of the investment-grade space), helped performance, as well. At the sector level, tax-backed, corporate-backed, and higher education issues stood out as contributors. Yield curve positioning also helped results. A large percentage of the Fund is held in longer maturities, which outperformed the front and intermediate parts of the curve.
The Fund’s use of U.S. Treasury futures to manage interest rate risk detracted from performance. The Fund continued to use leverage, but the benefit was dampened by increased borrowing costs brought about by the high-rate environment. A long duration positioning detracted, as well. (Duration is a measure of interest rate sensitivity.)
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

2024 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2024(continued)

BlackRock MuniYield Quality Fund, Inc. (MQY)
Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
Transportation	29.6%
County/City/Special District/School District	16.9
Corporate	10.7
Health	10.1
State	10.1
Utilities	9.1
Education	8.2
Housing	3.6
Tobacco	1.7

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent(b)
2024	7.0%
2025	3.9
2026	6.3
2027	6.6
2028	8.5

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	5.9%
AA/Aa	39.4
A	37.3
BBB/Baa	7.4
BB/Ba	2.1
B	0.5
N/R(e)	7.4

(a)	For purposes of this report, sector sub-classifications may differ from those utilized for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2024, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of total investments.

Fund Summary

Fund Summary as of July 31, 2024

BlackRock MuniYield Quality Fund III, Inc. (MYI)
Investment Objective
BlackRock MuniYield Quality Fund III, Inc.’s (MYI) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
On October 30, 2023, the Board of Directors of the Fund and the Board of Directors/Trustees of each of BlackRock MuniYield Michigan Quality Fund, Inc. (MIY), BlackRock MuniYield Pennsylvania Quality Fund (MPA), BlackRock Virginia Municipal Bond Trust (BHV), and BlackRock Investment Quality Municipal Trust, Inc. (BKN) (collectively, the "Target Funds") announced the withdrawal of merger proposals that were previoulsy approved by the Boards pursuant to which each of the Target Funds would have been merged into MYI, with MYI continuing as the surviving Fund.
Fund Information
Symbol on New York Stock Exchange	MYI
Initial Offering Date	March 27, 1992
Yield on Closing Market Price as of July 31, 2024 ($11.37)(a)	5.86%
Tax Equivalent Yield(b)	9.90%
Current Monthly Distribution per Common Share(c)	$0.055500
Current Annualized Distribution per Common Share(c)	$0.666000
Leverage as of July 31, 2024(d)	37%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)
Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/24	07/31/23	Change	High	Low
Closing Market Price	$ 11.37	$ 11.13	2.16%	$ 11.64	$ 9.34
Net Asset Value	12.52	12.51	0.08	12.87	11.07
GROWTH OF $10,000 INVESTMENT
(a)
Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

2024 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2024(continued)

BlackRock MuniYield Quality Fund III, Inc. (MYI)
Performance
Returns for the period ended July 31, 2024 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	5.73%	1.24%	3.47%
Fund at Market Price(a)(b)	7.92	1.26	3.49
National Customized Reference Benchmark(c)	4.30	1.38	N/A
Bloomberg Municipal Bond Index	3.74	1.18	2.47

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal
Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
The municipal bond market gained ground during the reporting period, with income playing the largest role in total returns. Municipal bonds were also well supported by positive economic growth, strong issuer fundamentals, and favorable supply-and-demand trends.
The Fund benefited from the contribution from income at a time of elevated yields, as well as tightening credit spreads. Together, these factors helped offset the adverse effect of rising U.S. Treasury yields. (Prices and yields move in opposite directions.)
Positions in lower-quality securities and longer-dated bonds (those with maturities of 20 to 25 years) also contributed positively. In terms of sectors, tax-backed state issues made the largest contributions.
While holdings in high yield municipals made a meaningful contribution overall, there were several individual positions that detracted from performance. A utility domiciled in Hawaii was among the individual portfolio holdings. The Fund continued to use leverage, but the benefit was dampened by increased borrowing costs brought about by the high-rate environment.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund Summary

Fund Summary as of July 31, 2024(continued)

BlackRock MuniYield Quality Fund III, Inc. (MYI)
Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
Transportation	25.5%
County/City/Special District/School District	19.7
State	16.2
Utilities	10.9
Corporate	7.6
Health	7.6
Education	6.9
Housing	4.3
Tobacco	1.3

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent(b)
2024	5.3%
2025	2.3
2026	3.3
2027	7.1
2028	10.0

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	9.1%
AA/Aa	52.9
A	23.3
BBB/Baa	5.4
BB/Ba	1.6
B	0.2
N/R(e)	7.5

(a)	For purposes of this report, sector sub-classifications may differ from those utilized for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2024, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1.2% of total investments.

2024 BlackRock Annual Report to Shareholders

Schedule of Investments
July 31, 2024
BlackRock Long-Term Municipal Advantage Trust (BTA)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
Alabama — 3.8%
County of Jefferson Alabama Sewer Revenue, Refunding RB, 5.25%, 10/01/49	$320	$ 344,433
Energy Southeast A Cooperative District, RB, Series B, 5.25%, 07/01/54(a)	285	308,089
Hoover Industrial Development Board, RB, AMT, Sustainability Bonds, 6.38%, 11/01/50(a)	1,040	1,169,634
Mobile County Industrial Development Authority, RB, Series A, AMT, 5.00%, 06/01/54	1,620	1,656,216
Southeast Energy Authority A Cooperative District, RB(a)
Series A, 4.00%, 11/01/51	1,300	1,309,825
Series A-1, 5.50%, 01/01/53	470	505,515
Tuscaloosa County Industrial Development Authority, Refunding RB, Series A, 5.25%, 05/01/44(b)	160	161,528
		5,455,240
Arizona — 4.9%
Arizona Industrial Development Authority, Refunding RB(b)
Series A, 5.13%, 07/01/37	360	361,298
Series A, 5.38%, 07/01/50	925	926,045
Series A, 5.50%, 07/01/52	855	855,561
Series G, 5.00%, 07/01/47	135	129,885
Industrial Development Authority of the City of Phoenix Arizona, RB, Series A, 5.00%, 07/01/46(b)	1,255	1,248,457
Industrial Development Authority of the County of Pima, Refunding RB(b)
4.00%, 06/15/51	955	787,439
5.00%, 07/01/56	230	218,386
Maricopa County Industrial Development Authority, RB, AMT, 4.00%, 10/15/47(b)	735	673,825
Maricopa County Industrial Development Authority, Refunding RB, Series A, 4.13%, 09/01/38	375	381,209
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	725	798,110
Sierra Vista Industrial Development Authority, RB(b)
5.75%, 06/15/53	510	522,885
6.38%, 06/15/64	235	238,588
		7,141,688
Arkansas(b) — 3.6%
Arkansas Development Finance Authority, RB
AMT, 4.50%, 09/01/49	1,050	1,037,366
AMT, 4.75%, 09/01/49	3,570	3,569,020
Series A, AMT, Sustainability Bonds, 6.88%, 07/01/48	600	657,239
		5,263,625
California — 11.4%
California County Tobacco Securitization Agency, Refunding RB, Series A, 5.00%, 06/01/47	140	138,053
California Enterprise Development Authority, RB, 8.00%, 11/15/62(b)	205	212,387
California Infrastructure & Economic Development Bank, RB, Series A-4, AMT, 01/01/50(a)(b)(c)	4,120	4,176,658
California Municipal Finance Authority, RB, S/F Housing
Series A, 5.25%, 08/15/39	70	70,006
Series A, 5.25%, 08/15/49	175	175,121
City of Los Angeles Department of Airports, ARB
Series B, AMT, 5.00%, 05/15/46	2,700	2,728,563
AMT, Sustainability Bonds, 5.25%, 05/15/47	1,100	1,187,630
CSCDA Community Improvement Authority, RB, M/F Housing(b)
Series A, 3.00%, 09/01/56	725	533,706
Mezzanine Lien, 4.00%, 03/01/57	330	248,969
Security	Par (000)	Value
California (continued)
CSCDA Community Improvement Authority, RB, M/F Housing(b) (continued)
Series B, Mezzanine Lien, Sustainability Bonds, 4.00%, 12/01/59	$835	$ 546,752
Series B, Sub Lien, Sustainability Bonds, 4.00%, 12/01/59	285	202,081
Series B, Sustainability Bonds, 4.00%, 07/01/58	200	141,610
Golden State Tobacco Securitization Corp., Refunding RB, CAB, Series B-2, Subordinate, 0.00%, 06/01/66(d)	6,440	739,372
Hastings Campus Housing Finance Authority, RB, CAB, Sub-Series A, Sustainability Bonds, 6.75%, 07/01/35(b)(e)	830	416,928
Indio Finance Authority, Refunding RB, Series A, (BAM), 4.50%, 11/01/52	595	608,133
Rancho Mirage Community Facilities District, ST, Series A, 5.00%, 09/01/54	170	174,187
Regents of the University of California Medical Center Pooled Revenue, RB, Series P, 4.00%, 05/15/53	935	929,300
San Francisco City & County Redevelopment Agency Successor Agency, TA, CAB, Series D, 0.00%, 08/01/31(b)(d)	1,265	903,352
San Marcos Unified School District, GO, CAB, Series B, Election 2010, 0.00%, 08/01/38(d)	3,725	2,274,512
		16,407,320
Colorado — 4.3%
Centerra Metropolitan District No. 1, TA, 5.00%, 12/01/47(b)	275	264,807
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series A, AMT, 4.13%, 11/15/53	320	299,370
Series D, AMT, 5.75%, 11/15/45	790	880,619
Colorado Health Facilities Authority, RB
5.25%, 11/01/39	145	162,439
5.50%, 11/01/47	90	100,592
5.25%, 11/01/52	220	237,268
Series A, 5.00%, 05/15/35	140	117,625
Series A, 5.00%, 05/15/44	180	130,744
Series A, 5.00%, 05/15/49	290	198,933
Constitution Heights Metropolitan District, Refunding GOL, 5.00%, 12/01/49	500	473,758
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40	1,550	1,579,849
Fitzsimons Village Metropolitan District No. 3, Refunding GOL, Series A-1, 4.00%, 12/01/31	500	476,338
Loretto Heights Community Authority, RB, 4.88%, 12/01/51	500	407,327
Pueblo Urban Renewal Authority, TA, 4.75%, 12/01/45(b)	510	345,525
Waters’ Edge Metropolitan District No. 2, GOL, 5.00%, 12/01/51	500	460,134
		6,135,328
Connecticut — 0.1%
Connecticut State Health & Educational Facilities Authority, RB, Series A, 5.00%, 01/01/55(b)	160	140,563
Delaware(b) — 0.4%
Affordable Housing Opportunities Trust, RB, Series AH-01, Class B, 6.88%, 05/01/39	446	436,297
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock Long-Term Municipal Advantage Trust (BTA)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Delaware (continued)
Town of Bridgeville Delaware, ST
5.25%, 07/01/44	$100	$ 105,878
5.63%, 07/01/53	100	106,337
		648,512
District of Columbia — 1.0%
District of Columbia, TA, 5.13%, 06/01/41	590	590,580
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, 4.00%, 10/01/49	870	816,122
		1,406,702
Florida — 16.1%
Antillia Community Development District, SAB, 5.88%, 05/01/54	110	114,197
Brevard County Health Facilities Authority, Refunding RB(b)
4.00%, 11/15/29	100	96,630
4.00%, 11/15/33	625	587,083
Buckhead Trails Community Development District, SAB, Series 2022, 5.75%, 05/01/52	145	151,109
Capital Projects Finance Authority, RB, 6.63%, 06/15/59(b)	100	102,864
Capital Region Community Development District, Refunding SAB
Series A-1, 5.13%, 05/01/39	195	196,470
Series A-2, 4.60%, 05/01/31	420	415,652
Capital Trust Agency, Inc., RB
5.00%, 01/01/55(b)	1,290	1,241,719
Series A, 5.75%, 06/01/54(b)	450	380,702
Series B, 0.00%, 01/01/60(d)	3,000	235,342
Capital Trust Agency, Inc., RB, CAB(b)(d)
0.00%, 07/01/61	8,315	578,067
Subordinate, 0.00%, 01/01/61	5,625	449,021
Charlotte County Industrial Development Authority, RB, 5.00%, 10/01/49(b)	120	119,030
City of Fort Lauderdale Florida Water & Sewer Revenue, RB, Series B, 5.50%, 09/01/53	970	1,096,901
City of Tampa Florida, RB, Series A, 5.00%, 11/15/46	2,000	2,026,168
Coral Creek Community Development District, SAB, 5.75%, 05/01/54	100	103,384
County of Miami-Dade Seaport Department, Refunding RB, Series A, AMT, 5.25%, 10/01/52	350	362,246
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(d)
Series A-2, 0.00%, 10/01/47	745	239,142
Series A-2, 0.00%, 10/01/48	525	167,736
Series A-2, 0.00%, 10/01/49	435	120,752
Crosswinds East Community Development District, SAB, 5.75%, 05/01/54	100	103,384
Escambia County Health Facilities Authority, Refunding RB, 4.00%, 08/15/45	2,325	2,120,474
Florida Development Finance Corp., RB(b)
5.25%, 06/01/55	525	509,191
6.50%, 06/30/57	165	116,740
Series B, 4.50%, 12/15/56	705	518,976
Series C, 5.75%, 12/15/56	250	204,642
Florida Development Finance Corp., Refunding RB
AMT, 12.00%, 07/15/32(a)(b)	2,015	2,160,671
AMT, (AGM), 5.25%, 07/01/53	1,310	1,371,824
Golden Gem Community Development District, SAB, 6.00%, 05/01/55	605	627,277
Hammock Oaks Community Development District, SAB, 6.15%, 05/01/54	135	143,620
Security	Par (000)	Value
Florida (continued)
Hobe-St Lucie Conservancy District, SAB, 5.88%, 05/01/55	$100	$ 104,198
Lakes of Sarasota Community Development District, SAB
2.75%, 05/01/26	90	88,108
3.90%, 05/01/41	285	250,966
Series B-1, 4.13%, 05/01/41	200	184,564
Series B-1, 4.30%, 05/01/51	100	87,949
Lakewood Ranch Stewardship District, SAB
5.13%, 05/01/46	315	315,640
6.30%, 05/01/54	118	125,632
Series 1B, 4.75%, 05/01/29	270	271,381
Series 1B, 5.30%, 05/01/39	310	315,171
Series 1B, 5.45%, 05/01/48	550	556,180
Lee County Industrial Development Authority, RB, Series B-1, 4.75%, 11/15/29	130	130,290
Marion Ranch Community Development District, SAB, 5.95%, 05/01/54	150	154,881
North AR-1 Pasco Community Development District, SAB
Series A, 5.75%, 05/01/44	100	105,183
Series A, 6.00%, 05/01/54	100	105,261
Parrish Plantation Community Development District, SAB
5.80%, 05/01/44	100	105,566
6.05%, 05/01/54	120	126,768
Poitras East Community Development District, SAB, 5.00%, 05/01/43	245	244,126
Sawyers Landing Community Development District, SAB, 4.25%, 05/01/53	535	465,899
Tolomato Community Development District, Refunding SAB, Series 2015-2, 6.61%, 11/01/24(e)	310	306,988
Tolomato Community Development District, SAB, Series 2015-3, 6.61%, 05/01/40(f)(g)	340	3
Trout Creek Community Development District, SAB
5.00%, 05/01/28	130	131,922
5.50%, 05/01/49	570	578,068
Village Community Development District No. 14, SAB
5.38%, 05/01/42	405	423,710
5.50%, 05/01/53	300	311,534
Volusia County Educational Facility Authority, RB, 5.25%, 06/01/49	365	385,357
West Villages Improvement District, SAB
4.75%, 05/01/39	220	220,134
5.00%, 05/01/50	450	443,121
		23,199,614
Georgia — 5.3%
Atlanta Urban Redevelopment Agency, RB, 3.88%, 07/01/51(b)	355	293,806
Development Authority of Cobb County, RB, Series A, 6.38%, 06/15/58(b)	100	102,977
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(b)	110	108,609
Main Street Natural Gas, Inc., RB(a)
Series A, 5.00%, 06/01/53	3,500	3,706,869
Series B, 5.00%, 12/01/52	1,230	1,292,194
Main Street Natural Gas, Inc., Refunding RB, Series E-2, 5.27%, 12/01/53(a)	1,605	1,690,409
Municipal Electric Authority of Georgia, RB, Series A, 5.00%, 07/01/52	460	483,669
		7,678,533
Illinois — 7.5%
Chicago Board of Education, GO
Series C, 5.25%, 12/01/35	795	797,545
Series D, 5.00%, 12/01/46	1,035	1,036,725

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock Long-Term Municipal Advantage Trust (BTA)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Illinois (continued)
Chicago Board of Education, GO (continued)
Series H, 5.00%, 12/01/36	$935	$ 955,694
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/27	415	430,010
Series C, 5.00%, 12/01/34	940	963,205
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series A, Senior Lien, 4.00%, 12/01/49	640	606,032
City of Chicago Illinois, Refunding GO, Series A, 6.00%, 01/01/38	595	620,019
Illinois Finance Authority, Refunding RB, Series A, 4.00%, 07/15/47	1,815	1,734,353
Illinois Housing Development Authority, RB, S/F Housing, Series G, Sustainability Bonds, (FHLMC, FNMA, GNMA), 6.25%, 10/01/52	795	855,446
Illinois State Toll Highway Authority, RB, Series A, 4.00%, 01/01/46	500	485,308
Metropolitan Pier & Exposition Authority, RB
5.00%, 06/15/57	555	567,498
Series A, 5.50%, 06/15/53	200	203,307
Metropolitan Pier & Exposition Authority, Refunding RB
4.00%, 06/15/50	410	393,348
Series B, 5.00%, 06/15/52	225	227,111
State of Illinois, GO, 5.00%, 05/01/27	500	500,574
University of Illinois, RB, Series A, 5.00%, 04/01/44	475	475,555
		10,851,730
Indiana — 0.8%
City of Vincennes Indiana, Refunding RB, 6.25%, 01/01/29(b)(f)(g)	810	562,950
Indiana Finance Authority, RB, Series A, AMT, 6.75%, 05/01/39	515	579,443
		1,142,393
Iowa — 1.3%
Iowa Finance Authority, Refunding RB, Series E, 4.00%, 08/15/46	1,815	1,735,435
PEFA, Inc., RB, 5.00%, 09/01/49(a)	100	102,187
		1,837,622
Kentucky — 1.6%
Kentucky Public Energy Authority, RB, Series C, 4.00%, 02/01/50(a)	1,690	1,694,009
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Convertible, 6.75%, 07/01/43(e)	565	655,045
		2,349,054
Louisiana — 0.2%
Lafayette Parish School Board Sale Tax Revenue, RB
4.00%, 04/01/48	130	128,785
4.00%, 04/01/53	85	83,749
Louisiana Public Facilities Authority, RB, Series A, 6.50%, 06/01/62(b)	105	103,781
		316,315
Maine(b) — 0.9%
Finance Authority of Maine, RB, AMT, Sustainability Bonds, 8.00%, 12/01/51	380	242,089
Maine Health & Higher Educational Facilities Authority, Refunding RB, 4.00%, 07/01/37	1,100	1,018,728
		1,260,817
Security	Par (000)	Value
Maryland — 1.4%
City of Baltimore Maryland, RB, 4.88%, 06/01/42	$120	$ 122,442
Maryland Economic Development Corp., RB, Class B, AMT, Sustainability Bonds, 5.25%, 06/30/47	380	399,614
Maryland Health & Higher Educational Facilities Authority, RB, 7.00%, 03/01/55(b)	1,480	1,552,895
		2,074,951
Massachusetts — 1.5%
Massachusetts Development Finance Agency, RB, Series A, 5.00%, 01/01/47	860	866,870
Massachusetts Housing Finance Agency, Refunding RB
Series A, AMT, 4.45%, 12/01/42	310	306,405
Series A, AMT, 4.50%, 12/01/47	1,030	1,028,686
		2,201,961
Michigan — 1.8%
Michigan Finance Authority, RB, 4.00%, 02/15/50	2,000	1,874,320
Michigan Strategic Fund, RB
5.00%, 11/15/42	165	165,367
AMT, 5.00%, 12/31/43	500	509,247
		2,548,934
Minnesota — 0.8%
Duluth Economic Development Authority, Refunding RB, Series A, 5.25%, 02/15/58	655	666,254
Minnesota Housing Finance Agency, RB, S/F Housing, Series M, Sustainability Bonds, (FHLMC, FNMA, GNMA), 6.00%, 01/01/53	475	507,154
		1,173,408
Missouri — 0.8%
Industrial Development Authority of the City of St. Louis Missouri, Refunding RB, Series A, 4.38%, 11/15/35	330	284,163
Kansas City Industrial Development Authority, ARB, Class B, AMT, 5.00%, 03/01/54	850	870,770
		1,154,933
Nevada — 0.3%
State of Nevada Department of Business & Industry, RB, Series A4, AMT, 01/01/50(a)(c)	380	379,958
New Hampshire — 0.9%
New Hampshire Business Finance Authority, RB
Series A, 4.13%, 08/15/40	260	232,191
Series A, 4.25%, 08/15/46	290	244,790
Series A, 4.50%, 08/15/55	600	499,383
New Hampshire Business Finance Authority, RB, M/F Housing, Series 2, Sustainability Bonds, 4.25%, 07/20/41	334	328,241
		1,304,605
New Jersey — 10.8%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	475	476,390
5.25%, 11/01/44	1,160	1,160,985
New Jersey Economic Development Authority, RB
5.00%, 12/15/28(h)	70	76,266
5.00%, 06/15/43	125	130,719
New Jersey Economic Development Authority, Refunding RB, Series BBB, 5.50%, 12/15/26(h)	1,225	1,298,741
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock Long-Term Municipal Advantage Trust (BTA)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
New Jersey (continued)
New Jersey Economic Development Authority, Refunding SAB, 5.75%, 04/01/31	$785	$ 806,362
New Jersey Higher Education Student Assistance Authority, RB
Series B, AMT, 4.25%, 12/01/45	140	141,544
Series C, AMT, Subordinate, 4.25%, 12/01/50	1,340	1,232,241
New Jersey Higher Education Student Assistance Authority, Refunding RB, Sub-Series C, AMT, 3.63%, 12/01/49	645	520,261
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.00%, 06/15/45	585	589,033
Series S, 5.25%, 06/15/43	2,535	2,681,545
New Jersey Turnpike Authority, RB, Series B, 5.00%, 01/01/46	1,300	1,418,003
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	730	767,520
Series A, 5.25%, 06/01/46	1,700	1,759,908
Sub-Series B, 5.00%, 06/01/46	2,460	2,471,218
		15,530,736
New York — 13.7%
City of New York, GO
Series A-1, 4.00%, 09/01/46	390	386,807
Series B, 5.25%, 10/01/39	245	279,171
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	910	855,414
Metropolitan Transportation Authority, Refunding RB, Series C-1, Sustainability Bonds, 4.75%, 11/15/45	985	1,029,366
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Sub-Series B-1, 4.00%, 11/01/45	4,000	3,924,885
Series A-1, Subordinate, 4.00%, 08/01/48	555	542,615
New York Counties Tobacco Trust IV, Refunding RB
Series A, 6.25%, 06/01/41(b)	900	900,202
Series A, 5.00%, 06/01/42	1,505	1,403,777
New York Counties Tobacco Trust VI, Refunding RB, Series A-2B, 5.00%, 06/01/51	1,000	940,439
New York Liberty Development Corp., Refunding RB
Class 1, 5.00%, 11/15/44(b)	1,415	1,414,962
Class 2, 5.38%, 11/15/40(b)	395	395,736
Series A, Sustainability Bonds, 3.00%, 11/15/51	505	386,139
New York Power Authority, Refunding RB, Series A, Sustainability Bonds, 4.00%, 11/15/55	565	544,817
New York State Dormitory Authority, Refunding RB, Series A, 4.00%, 03/15/54	880	845,183
New York Transportation Development Corp., ARB
AMT, 5.63%, 04/01/40	260	282,334
AMT, 5.00%, 12/01/40	555	583,731
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	560	588,236
AMT, Sustainability Bonds, (AGM), 5.13%, 06/30/60	1,750	1,810,859
New York Transportation Development Corp., Refunding ARB, AMT, 5.38%, 08/01/36	730	792,356
Westchester County Local Development Corp., Refunding RB(b)
5.00%, 07/01/41	340	343,741
Security	Par (000)	Value
New York (continued)
Westchester County Local Development Corp., Refunding RB(b) (continued)
5.00%, 07/01/56	$380	$ 376,660
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 4.00%, 06/01/42	1,170	1,146,045
		19,773,475
North Carolina — 0.4%
North Carolina Housing Finance Agency, RB, S/F Housing, Sustainability Bonds, (FHLMC, FNMA, GNMA), 6.00%, 07/01/53	530	564,489
North Dakota — 0.4%
City of Grand Forks North Dakota, RB, Series A, (AGM), 5.00%, 12/01/53	525	556,696
Ohio — 1.8%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	500	462,659
County of Hamilton Ohio, Refunding RB, 4.00%, 08/15/50	800	759,814
Port of Greater Cincinnati Development Authority, RB, 4.25%, 12/01/50(b)	180	164,102
State of Ohio, RB, AMT, 5.00%, 06/30/53	1,220	1,221,997
		2,608,572
Oklahoma — 3.4%
Oklahoma Development Finance Authority, RB
7.25%, 09/01/51(b)	2,205	2,223,361
Series B, 5.00%, 08/15/38	750	759,897
Series B, 5.50%, 08/15/52	765	786,319
Tulsa Authority for Economic Opportunity, TA, 4.38%, 12/01/41(b)	155	148,063
Tulsa County Industrial Authority, Refunding RB, 5.25%, 11/15/45	925	931,367
		4,849,007
Oregon — 0.2%
Clackamas County School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(d)	625	338,305
Pennsylvania — 9.1%
Allentown Neighborhood Improvement Zone Development Authority, RB, 5.00%, 05/01/42(b)	1,280	1,321,179
Bucks County Industrial Development Authority, RB, 4.00%, 07/01/46	200	162,972
City of Philadelphia Pennsylvania Water & Wastewater Revenue, Refunding RB
Series B, (AGM), 4.50%, 09/01/48	800	817,883
Series B, (AGM), 5.50%, 09/01/53	1,605	1,771,566
Doylestown Hospital Authority, Refunding RB(b)
5.00%, 07/01/31	100	103,063
5.38%, 07/01/39	155	163,552
Montgomery County Higher Education and Health Authority, Refunding RB, 4.00%, 09/01/51	1,240	1,119,188
Montgomery County Industrial Development Authority, RB, Series C, 5.00%, 11/15/45	95	97,982
Pennsylvania Economic Development Financing Authority, RB
5.00%, 06/30/42	465	468,577
AMT, 5.75%, 06/30/48	335	362,242
AMT, 5.25%, 06/30/53	560	578,176

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock Long-Term Municipal Advantage Trust (BTA)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, Refunding RB
Series B, 5.25%, 12/01/38(a)	$240	$ 243,495
Series C, 5.25%, 12/01/37(a)	415	421,043
AMT, 5.50%, 11/01/44	720	720,892
Pennsylvania Higher Education Assistance Agency, RB, Series 1C, AMT, 5.00%, 06/01/51	100	100,184
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/44	805	796,545
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 143A, Sustainability Bonds, 5.38%, 10/01/46	960	1,022,326
Pennsylvania Turnpike Commission, RB
Series A, 5.50%, 12/01/42	1,685	1,760,252
Series A, 5.00%, 12/01/44	520	522,799
Philadelphia Authority for Industrial Development, RB, 5.25%, 11/01/52	355	376,202
School District of Philadelphia, GOL, Series A, (SAW), 5.50%, 09/01/48	220	242,210
		13,172,328
Puerto Rico — 8.4%
Children’s Trust Fund, RB, Series A, 0.00%, 05/15/57(d)	6,945	476,951
Commonwealth of Puerto Rico, GO
1.00%, 11/01/51(a)	4,759	2,982,704
Series A-1, Restructured, 5.75%, 07/01/31	784	867,714
Commonwealth of Puerto Rico, RB, 1.00%, 11/01/51(a)	3,171	935,358
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Authority, ARB
Series A-1, AMT, 6.75%, 01/01/45	100	119,931
Series A-2, AMT, 6.50%, 01/01/42	100	119,661
Series A-2, AMT, 6.75%, 01/01/45	100	119,830
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-2, Convertible, Restructured, 4.33%, 07/01/40	72	71,337
Series A-1, Restructured, 4.75%, 07/01/53	1,529	1,516,197
Series A-1, Restructured, 5.00%, 07/01/58	2,376	2,383,889
Series A-2, Restructured, 4.78%, 07/01/58	1,038	1,023,109
Series A-2, Restructured, 4.33%, 07/01/40	851	842,994
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	1,914	635,593
		12,095,268
Rhode Island — 0.6%
Rhode Island Student Loan Authority, RB, Series A, AMT, 3.63%, 12/01/37	395	378,049
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.00%, 06/01/40	420	422,351
		800,400
South Carolina — 3.0%
South Carolina Jobs-Economic Development Authority, RB, 7.50%, 08/15/62(b)	225	221,950
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/43	1,110	1,140,936
South Carolina Public Service Authority, RB
Series A, 5.50%, 12/01/54	1,840	1,846,510
Series E, 5.00%, 12/01/48	420	421,634
Series E, 5.50%, 12/01/53	750	753,758
		4,384,788
Security	Par (000)	Value
Tennessee — 1.6%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, 4.00%, 10/01/49	$290	$ 242,403
Metropolitan Government Nashville & Davidson County Industrial Development Board, SAB, CAB, 0.00%, 06/01/43(b)(d)	450	178,799
Metropolitan Government Nashville & Davidson County Sports Authority, RB, Series A, Senior Lien, (AGM), 5.25%, 07/01/48	585	642,938
Metropolitan Nashville Airport Authority, ARB
Series B, AMT, 5.25%, 07/01/35	230	253,187
Series B, AMT, 5.50%, 07/01/36	190	212,736
Tennergy Corp., RB, Series A, 5.50%, 10/01/53(a)	750	810,246
		2,340,309
Texas — 12.8%
Angelina & Neches River Authority, RB, Series A, AMT, 7.50%, 12/01/45(b)	335	234,412
Arlington Higher Education Finance Corp., RB
7.50%, 04/01/62(b)	230	236,058
7.88%, 11/01/62(b)	195	204,383
Series A, 5.75%, 08/15/62	500	491,839
Brazoria County Industrial Development Corp., RB, AMT, 7.00%, 03/01/39	315	301,696
City of Houston Texas Airport System Revenue, ARB, Series B-1, AMT, 5.00%, 07/15/30	240	241,573
City of Houston Texas Airport System Revenue, Refunding ARB
AMT, 5.00%, 07/15/27	125	128,537
Series A, AMT, 1st Lien, Subordinate, (AGM), 5.25%, 07/01/48	340	365,135
City of Houston Texas Airport System Revenue, Refunding RB, Series C, AMT, 5.00%, 07/15/27	800	822,564
City of Hutto Texas, GOL, (BAM), 4.25%, 08/01/54	715	696,778
Dallas Independent School District, Refunding GO, (PSF- GTD), 4.00%, 02/15/53	500	480,334
Del Valle Independent School District Texas, GO, (PSF- GTD), 4.00%, 06/15/47	810	788,343
Fort Worth Independent School District, GO, (PSF-GTD), 4.00%, 02/15/48	160	157,299
Harris County-Houston Sports Authority, Refunding RB, Series A, Senior Lien, (AGM NPFGC), 0.00%, 11/15/34(d)	3,000	1,867,036
Midland County Fresh Water Supply District No. 1, RB, CAB, Series A, 0.00%, 09/15/27(d)(h)	5,200	2,882,483
New Hope Cultural Education Facilities Finance Corp., Refunding RB, Series A, 6.75%, 10/01/52	600	584,332
Newark Higher Education Finance Corp., RB(b)
Series A, 5.50%, 08/15/35	135	136,874
Series A, 5.75%, 08/15/45	275	279,130
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	890	878,487
Port of Beaumont Navigation District, ARB(b)
Series A, AMT, 5.00%, 01/01/39	620	635,771
Series A, AMT, 5.13%, 01/01/44	275	277,461
Port of Beaumont Navigation District, Refunding RB(b)
Series A, AMT, 3.63%, 01/01/35	215	190,653
Series A, AMT, 4.00%, 01/01/50	815	700,273
San Antonio Education Facilities Corp., RB
Series A, 5.00%, 10/01/41	85	75,824
Series A, 5.00%, 10/01/51	115	95,132
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock Long-Term Municipal Advantage Trust (BTA)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Texas (continued)
Tarrant County Cultural Education Facilities Finance Corp., RB, 5.00%, 11/15/51	$310	$ 329,327
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB, 5.00%, 12/15/32	1,300	1,396,738
Texas Private Activity Bond Surface Transportation Corp., RB
AMT, Senior Lien, 5.00%, 12/31/55	1,025	1,019,811
AMT, Senior Lien, 5.50%, 12/31/58	800	860,900
Texas Transportation Commission State Highway 249 System, RB, CAB, 0.00%, 08/01/43(d)	2,205	891,812
Texas Water Development Board, RB, 4.45%, 10/15/36	170	184,492
		18,435,487
Utah — 0.8%
Black Desert Public Infrastructure District, SAB, 5.63%, 12/01/53(b)	205	211,835
County of Utah, RB, Series B, 4.00%, 05/15/47	750	702,270
Utah Charter School Finance Authority, RB, Series A, 5.00%, 06/15/52(b)	225	190,323
		1,104,428
Vermont — 0.2%
Vermont Student Assistance Corp., RB, Series A, AMT, 3.38%, 06/15/36	285	268,923
Virginia — 2.7%
Ballston Quarter Community Development Authority, TA, Series A-1, 5.50%, 03/01/46	267	272,469
Ballston Quarter Community Development Authority, TA, CAB, Series A-2, 7.13%, 03/01/30(e)	640	471,267
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 4.00%, 07/01/55	245	234,915
James City County Economic Development Authority, RB
Series A, 6.88%, 12/01/58	175	191,481
Series C3, 5.25%, 12/01/27	125	125,157
Norfolk Redevelopment & Housing Authority, RB
Series A, 5.00%, 01/01/34	235	236,662
Series A, 5.00%, 01/01/49	455	419,057
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	1,025	1,003,449
Virginia Beach Development Authority, RB
Series A, 7.00%, 09/01/53	240	275,402
Series B3, 5.38%, 09/01/29	155	159,118
Virginia Housing Development Authority, RB, M/F Housing, Series G, 4.90%, 11/01/42	500	525,921
		3,914,898
Washington — 0.8%
Port of Seattle Washington, ARB, Series C, AMT, 5.00%, 04/01/40	350	350,312
Washington Health Care Facilities Authority, Refunding RB, Series A, 5.00%, 08/01/44	485	503,432
Security	Par (000)	Value
Washington (continued)
Washington State Housing Finance Commission, Refunding RB
Series A, 5.00%, 07/01/43	$125	$ 132,137
Series A, 5.00%, 07/01/48	115	119,715
		1,105,596
West Virginia — 1.3%
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48	1,895	1,824,105
Wisconsin — 6.6%
Public Finance Authority, ARB, AMT, 4.25%, 07/01/54	750	615,058
Public Finance Authority, RB
6.25%, 10/01/31(b)(f)(g)	290	40,600
5.00%, 06/15/41(b)	165	163,234
7.00%, 10/01/47(b)(f)(g)	290	40,600
5.00%, 06/15/55(b)	440	418,065
5.00%, 01/01/56(b)	710	625,395
Class A, 5.00%, 06/15/56(b)	230	193,340
Series A, 7.75%, 07/01/43(b)	1,190	1,238,351
Series A, 4.75%, 06/15/56(b)	725	525,539
Series A, 07/01/59(b)(c)	1,080	1,155,125
Series A-1, 4.50%, 01/01/35(b)	570	569,406
Series A-4, 5.50%, 11/15/32(b)	870	870,748
Series B, 0.00%, 01/01/35(b)(d)	950	502,781
Series B, 0.00%, 01/01/60(b)(d)	16,025	1,257,230
AMT, Sustainability Bonds, 4.00%, 09/30/51	475	405,841
AMT, Sustainability Bonds, 4.00%, 03/31/56	455	379,611
Public Finance Authority, RB, CAB, Series B, 0.00%, 01/01/61(b)(d)	6,540	527,934
		9,528,858
Wyoming — 0.3%
University of Wyoming, RB, Series C, (AGM), 4.00%, 06/01/51	500	470,739
Total Municipal Bonds — 149.6% (Cost: $213,533,653)		215,741,213
Municipal Bonds Transferred to Tender Option Bond Trusts(i)
Alabama — 4.6%
Black Belt Energy Gas District, RB, Series C-1, 5.25%, 02/01/53(a)	6,194	6,590,152

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock Long-Term Municipal Advantage Trust (BTA)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
New York — 2.6%
New York City Housing Development Corp., Refunding RB, Series A, Sustainability Bonds, 4.15%, 11/01/38	$2,181	$ 2,180,874
Port Authority of New York & New Jersey, ARB, Series 221, AMT, 4.00%, 07/15/55	1,720	1,596,619
		3,777,493
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 7.2% (Cost: $10,138,126)		10,367,645
Total Long-Term Investments — 156.8% (Cost: $223,671,779)		226,108,858

	Shares
Short-Term Securities
	Money Market Funds — 2.2%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 3.47%(j)(k)	3,172,803	3,173,120
	Total Short-Term Securities — 2.2% (Cost: $3,173,070)	3,173,120
	Total Investments — 159.0% (Cost: $226,844,849)	229,281,978
	Liabilities in Excess of Other Assets — (2.8)%	(4,065,614)
	Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (3.7)%	(5,343,148)
	VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (52.5)%	(75,684,225)
	Net Assets Applicable to Common Shares — 100.0%	$ 144,188,991

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security.
(d)	Zero-coupon bond.
(e)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non-income producing security.
(h)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(i)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)	Affiliate of the Fund.
(k)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/24	Shares Held at 07/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 12,588,591	$ —	$ (9,416,006)(a)	$ 2,203	$ (1,668)	$ 3,173,120	3,172,803	$ 154,504	$ —

(a)	Represents net amount purchased (sold).
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 215,741,213	$ —	$ 215,741,213
Municipal Bonds Transferred to Tender Option Bond Trusts	—	10,367,645	—	10,367,645
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock Long-Term Municipal Advantage Trust (BTA)

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$ 3,173,120	$ —	$ —	$ 3,173,120
	$3,173,120	$226,108,858	$—	$229,281,978
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(5,313,595)	$—	$(5,313,595)
VRDP Shares at Liquidation Value	—	(76,000,000)	—	(76,000,000)
	$—	$(81,313,595)	$—	$(81,313,595)
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Schedule of Investments
July 31, 2024
BlackRock MuniAssets Fund, Inc. (MUA)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Corporate Bonds
Diversified Consumer Services — 0.5%
Grand Canyon University, 5.13%, 10/01/28	$2,445	$ 2,239,191
Total Corporate Bonds — 0.5% (Cost: $2,445,000)		2,239,191
Municipal Bonds
Alabama — 7.5%
Black Belt Energy Gas District, RB(a)
Series A, 5.25%, 01/01/54	3,085	3,320,681
Series A, 5.25%, 05/01/55	850	930,725
Series F, 5.50%, 11/01/53	615	654,838
Black Belt Energy Gas District, Refunding RB, 4.00%, 06/01/51(a)	5,240	5,306,886
County of Jefferson Alabama Sewer Revenue, Refunding RB, 5.25%, 10/01/49	5,645	6,076,007
Energy Southeast A Cooperative District, RB, Series B, 5.25%, 07/01/54(a)	795	859,407
Hoover Industrial Development Board, RB, AMT, Sustainability Bonds, 6.38%, 11/01/50(a)	2,140	2,406,747
MidCity Improvement District, SAB
4.25%, 11/01/32	160	148,998
4.50%, 11/01/42	255	219,908
4.75%, 11/01/49	270	229,708
Mobile County Industrial Development Authority, RB, Series A, AMT, 5.00%, 06/01/54	4,545	4,646,606
Southeast Alabama Gas Supply District, Refunding RB(a)
Series A, 5.00%, 08/01/54	4,000	4,324,052
Series B, 5.00%, 06/01/49	4,495	4,780,065
Tuscaloosa County Industrial Development Authority, Refunding RB, Series A, 5.25%, 05/01/44(b)	335	338,200
		34,242,828
Arizona — 3.9%
Arizona Industrial Development Authority, RB(b)
7.10%, 01/01/55	1,690	1,740,839
Series A, 5.00%, 12/15/39	250	246,389
Series B, 5.13%, 07/01/47	665	665,176
Arizona Industrial Development Authority, Refunding RB(b)
Series A, 5.13%, 07/01/37	960	963,461
Series A, 5.50%, 07/01/52	1,775	1,776,164
Glendale Industrial Development Authority, RB, 5.00%, 05/15/56	100	93,067
Industrial Development Authority of the City of Phoenix Arizona, Refunding RB(b)
5.00%, 07/01/35	320	320,902
5.00%, 07/01/45	255	253,915
Industrial Development Authority of the County of Pima, Refunding RB(b)
4.00%, 06/15/51	1,555	1,282,165
5.00%, 07/01/56	465	441,520
La Paz County Industrial Development Authority, RB, 5.88%, 06/15/48(b)	875	814,332
Maricopa County Industrial Development Authority, RB
5.25%, 10/01/40(b)	465	448,330
5.50%, 10/01/51(b)	465	433,806
Series A, 3.00%, 09/01/51	5,155	4,003,003
AMT, 4.00%, 10/15/47(b)	1,995	1,828,955
Security	Par (000)	Value
Arizona (continued)
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	$1,650	$ 1,816,388
Sierra Vista Industrial Development Authority, RB(b)
6.30%, 06/15/54	230	233,392
6.38%, 06/15/64	460	467,024
		17,828,828
Arkansas — 5.1%
Arkansas Development Finance Authority, RB
AMT, 4.50%, 09/01/49(b)	9,435	9,321,478
AMT, 4.75%, 09/01/49(b)	6,850	6,848,119
AMT, Sustainability Bonds, 7.38%, 07/01/48(b)	2,800	3,101,552
AMT, Sustainability Bonds, 5.45%, 09/01/52	2,325	2,417,750
Series A, AMT, Sustainability Bonds, 6.88%, 07/01/48(b)	1,300	1,424,017
		23,112,916
California — 7.0%
California Infrastructure & Economic Development Bank, RB, Series A-4, AMT, 01/01/50(a)(b)(c)	11,620	11,779,799
California Municipal Finance Authority, RB(b)
5.50%, 08/01/34	250	250,075
6.00%, 08/01/44	665	665,299
6.13%, 08/01/49	580	580,293
California School Finance Authority, RB, Series A, 6.40%, 07/01/48	1,570	1,571,769
California Statewide Communities Development Authority, RB, 5.25%, 12/01/38(b)	580	603,173
California Statewide Financing Authority, RB, Series B, 6.00%, 05/01/43	1,650	1,651,119
CMFA Special Finance Agency XII, RB, M/F Housing, 4.38%, 08/01/49(b)	485	412,614
CSCDA Community Improvement Authority, RB, M/F Housing(b)
Series A, 3.00%, 09/01/56	1,570	1,155,750
Mezzanine Lien, 4.00%, 03/01/57	700	528,116
Series B, Mezzanine Lien, Sustainability Bonds, 4.00%, 12/01/59	6,035	3,951,679
Series W, Mezzanine Lien, Sustainability Bonds, 4.00%, 06/01/57	2,060	1,034,041
Series B, Sub Lien, Sustainability Bonds, 4.00%, 12/01/59	4,000	2,836,228
Sustainability Bonds, 4.00%, 07/01/58	380	272,455
Series B, Sustainability Bonds, 4.00%, 07/01/58	435	308,001
Golden State Tobacco Securitization Corp., Refunding RB, CAB, Series B-2, Subordinate, 0.00%, 06/01/66(d)	20,525	2,356,461
Hastings Campus Housing Finance Authority, RB, CAB, Sub-Series A, Sustainability Bonds, 6.75%, 07/01/35(b)(e)	1,705	856,460
Rancho Mirage Community Facilities District, ST
Series A, 5.00%, 09/01/49	270	277,670
Series A, 5.00%, 09/01/54	200	204,926
San Francisco City & County Redevelopment Agency Successor Agency, TA, CAB, Series D, 0.00%, 08/01/43(b)(d)	1,500	582,160
		31,878,088
Colorado — 3.3%
9th Avenue Metropolitan District No. 2, GOL, 5.00%, 12/01/48	910	839,363
Banning Lewis Ranch Metropolitan District No. 8, GOL, 4.88%, 12/01/51(b)	665	541,012
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniAssets Fund, Inc. (MUA)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Colorado (continued)
Centerra Metropolitan District No. 1, TA, 5.00%, 12/01/47(b)	$575	$ 553,688
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series A, AMT, 4.13%, 11/15/47	1,870	1,798,900
Series A, AMT, 4.13%, 11/15/53	1,025	958,918
Colorado Health Facilities Authority, RB
5.50%, 11/01/47	265	296,187
5.25%, 11/01/52	555	598,563
Series A, 5.00%, 05/15/35	355	298,264
Series A, 5.00%, 05/15/44	385	279,646
Series A, 5.00%, 05/15/49	750	514,482
Fitzsimons Village Metropolitan District No. 3, Refunding GOL, Series A-1, 4.25%, 12/01/55	1,735	1,410,513
Green Valley Ranch East Metropolitan District No. 6, GOL, Series A, 5.88%, 12/01/50	935	941,872
Inspiration Metropolitan District, GOL, Series B, Subordinate, 5.00%, 12/15/36	721	675,784
Karl’s Farm Metropolitan District No. 2, GOL, Series A, 5.63%, 12/01/50(b)	545	527,064
Lanterns Metropolitan District No. 2, GOL, Series A, 4.50%, 12/01/50	520	397,046
Loretto Heights Community Authority, RB, 4.88%, 12/01/51	790	643,577
North Holly Metropolitan District, GOL, Series A, 5.50%, 12/01/48	500	498,439
Palisade Metropolitan District No. 2, GOL, Subordinate, 7.25%, 12/15/49	1,211	1,155,840
Prairie Farm Metropolitan District, GOL, Series A, 5.25%, 12/01/48	759	759,223
Pueblo Urban Renewal Authority, TA, 4.75%, 12/01/45(b)	1,065	721,538
Waters’ Edge Metropolitan District No. 2, GOL, 5.00%, 12/01/51	790	727,012
		15,136,931
Connecticut — 1.4%
Connecticut State Health & Educational Facilities Authority, RB
Series A, 5.00%, 01/01/55(b)	325	285,519
Series A, Sustainability Bonds, 5.38%, 07/01/54	1,105	1,119,746
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45(b)	3,850	3,849,666
Mohegan Tribe of Indians of Connecticut, RB, Series A, 6.75%, 02/01/45(b)	941	941,209
		6,196,140
Delaware — 1.0%
Affordable Housing Opportunities Trust, RB, Series AH-01, Class B, 6.88%, 05/01/39(b)	1,210	1,182,847
Delaware State Health Facilities Authority, Refunding RB, 4.00%, 10/01/49	2,870	2,793,418
Town of Bridgeville Delaware, ST(b)
5.25%, 07/01/44	100	105,878
5.63%, 07/01/53	120	127,604
Town of Milton Delaware, ST(b)
5.70%, 09/01/44	150	152,441
5.95%, 09/01/53	400	411,631
		4,773,819
Security	Par (000)	Value
District of Columbia — 0.8%
District of Columbia Tobacco Settlement Financing Corp., RB, Series A, 0.00%, 06/15/46(d)	$15,400	$ 3,467,003
Florida — 15.8%
Antillia Community Development District, SAB
5.60%, 05/01/44	140	145,201
5.88%, 05/01/54	170	176,487
Babcock Ranch Community Independent Special District, SAB
Series 2022, 5.00%, 05/01/42	510	520,668
Series 2022, 5.00%, 05/01/53	385	385,035
Boggy Creek Improvement District, Refunding SAB, Series 2013, 5.13%, 05/01/43	1,190	1,189,990
Brevard County Health Facilities Authority, Refunding RB(b)
4.00%, 11/15/24	440	438,998
4.00%, 11/15/25	460	456,305
4.00%, 11/15/27	495	485,973
4.00%, 11/15/29	435	420,342
4.00%, 11/15/32	450	425,710
4.00%, 11/15/35	675	624,376
Buckhead Trails Community Development District, SAB
5.88%, 05/01/54	525	527,909
Series 2022, 5.75%, 05/01/52	400	416,854
Cabot Citrus Farms Community Development District, SAB, 5.25%, 03/01/29	1,070	1,086,270
Capital Projects Finance Authority, RB, 6.13%, 06/15/44(b)	190	192,460
Capital Region Community Development District, Refunding SAB, Series A-1, 5.13%, 05/01/39	1,390	1,400,479
Capital Trust Agency, Inc., RB
5.00%, 01/01/55(b)	2,640	2,541,193
Series A, 5.00%, 12/15/49	370	366,542
Series A, 5.75%, 06/01/54(b)	940	795,244
Series A, 5.00%, 12/15/54	400	392,611
Capital Trust Agency, Inc., RB, CAB, 0.00%, 07/01/61(b)(d)	23,405	1,627,138
Charlotte County Industrial Development Authority, RB, 5.00%, 10/01/49(b)	1,415	1,403,559
Collier County Industrial Development Authority, Refunding RB, Series A, 8.13%, 05/15/44(b)(f)(g)	630	11,718
Coral Creek Community Development District, SAB, 5.75%, 05/01/54	215	222,276
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/49	5,000	5,118,653
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(d)
Series A-2, 0.00%, 10/01/48	875	279,560
Series A-2, 0.00%, 10/01/49	730	202,641
Series A-2, 0.00%, 10/01/52	1,200	295,451
Series A-2, 0.00%, 10/01/54	2,875	636,997
Crosswinds East Community Development District, SAB, 5.75%, 05/01/54	165	170,584
Darby Community Development District, SAB, Series A-2, 5.88%, 05/01/35	1,685	1,737,881
Florida Development Finance Corp., RB(b)
6.50%, 06/30/57	331	233,480
Series A, 5.75%, 06/15/29	690	690,498
Series A, 6.00%, 06/15/34	835	835,774
Series A, 6.13%, 06/15/44	3,180	3,182,263

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniAssets Fund, Inc. (MUA)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Florida (continued)
Florida Development Finance Corp., RB(b) (continued)
Series A, 5.13%, 06/15/55	$3,645	$ 3,185,672
Series B, 4.50%, 12/15/56	3,985	2,933,501
Series C, 5.75%, 12/15/56	1,325	1,084,601
Florida Development Finance Corp., Refunding RB
AMT, 12.00%, 07/15/32(a)(b)	6,175	6,621,413
AMT, (AGM), 5.25%, 07/01/53	3,675	3,848,439
Series C, AMT, 8.25%, 07/01/57(a)(b)	1,500	1,563,031
Golden Gem Community Development District, SAB, 6.00%, 05/01/55	1,700	1,762,595
Hammock Oaks Community Development District, SAB, 5.85%, 05/01/44	385	407,877
Hobe-St Lucie Conservancy District, SAB, 5.88%, 05/01/55	240	250,075
Lakewood Ranch Stewardship District, SAB
4.95%, 05/01/29(b)	105	106,090
5.50%, 05/01/39(b)	100	102,506
3.00%, 05/01/41	275	214,222
5.13%, 05/01/46	675	676,372
5.65%, 05/01/48(b)	135	137,641
Series 1B, 4.75%, 05/01/29	565	567,890
Series 1B, 5.30%, 05/01/39	645	655,759
Series 1B, 5.45%, 05/01/48	1,150	1,162,922
Laurel Road Community Development District, SAB
Series A-1, 2.60%, 05/01/26	80	78,171
Series A-1, 3.25%, 05/01/41	190	153,370
Series A-1, 4.00%, 05/01/52	300	244,859
Lee County Industrial Development Authority, RB, Series B-1, 4.75%, 11/15/29	375	375,837
Marion Ranch Community Development District, SAB
5.70%, 05/01/44	200	206,626
5.95%, 05/01/54	210	216,833
Midtown Miami Community Development District, Refunding SAB
Series A, 5.00%, 05/01/37	845	845,026
Series B, 5.00%, 05/01/37	495	495,015
North AR-1 Pasco Community Development District, SAB
Series A, 5.75%, 05/01/44	100	105,183
Series A, 6.00%, 05/01/54	165	173,681
North Powerline Road Community Development District, SAB, 5.63%, 05/01/52(b)	910	936,760
North River Ranch Community Development District, SAB
Series A-1, 4.00%, 05/01/40	310	278,598
Series A-1, 4.25%, 05/01/51	530	453,151
Series A-2, 4.20%, 05/01/35	180	168,221
Parrish Lakes Community Development District, SAB, 5.80%, 05/01/54	695	704,013
Poitras East Community Development District, SAB, 5.00%, 05/01/43	690	687,538
Rolling Hills Community Development District, Refunding SAB, Series A-2, 3.65%, 05/01/32	930	844,317
Sawyers Landing Community Development District, SAB, 4.25%, 05/01/53	1,145	997,112
Seminole County Industrial Development Authority, Refunding RB, 5.75%, 11/15/54	985	985,909
Shadowlawn Community Development District, SAB, 5.85%, 05/01/54	225	234,309
South Broward Hospital District, RB, (BAM-TCRS), 3.00%, 05/01/51	720	559,876
Security	Par (000)	Value
Florida (continued)
Tolomato Community Development District, Refunding SAB, Series 2015-2, 6.61%, 11/01/24(e)	$805	$ 797,178
Tolomato Community Development District, SAB, Series 2015-3, 6.61%, 05/01/40(f)(g)	875	9
Trout Creek Community Development District, SAB
5.38%, 05/01/38	430	439,714
5.50%, 05/01/49	1,105	1,120,640
Village Community Development District No. 14, SAB
5.38%, 05/01/42	1,095	1,145,587
5.50%, 05/01/53	810	841,141
Volusia County Educational Facility Authority, RB, 5.25%, 06/01/49	1,020	1,076,889
West Villages Improvement District, SAB
4.75%, 05/01/39	455	455,278
5.00%, 05/01/50	940	925,631
5.63%, 05/01/54	325	332,937
Westside Haines City Community Development District, SAB, 6.00%, 05/01/54	310	326,319
		72,123,454
Georgia — 1.0%
Atlanta Urban Redevelopment Agency, RB, 3.88%, 07/01/51(b)	765	633,132
Development Authority of Cobb County, RB, Series A, 6.38%, 06/15/58(b)	265	272,889
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(b)	290	286,333
Gainesville & Hall County Hospital Authority, RB, Series A, 4.00%, 02/15/51	855	804,740
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/38	340	375,041
Main Street Natural Gas, Inc., Refunding RB, Series E-1, 5.00%, 12/01/53(a)	1,195	1,277,703
Municipal Electric Authority of Georgia, RB, Series A, 5.00%, 07/01/52	915	962,080
		4,611,918
Idaho — 0.1%
Idaho Housing & Finance Association, RB, Series A, 6.95%, 06/15/55(b)	580	619,621
Illinois — 7.3%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/42	3,500	3,500,735
Series C, 5.25%, 12/01/35	1,655	1,660,299
Series D, 5.00%, 12/01/46	2,155	2,158,572
Chicago Board of Education, Refunding GO
Series B, 4.00%, 12/01/35	745	729,339
Series B, 4.00%, 12/01/41	1,665	1,552,053
Series D, 5.00%, 12/01/31	1,000	1,028,059
City of Chicago Illinois, Refunding GO
Series A, 6.00%, 01/01/38	1,260	1,312,982
Series B, 4.00%, 01/01/37	1,709	1,690,344
Illinois Finance Authority, RB(b)
Class A, 5.00%, 07/01/51	2,000	1,479,790
Class A, 5.00%, 07/01/56	2,000	1,437,418
Illinois Finance Authority, Refunding RB
6.00%, 02/01/34	365	365,143
6.13%, 02/01/45	655	655,162
Series C, 4.00%, 02/15/41	1,430	1,398,540
Illinois State Toll Highway Authority, RB, Series A, 4.00%, 01/01/46	1,795	1,742,256
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniAssets Fund, Inc. (MUA)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Illinois (continued)
Metropolitan Pier & Exposition Authority, RB
5.00%, 06/15/57	$1,020	$ 1,042,969
Series A, 5.50%, 06/15/53	2,370	2,409,192
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	2,920	2,801,402
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, 0.00%, 12/15/54(d)	14,000	3,273,367
State of Illinois, GO
5.50%, 05/01/30	530	577,425
5.50%, 05/01/39	1,055	1,160,134
Village of Lincolnshire Illinois, ST, 6.25%, 03/01/34	1,174	1,173,899
		33,149,080
Indiana — 0.7%
City of Valparaiso Indiana, Refunding RB, AMT, 4.50%, 01/01/34(b)	255	262,613
City of Vincennes Indiana, Refunding RB, 6.25%, 01/01/29(b)(f)(g)	1,715	1,191,925
Indiana Finance Authority, RB, Series A, AMT, 6.75%, 05/01/39	1,060	1,192,641
Indiana Finance Authority, Refunding RB, Series A, 09/15/44(c)	555	598,694
		3,245,873
Iowa — 0.1%
PEFA, Inc., RB, 5.00%, 09/01/49(a)	400	408,749
Kansas(b) — 0.2%
City of Shawnee Kansas, RB
5.00%, 08/01/41	230	231,347
5.00%, 08/01/56	850	809,026
		1,040,373
Kentucky(b) — 0.5%
City of Henderson Kentucky, RB
Series A, AMT, 4.70%, 01/01/52	230	230,141
Series B, AMT, 4.45%, 01/01/42	2,000	1,974,129
		2,204,270
Louisiana(b) — 0.6%
Louisiana Public Facilities Authority, RB
Series A, 6.50%, 06/01/62	280	276,751
Class R2, AMT, 6.50%, 10/01/53(a)	835	895,913
Parish of St. James Louisiana, RB, Series 2, 6.35%, 07/01/40	1,580	1,738,967
		2,911,631
Maine(b) — 0.8%
Finance Authority of Maine, RB, AMT, Sustainability Bonds, 8.00%, 12/01/51	1,185	754,937
Maine Health & Higher Educational Facilities Authority, Refunding RB, 4.00%, 07/01/37	3,100	2,870,960
		3,625,897
Maryland — 1.1%
City of Baltimore Maryland, RB, 4.88%, 06/01/42	325	331,614
Maryland Economic Development Corp., RB
5.00%, 07/01/56	360	369,434
Class B, AMT, Sustainability Bonds, 5.25%, 06/30/55	1,315	1,373,024
Maryland Health & Higher Educational Facilities Authority, RB, 7.00%, 03/01/55(b)	3,010	3,158,253
		5,232,325
Security	Par (000)	Value
Massachusetts — 0.1%
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 10/01/57(b)	$500	$ 503,340
Michigan — 1.2%
Advanced Technology Academy, Refunding RB, 5.00%, 11/01/44	415	411,473
Michigan Finance Authority, Refunding RB, Series A, 4.00%, 12/01/49	2,405	2,283,324
Michigan Strategic Fund, RB
5.00%, 11/15/42	345	345,767
AMT, 5.00%, 12/31/43	1,200	1,222,193
AMT, Sustainability Bonds, 4.00%, 10/01/61(a)	1,300	1,308,496
		5,571,253
Minnesota — 0.3%
City of Minneapolis Minnesota, RB, Series A, 5.75%, 07/01/55	1,660	1,437,647
Missouri — 0.1%
Industrial Development Authority of the City of St. Louis Missouri, Refunding RB, Series A, 4.38%, 11/15/35	685	589,854
Nevada — 0.5%
State of Nevada Department of Business & Industry, RB, Series A4, AMT, 01/01/50(a)(c)	1,070	1,069,881
Tahoe-Douglas Visitors Authority, RB
5.00%, 07/01/40	670	699,947
5.00%, 07/01/45	460	472,913
		2,242,741
New Hampshire — 1.0%
New Hampshire Business Finance Authority, RB
Series A, 4.13%, 08/15/40	530	473,313
Series A, 4.25%, 08/15/46	595	502,241
Series A, 4.50%, 08/15/55	1,235	1,027,897
New Hampshire Business Finance Authority, RB, M/F Housing, Series 2, Sustainability Bonds, 4.25%, 07/20/41	942	925,934
New Hampshire Business Finance Authority, Refunding RB(b)
Series B, 4.63%, 11/01/42	1,015	963,865
Series C, AMT, 4.88%, 11/01/42	485	466,928
		4,360,178
New Jersey — 7.0%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	1,065	1,068,116
5.25%, 11/01/44	770	770,654
Middlesex County Improvement Authority, RB
Series B, 6.13%, 01/01/25	990	12,227
Series B, 6.25%, 01/01/37(f)(g)	2,145	26,491
New Jersey Economic Development Authority, RB
6.00%, 10/01/43	1,530	1,532,786
Class A, 5.25%, 11/01/47	2,650	2,898,000
Series A, 5.00%, 07/01/37	260	262,894
Series A, 5.25%, 11/01/54(b)	1,675	1,495,432
Series B, 6.50%, 04/01/31	1,510	1,541,835
Series B, 5.00%, 06/15/43	2,245	2,344,076
AMT, 5.38%, 01/01/43	2,155	2,155,397
New Jersey Economic Development Authority, Refunding RB, Series A, 6.00%, 08/01/49(b)	500	500,198
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/51	2,655	2,587,475

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniAssets Fund, Inc. (MUA)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
New Jersey (continued)
New Jersey Higher Education Student Assistance Authority, RB, Series B, AMT, 4.25%, 12/01/45	$400	$ 404,411
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.25%, 06/15/41	1,140	1,155,307
Series S, 5.25%, 06/15/43	2,345	2,480,561
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/35(d)	8,950	5,825,973
Tobacco Settlement Financing Corp., Refunding RB, Sub-Series B, 5.00%, 06/01/46	4,780	4,801,798
		31,863,631
New York — 14.4%
Albany Capital Resource Corp., Refunding RB, 4.00%, 07/01/51(f)(g)	1,500	810,000
Build NYC Resource Corp., RB, Series A, 5.00%, 07/01/32	745	729,148
Build NYC Resource Corp., Refunding RB, AMT, 5.00%, 01/01/35(b)	300	300,215
City of New York, GO, Series A-1, 4.00%, 09/01/46	1,195	1,185,216
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	2,890	2,716,643
Huntington Local Development Corp., RB, Series A, 5.25%, 07/01/56	185	160,695
Metropolitan Transportation Authority, Refunding RB
Series C-1, Sustainability Bonds, 4.75%, 11/15/45	740	773,331
Series C-1, Sustainability Bonds, 5.00%, 11/15/50	565	597,703
Series C-1, Sustainability Bonds, 5.25%, 11/15/55	840	892,806
New York City Housing Development Corp., RB, M/F Housing
Series C-1A, 4.15%, 11/01/39	1,895	1,894,910
Series C-1A, 4.20%, 11/01/44	3,475	3,474,881
Series C-1A, 4.30%, 11/01/47	2,845	2,772,564
New York Counties Tobacco Trust IV, Refunding RB
Series A, 6.25%, 06/01/41(b)	4,700	4,701,055
Series A, 5.00%, 06/01/42	3,155	2,942,802
New York Counties Tobacco Trust VI, Refunding RB
Series A-2B, 5.00%, 06/01/45	215	207,165
Series A-2B, 5.00%, 06/01/51	4,340	4,081,504
New York Liberty Development Corp., Refunding RB
Class 1, 5.00%, 11/15/44(b)	6,205	6,204,832
Class 2, 5.38%, 11/15/40(b)	1,080	1,082,012
Series A, Sustainability Bonds, 3.00%, 11/15/51	2,250	1,720,423
New York Power Authority, Refunding RB, Series A, Sustainability Bonds, 4.00%, 11/15/55	1,435	1,383,739
New York State Dormitory Authority, Refunding RB, Series A, 4.00%, 03/15/48	1,505	1,485,996
New York State Urban Development Corp., RB, Series A, 4.00%, 03/15/49	2,020	1,957,414
New York State Urban Development Corp., Refunding RB
3.00%, 03/15/48	9,655	7,702,008
4.00%, 03/15/49	2,330	2,264,373
New York Transportation Development Corp., ARB, AMT, 5.63%, 04/01/40	745	808,995
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	1,175	1,234,246
AMT, Sustainability Bonds, (AGM), 5.13%, 06/30/60	4,870	5,039,361
New York Transportation Development Corp., Refunding ARB, AMT, 5.38%, 08/01/36	1,490	1,617,275
Security	Par (000)	Value
New York (continued)
Oneida Indian Nation of New York, RB, Series B, 6.00%, 09/01/43(b)	$440	$ 489,479
State of New York Mortgage Agency Homeowner Mortgage Revenue, RB, S/F Housing, Series 239, Sustainability Bonds, (SONYMA), 2.70%, 10/01/47	3,370	2,523,661
Suffolk Regional Off-Track Betting Co., RB, 5.00%, 12/01/34	605	616,951
Westchester County Local Development Corp., Refunding RB(b)
5.00%, 07/01/41	730	738,032
5.00%, 07/01/56	810	802,881
		65,912,316
North Dakota — 0.4%
City of Grand Forks North Dakota, RB, Series A, (AGM), 5.00%, 12/01/48	1,765	1,884,291
Ohio — 1.6%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	2,345	2,169,869
County of Hamilton Ohio, Refunding RB, 5.00%, 01/01/46	875	855,846
County of Hardin Ohio, Refunding RB
5.00%, 05/01/30	240	237,464
5.25%, 05/01/40	240	234,170
5.50%, 05/01/50	1,130	1,084,382
Hickory Chase Community Authority, Refunding RB, 5.00%, 12/01/40(b)	365	345,683
Jefferson County Port Authority, RB, AMT, 3.50%, 12/01/51(b)	1,125	844,766
Ohio Air Quality Development Authority, RB, AMT, 4.50%, 01/15/48(b)	1,300	1,285,459
Port of Greater Cincinnati Development Authority, RB, 4.25%, 12/01/50(b)	375	341,880
		7,399,519
Oklahoma — 2.3%
Oklahoma Development Finance Authority, RB
7.25%, 09/01/51(b)	4,615	4,653,428
Series B, 5.00%, 08/15/38	2,990	3,029,457
Series B, 5.50%, 08/15/52	1,570	1,613,752
Tulsa Authority for Economic Opportunity, TA, 4.38%, 12/01/41(b)	325	310,456
Tulsa County Industrial Authority, Refunding RB, 5.25%, 11/15/37	750	754,651
		10,361,744
Oregon — 0.5%
Hospital Facilities Authority of Multnomah County Oregon, Refunding RB, Series A, 5.50%, 10/01/24(h)	1,765	1,772,033
Oregon State Facilities Authority, RB(b)
Series A, 5.00%, 06/15/29	100	98,516
Series A, 5.00%, 06/15/39	565	542,772
		2,413,321
Pennsylvania — 5.6%
Allegheny County Airport Authority, ARB, Series A, AMT, (AGM-CR), 4.00%, 01/01/56	5,240	4,993,648
Allegheny County Industrial Development Authority, Refunding RB, 4.88%, 11/01/24	3,400	3,405,640
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniAssets Fund, Inc. (MUA)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Pennsylvania (continued)
Allentown Neighborhood Improvement Zone Development Authority, RB(b)
5.00%, 05/01/42	$3,560	$ 3,674,530
Series A, 5.25%, 05/01/32	100	105,436
Series A, 5.25%, 05/01/42	100	102,733
Beaver County Industrial Development Authority, Refunding RB, Series B, 3.75%, 10/01/47	1,110	964,363
Bucks County Industrial Development Authority, RB, 4.00%, 07/01/46	200	162,972
Doylestown Hospital Authority, Refunding RB(b)
5.00%, 07/01/31	190	195,820
5.38%, 07/01/39	430	453,724
Northampton County Industrial Development Authority, TA, 7.00%, 07/01/32	1,315	1,317,360
Pennsylvania Economic Development Financing Authority, Refunding RB
Series B, 5.25%, 12/01/38(a)	670	679,756
Series C, 5.25%, 12/01/37(a)	1,170	1,187,036
AMT, 5.50%, 11/01/44	2,710	2,713,356
Pennsylvania Higher Education Assistance Agency, RB, Series 1C, AMT, 5.00%, 06/01/51	245	245,451
Pennsylvania Turnpike Commission Oil Franchise Tax Revenue, Refunding RB, Series B, 4.00%, 12/01/53	5,000	4,846,801
School District of Philadelphia, GOL, Series A, (SAW), 5.50%, 09/01/48	580	638,553
		25,687,179
Puerto Rico — 15.0%
Children’s Trust Fund, RB, Series A, 0.00%, 05/15/57(d)	32,150	2,207,917
Commonwealth of Puerto Rico, GO
0.00%, 11/01/51(a)	9,239	4,757,852
1.00%, 11/01/51(a)	13,336	8,358,704
Series A-1, 0.00%, 11/01/43(a)	3,720	2,289,299
Series A-1, Restructured, 5.38%, 07/01/25	— (i)	1
Series A-1, Restructured, 5.63%, 07/01/27	— (i)	2
Series A-1, Restructured, 5.63%, 07/01/29	1,190	1,277,073
Series A-1, Restructured, 5.75%, 07/01/31	2,153	2,383,293
Series A-1, Restructured, 4.00%, 07/01/33	625	626,930
Series A-1, Restructured, 4.00%, 07/01/35	4,100	4,032,647
Series A-1, Restructured, 4.00%, 07/01/37	1,452	1,406,420
Series A-1, Restructured, 4.00%, 07/01/41	656	614,871
Series A-1, Restructured, 4.00%, 07/01/46	682	623,988
Commonwealth of Puerto Rico, GO, CAB, Series A, Restructured, 0.00%, 07/01/33(d)	1,765	1,203,835
Commonwealth of Puerto Rico, RB(a)
0.00%, 11/01/51	244	103,335
1.00%, 11/01/51	8,747	2,580,390
Puerto Rico Electric Power Authority, RB
Series A, 5.00%, 07/01/29(f)(g)	660	310,200
Series A, 7.00%, 07/01/33(f)(g)	3,295	1,548,650
Series A, 6.75%, 07/01/36(f)(g)	1,335	627,450
Series A, 5.00%, 07/01/42(f)(g)	910	427,700
Series A, 7.00%, 07/01/43(f)(g)	375	176,250
Series A-1, 10.00%, 07/01/19(f)(g)	75	35,295
Series A-2, 10.00%, 07/01/19(f)(g)	379	178,063
Series A-3, 10.00%, 07/01/19(f)(g)	323	151,815
Series B-3, 10.00%, 07/01/19(f)(g)	323	151,815
Series C-1, 5.40%, 01/01/18(f)(g)	887	417,103
Series C-2, 5.40%, 07/01/18(f)(g)	888	417,171
Security	Par (000)	Value
Puerto Rico (continued)
Puerto Rico Electric Power Authority, RB (continued)
Series C-3, 5.40%, 01/01/20(f)(g)	$90	$ 42,169
Series C-4, 5.40%, 07/01/20(f)(g)	90	42,169
Series CCC, 5.25%, 07/01/26(f)(g)	260	122,200
Series CCC, 5.25%, 07/01/28(f)(g)	145	68,150
Series D-1, 7.50%, 01/01/20(f)(g)	761	357,563
Series D-4, 7.50%, 07/01/20(f)(g)	404	189,825
Series TT, 5.00%, 07/01/18(f)(g)	295	138,650
Series TT, 5.00%, 07/01/25(f)(g)	100	47,000
Series TT, 5.00%, 07/01/26(f)(g)	225	105,750
Series WW, 5.50%, 07/01/17(f)(g)	200	94,000
Series WW, 5.50%, 07/01/18(f)(g)	1,175	552,250
Series WW, 5.50%, 07/01/19(f)(g)	145	68,150
Series WW, 5.50%, 07/01/20	1,595	749,650
Series WW, 5.38%, 07/01/22(f)(g)	1,310	615,700
Series WW, 5.25%, 07/01/33(f)(g)	120	56,400
Series WW, 5.50%, 07/01/38(f)(g)	205	96,350
Series XX, 5.25%, 07/01/17(f)(g)	110	51,700
Series XX, 5.25%, 07/01/35(f)(g)	645	303,150
Series XX, 5.75%, 07/01/36(f)(g)	860	404,200
Series XX, 5.25%, 07/01/40(f)(g)	1,020	479,400
Puerto Rico Electric Power Authority, Refunding RB(f)(g)
Series AAA, 5.25%, 07/01/22	2,545	1,196,150
Series AAA, 5.25%, 07/01/29	95	44,650
Series UU, 1.00%, 07/01/17(a)	60	28,200
Series UU, 1.00%, 07/01/18(a)	55	25,850
Series UU, 1.00%, 07/01/20(a)	495	232,650
Series UU, 4.45%, 07/01/31(a)	580	272,600
Series ZZ, 5.25%, 07/01/19	455	213,850
Series ZZ, 5.25%, 07/01/24	345	162,150
Series ZZ, 5.00%, 12/29/49	145	68,150
Puerto Rico Electric Power Authority, Refunding RB, BAB, Series YY, 6.13%, 07/01/40(f)(g)	1,085	509,950
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Authority, ARB
Series A-1, AMT, 6.75%, 01/01/45	265	317,816
Series A-2, AMT, 6.50%, 01/01/42	175	209,406
Series A-2, AMT, 6.75%, 01/01/45	265	317,549
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	2,453	2,432,459
Series A-1, Restructured, 5.00%, 07/01/58	5,234	5,251,378
Series A-2, Restructured, 4.54%, 07/01/53	21	20,117
Series A-2, Restructured, 4.78%, 07/01/58	2,080	2,050,161
Series A-2, Restructured, 4.33%, 07/01/40	6,129	6,071,344
Series B-1, Restructured, 4.55%, 07/01/40	2,402	2,410,911
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(d)
Series A-1, Restructured, 0.00%, 07/01/29	200	166,289
Series A-1, Restructured, 0.00%, 07/01/33	1,023	717,021
Series A-1, Restructured, 0.00%, 07/01/46	12,021	3,991,881
Series B-1, Restructured, 0.00%, 07/01/46	883	292,798
		68,495,825

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniAssets Fund, Inc. (MUA)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Rhode Island — 0.5%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 07/15/35(f)(g)	$4,190	$ 1,466,500
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.00%, 06/01/40	980	985,486
		2,451,986
South Carolina — 0.9%
Patriots Energy Group Financing Agency, RB, Series A1, 5.25%, 10/01/54(a)	3,110	3,348,236
South Carolina Jobs-Economic Development Authority, RB, 7.50%, 08/15/62(b)	605	596,800
		3,945,036
Tennessee — 2.0%
Memphis-Shelby County Airport Authority, ARB, Series A, AMT, 5.00%, 07/01/45	3,000	3,102,158
Metropolitan Government Nashville & Davidson County Industrial Development Board, SAB, CAB, 0.00%, 06/01/43(b)(d)	3,270	1,299,274
Metropolitan Government Nashville & Davidson County Sports Authority, RB, Series A, Senior Lien, (AGM), 5.25%, 07/01/48	1,610	1,769,454
Tennergy Corp., RB, Series A, 5.50%, 10/01/53(a)	2,520	2,722,425
		8,893,311
Texas — 10.7%
Angelina & Neches River Authority, RB, Series A, AMT, 7.50%, 12/01/45(b)	715	500,312
Arlington Higher Education Finance Corp., RB, 7.88%, 11/01/62(b)	565	592,185
Brazoria County Industrial Development Corp., RB, AMT, 7.00%, 03/01/39	650	622,548
Central Texas Regional Mobility Authority, Refunding RB(d)
0.00%, 01/01/28	1,000	891,516
0.00%, 01/01/29	2,000	1,715,506
0.00%, 01/01/30	1,170	964,348
0.00%, 01/01/33	3,690	2,687,521
0.00%, 01/01/34	4,000	2,788,617
City of Anna Texas, SAB, 5.75%, 09/15/54(b)	445	448,648
City of Fate Texas, SAB, 5.75%, 08/15/54(b)	110	113,340
City of Houston Texas Airport System Revenue, ARB
AMT, 4.00%, 07/15/41	3,350	3,139,497
Series A, AMT, 6.63%, 07/15/38	2,890	2,895,020
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	250	257,075
City of Houston Texas Airport System Revenue, Refunding RB
AMT, 5.00%, 07/01/29	5,730	5,733,901
Series C, AMT, 5.00%, 07/15/27	1,615	1,660,552
City of San Marcos Texas, SAB(b)
4.00%, 09/01/32	100	97,198
4.50%, 09/01/51	480	424,641
City of Sinton Texas, SAB(b)
5.13%, 09/01/42	858	863,072
5.25%, 09/01/51	1,195	1,173,029
New Hope Cultural Education Facilities Finance Corp., Refunding RB, Series A, 6.75%, 10/01/52	1,650	1,606,913
New Hope Higher Education Finance Corp., RB, Series A, 5.75%, 06/15/51(b)	1,650	1,519,920
Newark Higher Education Finance Corp., RB(b)
Series A, 5.50%, 08/15/35	290	294,024
Series A, 5.75%, 08/15/45	580	588,710
Security	Par (000)	Value
Texas (continued)
Port of Beaumont Navigation District, ARB(b)
Series A, AMT, 5.00%, 01/01/39	$3,435	$ 3,522,378
Series A, AMT, 5.13%, 01/01/44	1,530	1,543,694
Port of Beaumont Navigation District, Refunding RB(b)
Series A, AMT, 3.63%, 01/01/35	1,270	1,126,181
Series A, AMT, 4.00%, 01/01/50	2,075	1,782,904
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.00%, 10/01/49	865	864,995
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB, 5.00%, 12/15/32	860	923,996
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, Senior Lien, 5.50%, 12/31/58	3,155	3,395,176
Texas Transportation Commission State Highway 249 System, RB, CAB(d)
0.00%, 08/01/46	1,420	486,861
0.00%, 08/01/47	2,120	689,971
0.00%, 08/01/48	2,235	695,103
0.00%, 08/01/49	2,100	619,761
0.00%, 08/01/50	3,015	839,412
0.00%, 08/01/51	1,770	466,079
0.00%, 08/01/52	1,770	434,933
0.00%, 08/01/53	160	37,655
		49,007,192
Utah — 0.4%
Black Desert Public Infrastructure District, SAB, 5.63%, 12/01/53(b)	570	589,004
County of Utah, RB, Series A, 3.00%, 05/15/50	1,000	767,698
Utah Charter School Finance Authority, RB, Series A, 5.00%, 06/15/52(b)	470	397,563
Wood Ranch Public Infrastructure District, SAB, 5.63%, 12/01/53(b)	185	190,041
		1,944,306
Vermont — 0.7%
East Central Vermont Telecommunications District, RB, Series A, 4.50%, 12/01/44(b)	4,000	3,277,478
Virginia — 2.7%
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 4.00%, 07/01/55	2,435	2,334,769
James City County Economic Development Authority, RB
Series A, 6.88%, 12/01/58	605	661,976
Series C3, 5.25%, 12/01/27	435	435,545
Lower Magnolia Green Community Development Authority, SAB(b)
5.00%, 03/01/35	465	468,440
5.00%, 03/01/45	475	472,459
Norfolk Redevelopment & Housing Authority, RB
Series A, 4.00%, 01/01/29	300	292,947
Series A, 5.00%, 01/01/34	485	488,431
Series A, 5.00%, 01/01/49	955	879,560
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	2,370	2,320,170
Virginia Beach Development Authority, RB
Series A, 7.00%, 09/01/53	600	688,505
Series B3, 5.38%, 09/01/29	425	436,292
Virginia Small Business Financing Authority, RB, AMT, 5.00%, 12/31/56	2,000	2,010,771
Virginia Small Business Financing Authority, Refunding RB, AMT, Senior Lien, 4.00%, 01/01/48	840	768,068
		12,257,933
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniAssets Fund, Inc. (MUA)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Washington — 0.5%
Washington State Housing Finance Commission, RB
6.00%, 07/01/59	$100	$ 100,899
Series A, 5.00%, 07/01/50(b)	450	423,515
Washington State Housing Finance Commission, Refunding RB
5.75%, 01/01/35(b)	315	315,272
6.00%, 01/01/45(b)	850	850,228
Series A, 5.00%, 07/01/43	340	359,413
Series A, 5.00%, 07/01/48	320	333,121
		2,382,448
Wisconsin — 9.1%
Public Finance Authority, ARB, AMT, 4.25%, 07/01/54	1,595	1,308,022
Public Finance Authority, RB
6.25%, 10/01/31(b)(f)(g)	605	84,700
5.75%, 12/15/33(b)	4,660	4,745,367
5.00%, 06/15/41(b)	345	341,307
7.00%, 10/01/47(b)(f)(g)	605	84,700
5.00%, 06/15/49	530	534,299
5.63%, 06/15/49(b)	2,470	2,246,273
5.00%, 06/15/53	355	356,585
5.00%, 06/15/55(b)	895	850,382
5.00%, 01/01/56(b)	1,470	1,294,832
Class A, 5.00%, 06/15/56(b)	495	416,101
Series A, 7.75%, 07/01/43(b)	3,270	3,402,864
Series A, 6.85%, 11/01/46(b)(f)(g)	900	435,375
Series A, 7.00%, 11/01/46(b)(f)(g)	570	275,738
Series A, 5.63%, 06/15/49(b)	2,855	2,731,548
Series A, 5.25%, 12/01/51(b)	1,470	1,019,569
Series A, 5.00%, 06/15/55(b)	4,030	3,390,986
Series A, 4.75%, 06/15/56(b)	2,975	2,156,522
Series A, 07/01/59(b)(c)	3,020	3,230,071
Series A-1, 4.50%, 01/01/35(b)	1,160	1,158,792
Series A-4, 5.50%, 11/15/32(b)	2,445	2,447,102
Series B, 0.00%, 01/01/35(b)(d)	1,535	812,389
Series B, 0.00%, 01/01/60(b)(d)	35,940	2,819,648
AMT, Sustainability Bonds, 4.00%, 09/30/51	1,025	875,763
AMT, Sustainability Bonds, 4.00%, 03/31/56	980	817,623
Wisconsin Health & Educational Facilities Authority, RB, Series A, 5.75%, 08/15/59	1,700	1,806,841
Wisconsin Health & Educational Facilities Authority, Refunding RB
4.00%, 12/01/46	1,145	1,109,781
4.00%, 01/01/47	910	717,511
		41,470,691
Wyoming — 0.3%
University of Wyoming, RB, Series C, (AGM), 4.00%, 06/01/51	1,345	1,266,288
Total Municipal Bonds — 136.0% (Cost: $632,283,382)		621,429,252
Municipal Bonds Transferred to Tender Option Bond Trusts(j)
New York — 1.8%
New York City Housing Development Corp., RB, M/F Housing, Series D-1B, Sustainability Bonds, 4.25%, 11/01/45	9,000	8,327,560
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 1.8% (Cost: $9,000,000)		8,327,560
Total Long-Term Investments — 138.3% (Cost: $643,728,382)		631,996,003

Security	Shares	Value
Short-Term Securities
Money Market Funds — 2.8%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 3.47%(k)(l)	12,745,201	$ 12,746,476
Total Short-Term Securities — 2.8% (Cost: $12,745,372)		12,746,476
Total Investments — 141.1% (Cost: $656,473,754)		644,742,479
Liabilities in Excess of Other Assets — (1.8)%		(8,281,388)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (1.0)%		(4,538,493)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (38.3)%		(174,940,003)
Net Assets Applicable to Common Shares — 100.0%		$ 456,982,595

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security.
(d)	Zero-coupon bond.
(e)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non-income producing security.
(h)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(i)	Rounds to less than 1,000.
(j)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(k)	Affiliate of the Fund.
(l)	Annualized 7-day yield as of period end.

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniAssets Fund, Inc. (MUA)

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/24	Shares Held at 07/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 73,862,164	$ —	$ (61,121,984)(a)	$ 11,871	$ (5,575)	$ 12,746,476	12,745,201	$ 1,259,066	$ —

(a)	Represents net amount purchased (sold).
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Corporate Bonds	$ —	$ 2,239,191	$ —	$ 2,239,191
Municipal Bonds	—	621,429,252	—	621,429,252
Municipal Bonds Transferred to Tender Option Bond Trusts	—	8,327,560	—	8,327,560
Short-Term Securities
Money Market Funds	12,746,476	—	—	12,746,476
Unfunded Commitments(a)	—	—	3,357,241	3,357,241
	$12,746,476	$631,996,003	$3,357,241	$648,099,720

(a)	Unfunded commitments are valued at the unrealized appreciation (depreciation) on the commitment.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(4,500,000)	$—	$(4,500,000)
VRDP Shares at Liquidation Value	—	(175,000,000)	—	(175,000,000)
	$—	$(179,500,000)	$—	$(179,500,000)
See notes to financial statements.
Schedule of Investments

Schedule of Investments
July 31, 2024
BlackRock Municipal Income Fund, Inc. (MUI)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
Alabama — 8.0%
Black Belt Energy Gas District, RB(a)
Series A, 5.25%, 01/01/54	$3,365	$ 3,622,072
Series A, 5.25%, 05/01/55	1,950	2,135,192
Series C, 5.50%, 10/01/54	7,625	8,421,272
Black Belt Energy Gas District, Refunding RB, 4.00%, 06/01/51(a)	11,455	11,601,218
County of Jefferson Alabama Sewer Revenue, Refunding RB
5.25%, 10/01/49	1,750	1,883,616
5.50%, 10/01/53	11,700	12,764,216
Energy Southeast A Cooperative District, RB(a)
Series B, 5.25%, 07/01/54	4,325	4,675,393
Series B-1, 5.75%, 04/01/54	10,455	11,631,428
Southeast Energy Authority A Cooperative District, RB(a)
Series A-1, 5.50%, 01/01/53	3,315	3,565,493
Series B, 5.00%, 01/01/54	6,190	6,564,312
Series B-1, 5.00%, 05/01/53	8,800	9,186,715
		76,050,927
Arizona — 1.3%
Arizona Industrial Development Authority, RB
4.38%, 07/01/39(b)	1,015	944,402
Series A, 3.55%, 07/15/29	855	821,936
Series A, 5.00%, 07/01/49(b)	965	925,405
Series A, 5.00%, 07/01/54(b)	745	708,879
Series B, 4.25%, 07/01/27(b)	205	202,917
Industrial Development Authority of the County of Pima, RB, 5.00%, 07/01/29(b)	300	300,311
Industrial Development Authority of the County of Pima, Refunding RB, 5.00%, 06/15/49(b)	950	922,260
Maricopa County Industrial Development Authority, RB, 6.38%, 07/01/58(b)	1,050	1,075,682
Phoenix-Mesa Gateway Airport Authority, ARB
5.00%, 07/01/27	700	700,707
5.00%, 07/01/32	1,925	1,926,446
Salt River Project Agricultural Improvement & Power District, RB, Series B, 5.00%, 01/01/48	3,590	3,934,096
		12,463,041
Arkansas — 0.2%
Arkansas Development Finance Authority, RB, AMT, 4.50%, 09/01/49(b)	2,245	2,217,988
California — 5.9%
California Community Choice Financing Authority, RB, Sustainability Bonds, 5.50%, 10/01/54(a)	2,615	2,883,906
California Enterprise Development Authority, RB, 8.00%, 11/15/62(b)	1,450	1,502,247
California Infrastructure & Economic Development Bank, RB, Series A-4, AMT, 8.00%, 01/01/50(a)(b)	1,310	1,328,015
California School Finance Authority, RB, 5.00%, 08/01/42(b)	875	895,615
City of Los Angeles Department of Airports, ARB
Series A, AMT, 5.00%, 05/15/45	6,415	6,826,067
Series C, AMT, 5.00%, 05/15/45	5,000	5,266,851
City of Los Angeles Department of Airports, Refunding ARB
AMT, 5.00%, 05/15/36	5,650	6,082,759
AMT, Subordinate, 5.00%, 11/15/31(c)	530	580,609
AMT, Subordinate, 5.00%, 05/15/37	9,470	10,263,266
Security	Par (000)	Value
California (continued)
CSCDA Community Improvement Authority, RB, M/F Housing, Sustainability Bonds, 5.00%, 09/01/37(b)	$160	$ 162,479
Los Angeles Department of Water & Power, RB, 5.00%, 07/01/51	5,000	5,435,924
Manteca Financing Authority, RB, (AGC-ICC), 5.75%, 12/01/36	3,285	3,290,975
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
Series A, AMT, 5.00%, 05/01/47	7,855	7,965,617
Series E, AMT, 5.00%, 05/01/40	3,335	3,478,680
State of California, GO, 5.50%, 04/01/28	15	15,029
		55,978,039
Colorado — 1.0%
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series A, AMT, 5.00%, 11/15/47	885	926,326
Series A, AMT, 4.13%, 11/15/53	2,185	2,044,132
Series D, AMT, 5.75%, 11/15/45	1,315	1,465,840
Colorado Health Facilities Authority, RB
5.25%, 11/01/39	1,000	1,120,268
5.50%, 11/01/47	620	692,966
5.25%, 11/01/52	1,555	1,677,054
Mayfield Metropolitan District, GOL, Series A, 5.75%, 12/01/50	1,189	1,203,593
		9,130,179
Connecticut — 0.9%
Connecticut State Health & Educational Facilities Authority, RB
5.25%, 07/15/48	2,860	3,151,244
4.25%, 07/15/53	765	773,550
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45	5,000	5,068,551
		8,993,345
District of Columbia — 0.6%
Washington Metropolitan Area Transit Authority Dedicated Revenue, RB, Sustainability Bonds, 5.00%, 07/15/48	5,000	5,394,485
Florida — 7.8%
Capital Region Community Development District, Refunding SAB, Series A-1, 4.63%, 05/01/28	300	300,605
Capital Trust Agency, Inc., RB(b)
5.00%, 01/01/55	945	909,632
Series A, 4.00%, 06/15/29	465	448,593
Series A, 5.00%, 06/01/45	850	793,117
Series A, 5.50%, 06/01/57	305	292,140
City of Fort Lauderdale Florida Water & Sewer Revenue, RB
Series A, 5.50%, 09/01/48	5,310	6,069,928
Series B, 5.50%, 09/01/48	4,645	5,309,941
City of Tampa Florida Water & Wastewater System Revenue, RB, Series A, Sustainability Bonds, 5.25%, 10/01/57	20,000	21,868,255
County of Miami-Dade Seaport Department, Refunding RB
Series A, AMT, 5.00%, 10/01/47	3,415	3,494,663
Series B-1, AMT, Subordinate, 4.00%, 10/01/46	5,500	5,092,918
County of Pasco Florida, RB, (AGM), 5.75%, 09/01/54	715	800,886

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock Municipal Income Fund, Inc. (MUI)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Florida (continued)
Escambia County Health Facilities Authority, Refunding RB
5.00%, 08/15/33	$1,400	$ 1,473,237
5.00%, 08/15/34	1,240	1,304,003
Esplanade Lake Club Community Development District, SAB
Series A-1, 4.00%, 11/01/40	1,080	967,060
Series A-2, 3.63%, 11/01/30	105	100,067
Series A-2, 4.00%, 11/01/40	185	165,654
Florida Development Finance Corp., RB(b)
6.50%, 06/30/57	840	593,038
AMT, 5.00%, 05/01/29	3,080	3,129,423
Florida Development Finance Corp., Refunding RB
5.00%, 06/01/31(b)	450	453,037
5.00%, 09/15/50(b)	475	454,580
AMT, (AGM), 5.25%, 07/01/53	12,370	12,953,792
Lakewood Ranch Stewardship District, SAB
4.30%, 05/01/27(b)	325	323,826
3.80%, 05/01/29	235	230,342
Orange County Health Facilities Authority, RB, 5.00%, 10/01/47	1,945	2,014,709
Seminole Improvement District, RB
5.00%, 10/01/32	265	267,882
5.30%, 10/01/37	300	306,935
Sterling Hill Community Development District, Refunding SAB, Series B, 5.50%, 11/01/10(d)(e)	142	69,847
Tolomato Community Development District, Refunding SAB, Sub-Series A-2, 3.85%, 05/01/29	180	176,668
Viera Stewardship District, SAB, Series 2023, 5.50%, 05/01/54	910	922,543
Village Community Development District No. 14, SAB, 5.50%, 05/01/53	1,970	2,045,739
Village Community Development District No. 15, SAB, 5.25%, 05/01/54(b)	840	870,900
		74,203,960
Georgia — 4.1%
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(b)	740	730,643
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/49	860	942,864
Series A, 5.00%, 06/01/53(a)	8,890	9,415,446
Main Street Natural Gas, Inc., Refunding RB, Series E-1, 5.00%, 12/01/53(a)	13,405	14,332,730
Municipal Electric Authority of Georgia, RB
Series A, 5.00%, 01/01/49	8,285	8,513,702
Series A, 5.00%, 07/01/52	3,160	3,322,593
Municipal Electric Authority of Georgia, Refunding RB, Series A, 5.00%, 01/01/56	1,250	1,293,157
		38,551,135
Hawaii — 1.0%
State of Hawaii Airports System Revenue, ARB, Series A, AMT, 5.00%, 07/01/43	5,000	5,143,642
State of Hawaii Airports System Revenue, COP
AMT, 5.25%, 08/01/25	1,350	1,350,833
AMT, 5.25%, 08/01/26	2,500	2,501,499
		8,995,974
Security	Par (000)	Value
Idaho — 0.8%
Idaho Health Facilities Authority, RB, Series A, 5.00%, 12/01/47	$5,000	$ 5,132,843
Idaho Housing & Finance Association, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.60%, 01/01/49	1,310	1,332,818
Idaho Housing & Finance Association, Refunding RB, 4.00%, 05/01/52	905	804,841
		7,270,502
Illinois — 7.9%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/34	2,825	2,949,964
Series A, 5.00%, 12/01/40	720	740,860
Series A, 5.00%, 12/01/47	1,915	1,939,370
Chicago Board of Education, Refunding GO
Series A, 5.00%, 12/01/30	495	517,593
Series C, 5.00%, 12/01/26	4,730	4,841,392
Series D, 5.00%, 12/01/26	4,185	4,283,557
Chicago Midway International Airport, Refunding ARB, Series A, AMT, Senior Lien, (BAM), 5.75%, 01/01/48	1,015	1,140,752
Chicago O’Hare International Airport, ARB, Class A, AMT, Senior Lien, (AGM), 5.50%, 01/01/53	4,360	4,652,619
Chicago O’Hare International Airport, Refunding RB
Series B, Senior Lien, 5.00%, 01/01/37	3,460	3,578,663
Series E, Senior Lien, (AGM), 4.00%, 01/01/40	5,000	5,076,399
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series A, 2nd Lien, 5.00%, 12/01/57	1,000	1,039,905
City of Chicago Illinois Wastewater Transmission Revenue, RB
Series A, 2nd Lien, (AGM), 5.25%, 01/01/53	2,755	3,000,189
Series A, 2nd Lien, (AGM), 5.25%, 01/01/58	1,190	1,293,661
City of Chicago Illinois Wastewater Transmission Revenue, Refunding RB, Series C, 2nd Lien, 5.00%, 01/01/39	2,970	2,980,785
Illinois Housing Development Authority, RB, S/F Housing, Series G, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.65%, 10/01/37	1,455	1,529,798
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 01/01/40	5,000	5,039,418
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	2,725	2,614,322
State of Illinois, GO
5.00%, 04/01/31	1,000	1,001,499
5.00%, 05/01/31	5,010	5,017,510
5.00%, 11/01/34	5,000	5,141,102
5.50%, 05/01/39	3,500	3,848,784
Series A, 5.50%, 03/01/42	6,000	6,689,498
Series A, 5.50%, 03/01/47	5,500	6,022,378
Series D, 5.00%, 11/01/28	350	367,092
		75,307,110
Indiana — 1.6%
Indiana Finance Authority, RB
5.00%, 06/01/41	550	486,476
5.00%, 06/01/51	405	336,391
5.00%, 06/01/56	360	294,066
1st Lien, 5.00%, 10/01/46	2,700	2,756,357
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock Municipal Income Fund, Inc. (MUI)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Indiana (continued)
Indiana Finance Authority, Refunding RB, Series A, 4.13%, 12/01/26	$1,270	$ 1,277,176
Indiana Housing & Community Development Authority, RB, S/F Housing, Series A-1, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.75%, 07/01/54	4,195	4,191,312
Indianapolis Local Public Improvement Bond Bank, RB, Series F1, Subordinate, (BAM), 5.00%, 03/01/53	5,365	5,740,657
		15,082,435
Kentucky — 1.8%
City of Henderson Kentucky, RB, Series A, AMT, 4.70%, 01/01/52(b)	285	285,174
County of Boyle Kentucky, Refunding RB, Series A, 4.25%, 06/01/46	810	793,493
Kentucky Public Energy Authority, RB, Series A-1, 4.00%, 08/01/52(a)	2,440	2,447,834
Kentucky Public Energy Authority, Refunding RB(a)
Series A-1, 5.25%, 04/01/54	7,470	8,115,322
Series B, 5.00%, 01/01/55	5,000	5,376,647
		17,018,470
Louisiana — 1.2%
Lafayette Parish School Board Sale Tax Revenue, RB, 4.00%, 04/01/53	595	586,241
Louisiana Public Facilities Authority, RB
5.25%, 10/01/48	2,030	2,141,080
5.25%, 10/01/53	3,965	4,146,279
Louisiana Stadium & Exposition District, Refunding RB, Series A, 5.00%, 07/01/48	4,405	4,757,760
		11,631,360
Maryland — 3.0%
City of Baltimore Maryland, RB, 5.00%, 06/01/51	820	824,114
City of Baltimore Maryland, Refunding TA(b)
Series A, Senior Lien, 2.95%, 06/01/27	175	170,282
Series A, Senior Lien, 3.05%, 06/01/28	190	183,505
Series A, Senior Lien, 3.15%, 06/01/29	200	191,655
City of Baltimore Maryland, TA, Series B, 3.38%, 06/01/29(b)	285	275,893
Maryland Economic Development Corp., RB, Class B, AMT, Sustainability Bonds, 5.25%, 06/30/47	9,730	10,232,215
Maryland Health & Higher Educational Facilities Authority, RB, 6.25%, 07/01/63(b)	1,655	1,665,057
Maryland State Transportation Authority, RB, 4.00%, 07/01/50	15,000	14,667,717
		28,210,438
Massachusetts — 1.6%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Class A, Sustainability Bonds, 4.00%, 06/01/50	8,000	7,971,548
Commonwealth of Massachusetts, GOL, Series E, 5.00%, 11/01/45	2,500	2,683,608
Massachusetts Development Finance Agency, RB, Series A, 5.00%, 01/01/47	4,610	4,646,827
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/51	215	224,133
		15,526,116
Security	Par (000)	Value
Michigan — 1.9%
City of Detroit Michigan Water Supply System Revenue, RB, Series B, 2nd Lien, (AGM), 6.25%, 07/01/36	$10	$ 10,018
City of Detroit Michigan, GO
5.00%, 04/01/27	210	219,344
5.00%, 04/01/28	235	248,964
5.00%, 04/01/29	235	247,583
5.00%, 04/01/30	180	189,371
5.00%, 04/01/31	265	278,430
5.00%, 04/01/32	225	236,001
5.00%, 04/01/33	295	308,943
Lansing Board of Water & Light, RB, Series A, 5.00%, 07/01/51	3,760	3,995,906
Michigan Finance Authority, RB
4.00%, 02/15/50	9,705	9,095,138
Sustainability Bonds, 5.50%, 02/28/57	540	595,216
Michigan Strategic Fund, RB, AMT, 5.00%, 06/30/48	2,000	2,024,620
Michigan Strategic Fund, Refunding RB, 5.00%, 11/15/34	490	499,646
		17,949,180
Minnesota — 0.3%
Housing & Redevelopment Authority of The City of St. Paul Minnesota, RB, Series A, 4.75%, 07/01/29(b)	150	148,416
Minnesota Higher Education Facilities Authority, RB, Series A, Sustainability Bonds, 5.00%, 10/01/47	2,420	2,550,721
		2,699,137
Mississippi — 1.8%
Mississippi Development Bank, RB
(AGM), 6.75%, 12/01/31	3,775	3,786,560
(AGM), 6.75%, 12/01/33	2,350	2,357,058
(AGM), 6.88%, 12/01/40	6,405	6,423,588
Mississippi Home Corp., RB, S/F Housing, Series C, (FHLMC, FNMA, GNMA), 4.80%, 12/01/49	4,530	4,626,870
		17,194,076
Missouri — 1.6%
Health & Educational Facilities Authority of the State of Missouri, RB, 4.00%, 06/01/53	9,340	8,992,751
Industrial Development Authority of the City of St. Louis Missouri, Refunding RB, Series A, 3.88%, 11/15/29	270	244,313
Kansas City Industrial Development Authority, ARB, Class B, AMT, 5.00%, 03/01/54	2,840	2,909,396
Missouri Housing Development Commission, RB, S/F Housing, Series C, (FHLMC, FNMA, GNMA), 4.55%, 11/01/44	2,040	2,050,678
St Louis County Industrial Development Authority, Refunding RB
5.00%, 09/01/27	290	292,495
5.00%, 09/01/32	1,015	1,023,530
		15,513,163
Nebraska — 0.9%
Omaha Public Power District, RB, Series A, 5.25%, 02/01/48	8,045	8,929,822

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock Municipal Income Fund, Inc. (MUI)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Nevada — 0.2%
State of Nevada Department of Business & Industry, RB, Series A4, AMT, 8.13%, 01/01/50(a)	$100	$ 99,989
Tahoe-Douglas Visitors Authority, RB, 5.00%, 07/01/51	1,890	1,916,779
		2,016,768
New Hampshire — 0.2%
New Hampshire Business Finance Authority, RB, M/F Housing, Series 2, Sustainability Bonds, 4.25%, 07/20/41	1,485	1,459,937
New Jersey — 8.7%
Camden County Improvement Authority, RB, Sustainability Bonds, 6.00%, 06/15/47	940	1,021,425
New Jersey Economic Development Authority, RB
5.00%, 11/01/44	10,500	11,056,602
AMT, 5.50%, 01/01/26	1,500	1,501,666
AMT, 5.50%, 01/01/27	1,000	1,001,084
AMT, (AGM), 5.00%, 01/01/31	2,425	2,427,127
AMT, 5.38%, 01/01/43	7,000	7,001,290
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/51	6,110	5,954,604
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series K, Sustainability Bonds, 4.55%, 10/01/44	1,240	1,255,962
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.25%, 06/15/32	2,250	2,281,576
Series AA, 5.00%, 06/15/45	6,000	6,357,535
Series BB, 5.00%, 06/15/46	6,725	7,283,202
Series S, 5.00%, 06/15/35	3,000	3,195,439
New Jersey Transportation Trust Fund Authority, Refunding RB, Series AA, 4.25%, 06/15/44	2,000	2,025,900
New Jersey Turnpike Authority, RB, Series B, 5.00%, 01/01/46	4,105	4,477,617
Newark Housing Authority, RB, M/F Housing, Series A, 5.00%, 12/01/25	1,345	1,346,789
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/34	12,000	12,616,104
Sub-Series B, 5.00%, 06/01/46	11,270	11,321,393
		82,125,315
New Mexico — 0.1%
City of Santa Fe New Mexico, RB
Series A, 5.00%, 05/15/34	170	169,326
Series A, 5.00%, 05/15/44	820	792,133
		961,459
New York — 16.0%
Buffalo & Erie County Industrial Land Development Corp., Refunding RB
Series A, 4.50%, 06/01/27	1,070	1,082,623
Series A, 5.00%, 06/01/35	415	426,893
Build NYC Resource Corp., RB, Series A, 4.88%, 05/01/31(b)	360	357,004
City of New York, GO, Series A, 5.00%, 08/01/46	3,035	3,299,914
Hudson Yards Infrastructure Corp., Refunding RB, Series A, (AGM), 4.00%, 02/15/47	25,165	24,420,135
Huntington Local Development Corp., RB, Series A, 5.00%, 07/01/36	940	872,520
Metropolitan Transportation Authority, RB, Sub- Series A-1, 5.00%, 11/15/40	2,355	2,375,267
Security	Par (000)	Value
New York (continued)
New York City Housing Development Corp., RB, M/F Housing, Series E-1, Sustainability Bonds, 4.85%, 11/01/53	$2,925	$ 2,972,467
New York City Municipal Water Finance Authority, RB, Series GG, 5.00%, 06/15/50	1,685	1,789,365
New York City Municipal Water Finance Authority, Refunding RB
Series DD, 4.13%, 06/15/46	5,000	5,059,280
Series DD, 4.13%, 06/15/47	2,500	2,529,817
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-1, Subordinate, (SAW), 4.00%, 07/15/45	4,210	4,223,449
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Sub-Series B-1, 5.00%, 08/01/38	3,000	3,079,417
Subordinate, 4.00%, 05/01/43	14,900	14,704,351
Series A-1, Subordinate, 4.00%, 08/01/48	3,795	3,710,311
New York Convention Center Development Corp., RB, CAB, Class B, Sub Lien, 0.00%, 11/15/40(f)	7,650	3,683,729
New York Liberty Development Corp., Refunding RB
Class 1, 5.00%, 11/15/44(b)	1,730	1,729,953
Series A, Sustainability Bonds, 3.00%, 11/15/51	4,840	3,700,821
Series A, Sustainability Bonds, (BAM-TCRS), 3.00%, 11/15/51	3,970	3,067,988
New York State Dormitory Authority, Refunding RB, Series A, 4.00%, 03/15/46	10,000	10,020,570
New York Transportation Development Corp., ARB
AMT, 5.63%, 04/01/40	1,810	1,965,477
AMT, 5.00%, 12/01/40	1,865	1,961,546
New York Transportation Development Corp., RB
AMT, 4.00%, 10/01/30	2,775	2,799,612
AMT, Sustainability Bonds, (AGM), 5.50%, 06/30/44	3,325	3,607,015
AMT, Sustainability Bonds, (AGM), 5.25%, 06/30/60	5,920	6,221,844
AMT, Sustainability Bonds, 5.50%, 06/30/60	8,915	9,470,259
Port Authority of New York & New Jersey, Refunding ARB
AMT, 5.00%, 01/15/47	6,520	6,889,341
Series 232, AMT, 4.63%, 08/01/52	1,290	1,306,455
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB, Series A, 4.13%, 05/15/53	9,155	9,062,036
Triborough Bridge & Tunnel Authority, RB, Series A, 5.00%, 11/15/49	4,860	5,162,782
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 5.00%, 05/15/47	3,915	4,231,754
Series B, 5.00%, 11/15/37	4,400	4,596,570
Series C, 5.25%, 05/15/52	1,805	1,966,516
		152,347,081
North Carolina — 0.8%
North Carolina Housing Finance Agency, RB, S/F Housing, Sustainability Bonds, (FHLMC, FNMA, GNMA), 5.00%, 07/01/47	1,855	1,900,733
North Carolina Turnpike Authority, RB, Series A, (AGM), 5.00%, 01/01/58	4,625	4,914,694
University of North Carolina at Chapel Hill, RB, 5.00%, 02/01/49	620	693,573
		7,509,000
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock Municipal Income Fund, Inc. (MUI)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
North Dakota — 0.4%
North Dakota Housing Finance Agency, RB, S/F Housing, Series C, Sustainability Bonds, 4.75%, 07/01/49	$3,945	$ 3,976,573
Ohio — 1.1%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, Class 1, 4.00%, 06/01/48	2,710	2,529,432
Series B-2, Class 2, 5.00%, 06/01/55	6,500	6,014,564
Reading Community City School District, Refunding GO, Series A, 5.00%, 11/01/46	2,000	2,003,830
State of Ohio, Refunding RB, Series A, 4.00%, 01/01/28(c)	25	25,955
		10,573,781
Oklahoma — 0.4%
Creek County Educational Facilities Authority, RB, (BAM), 4.13%, 09/01/48	1,360	1,330,504
Oklahoma Development Finance Authority, RB
Series B, 5.00%, 08/15/29	1,200	1,226,720
Series B, 5.00%, 08/15/33	1,305	1,326,014
		3,883,238
Oregon — 0.9%
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 29, AMT, Sustainability Bonds, 5.50%, 07/01/48	7,910	8,657,699
Pennsylvania — 5.3%
Allegheny County Hospital Development Authority, Refunding RB, Series A, 5.00%, 04/01/47	2,525	2,568,587
Bucks County Industrial Development Authority, RB, 4.00%, 07/01/46	245	199,641
Montgomery County Higher Education and Health Authority, Refunding RB
5.00%, 09/01/51	2,485	2,528,865
Series A, 5.00%, 09/01/43	2,185	2,246,484
Pennsylvania Economic Development Financing Authority, RB
AMT, (AGM), 5.50%, 06/30/42	2,000	2,237,539
AMT, 5.75%, 06/30/48	2,365	2,557,322
AMT, 5.25%, 06/30/53	3,910	4,036,907
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 145A, Sustainability Bonds, 4.75%, 10/01/49	8,545	8,625,949
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing, Series 142-A, Sustainability Bonds, 5.00%, 10/01/50	1,590	1,634,738
Pennsylvania Turnpike Commission, RB, Series B, Subordinate, 4.00%, 12/01/51	3,000	2,871,952
Pennsylvania Turnpike Commission, Refunding RB, Series A-1, 5.25%, 12/01/45	5,000	5,071,398
Philadelphia Authority for Industrial Development, RB, 5.25%, 11/01/52	745	789,495
Philadelphia Authority for Industrial Development, Refunding RB, Series A, 5.00%, 09/01/42	2,500	2,537,983
School District of Philadelphia, GOL
Series A, (SAW), 5.50%, 09/01/48	9,145	10,068,222
Series B, Sustainability Bonds, (SAW), 5.00%, 09/01/48	2,085	2,191,300
		50,166,382
Security	Par (000)	Value
Puerto Rico — 3.4%
Commonwealth of Puerto Rico, GO
Series A-1, Restructured, 5.75%, 07/01/31	$2,753	$ 3,046,664
Series A-1, Restructured, 4.00%, 07/01/35	675	663,902
Commonwealth of Puerto Rico, GO, CAB, Series A, Restructured, 0.00%, 07/01/33(f)	5,621	3,834,528
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-2, Convertible, Restructured, 4.33%, 07/01/40	1,919	1,901,346
Series A-1, Restructured, 4.75%, 07/01/53	1,069	1,060,049
Series A-1, Restructured, 5.00%, 07/01/58	6,695	6,717,229
Series A-2, Restructured, 4.78%, 07/01/58	488	480,999
Series B-1, Restructured, 4.75%, 07/01/53	334	331,056
Series B-2, Restructured, 4.78%, 07/01/58	726	717,911
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(f)
Series A-1, Restructured, 0.00%, 07/01/29	11,890	9,885,902
Series A-1, Restructured, 0.00%, 07/01/33	1,464	1,026,119
Series A-1, Restructured, 0.00%, 07/01/46	7,903	2,624,394
		32,290,099
Rhode Island — 0.7%
Providence Redevelopment Agency, Refunding RB, Series A, 5.00%, 04/01/29	1,000	1,003,023
Rhode Island Housing & Mortgage Finance Corp., RB, S/F Housing, Series A, Sustainability Bonds, (GNMA), 4.60%, 10/01/49	6,010	6,008,892
		7,011,915
South Carolina — 1.3%
Patriots Energy Group Financing Agency, RB, Series A1, 5.25%, 10/01/54(a)	5,210	5,609,103
South Carolina Jobs-Economic Development Authority, RB
Series A, 5.50%, 11/01/50	1,150	1,291,968
Series A, 5.50%, 11/01/54	1,495	1,670,398
South Carolina Jobs-Economic Development Authority, Refunding RB, 4.00%, 11/15/27	415	409,961
South Carolina State Housing Finance & Development Authority, RB, S/F Housing, Series A, 4.63%, 07/01/49	2,700	2,721,042
South Carolina State Housing Finance & Development Authority, Refunding RB, S/F Housing, Series A, 4.95%, 07/01/53	305	324,330
		12,026,802
Tennessee — 4.2%
Knox County Health Educational & Housing Facility Board, RB, Series A-1, (BAM), 5.50%, 07/01/59	660	714,337
Memphis-Shelby County Airport Authority, ARB, Series A, AMT, 5.00%, 07/01/49	3,230	3,313,216
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB
5.25%, 05/01/48	820	889,568
Series A, 5.00%, 07/01/40	4,000	4,057,099
Series A, 5.00%, 07/01/46	5,240	5,294,179
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, 5.25%, 10/01/58	3,090	3,137,481
Metropolitan Nashville Airport Authority, ARB
Series B, AMT, 5.00%, 07/01/52	3,800	3,971,540
Series B, AMT, 5.50%, 07/01/52	3,500	3,791,537
Tennergy Corp., RB, Series A, 5.50%, 10/01/53(a)	5,395	5,828,367

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock Municipal Income Fund, Inc. (MUI)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Tennessee (continued)
Tennessee Energy Acquisition Corp., RB, Series A, 5.00%, 05/01/52(a)	$7,845	$ 8,321,959
Tennessee Housing Development Agency, RB, S/F Housing
Series 2-A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.45%, 07/01/44	250	250,324
Series 2-A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.60%, 07/01/49	310	310,418
		39,880,025
Texas — 9.8%
Arlington Higher Education Finance Corp., RB(b)
7.50%, 04/01/62	1,630	1,672,935
7.88%, 11/01/62	1,410	1,477,842
City of Austin Texas Airport System Revenue, ARB, Series B, AMT, 5.00%, 11/15/44	5,130	5,311,911
City of El Paso Texas Water & Sewer Revenue, Refunding RB, 5.25%, 03/01/49	2,505	2,771,477
City of Garland Texas Electric Utility System Revenue, Refunding RB, (AGM), 4.25%, 03/01/48	405	407,119
City of Houston Texas Airport System Revenue, ARB, Series A, AMT, 6.63%, 07/15/38	700	701,216
City of Houston Texas Airport System Revenue, Refunding ARB
AMT, 5.00%, 07/15/27	410	421,602
Series A, AMT, 1st Lien, Subordinate, (AGM), 5.25%, 07/01/48	2,390	2,566,683
City of Houston Texas Airport System Revenue, Refunding RB, Series A, AMT, 5.00%, 07/01/27	400	411,194
City of Houston Texas Combined Utility System Revenue, Refunding RB, Series A, 1st Lien, 4.00%, 11/15/51	1,840	1,799,958
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.50%, 02/01/50	5,940	6,661,149
County of Harris Texas, Refunding GOL, Series A, 5.00%, 09/15/48	6,080	6,586,925
Denton Independent School District, GO, (PSF-GTD), 5.00%, 08/15/48	6,640	7,168,641
Love Field Airport Modernization Corp., ARB, 5.00%, 11/01/28	855	855,376
New Caney Independent School District, GO, (PSF- GTD), 4.00%, 02/15/49	3,460	3,381,773
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(b)	800	788,533
Port Authority of Houston of Harris County Texas, ARB
4.00%, 10/01/46	1,740	1,719,147
1st Lien, 5.00%, 10/01/53	1,850	1,993,514
San Jacinto River Authority, RB, (AGM), 5.25%, 10/01/25	2,910	2,913,826
Spring Branch Independent School District, GO, (PSF- GTD), 4.00%, 02/01/48	6,720	6,560,173
Tarrant County Cultural Education Facilities Finance Corp., RB, 5.00%, 11/15/51	7,130	7,574,518
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Series A, 5.00%, 02/15/47	8,590	8,720,409
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	445	407,001
Security	Par (000)	Value
Texas (continued)
Texas Department of Housing & Community Affairs, RB, S/F Housing, Series C, (GNMA), 4.60%, 09/01/43	$2,360	$ 2,407,188
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB
5.00%, 12/15/30	1,720	1,831,638
5.00%, 12/15/32	6,585	7,075,014
Texas Municipal Gas Acquisition & Supply Corp. IV, RB, Series B, 5.50%, 01/01/54(a)	5,000	5,609,206
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, 5.00%, 06/30/58	2,000	2,016,604
Texas Water Development Board, RB, 4.45%, 10/15/36	1,155	1,253,463
		93,066,035
Utah — 0.7%
City of Salt Lake City Utah Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/34	3,500	3,607,743
Series A, AMT, 5.00%, 07/01/51	1,805	1,874,522
Utah Charter School Finance Authority, Refunding RB, 4.50%, 06/15/27(b)	805	787,299
		6,269,564
Virginia — 1.1%
Hampton Roads Transportation Accountability Commission, RB, Series A, 4.00%, 07/01/57	8,400	8,085,830
Virginia Housing Development Authority, RB, M/F Housing, Series G, 5.15%, 11/01/52	2,065	2,157,435
Virginia Housing Development Authority, RB, S/F Housing, Series E-2, 4.40%, 10/01/44	560	561,174
		10,804,439
Washington — 0.9%
Port of Seattle Washington, Refunding ARB, Series C, AMT, Intermediate Lien, 5.00%, 08/01/46	5,755	6,018,938
Washington State Housing Finance Commission, Refunding RB(b)
5.00%, 01/01/27	1,560	1,573,629
5.00%, 01/01/28	750	758,288
		8,350,855
Wisconsin — 1.2%
Public Finance Authority, RB
5.00%, 06/15/34	430	443,907
5.00%, 10/15/56(b)	385	338,554
Class A, 5.00%, 06/15/56(b)	1,000	851,169
AMT, Sustainability Bonds, 4.00%, 09/30/51	1,595	1,362,772
AMT, Sustainability Bonds, 4.00%, 03/31/56	1,520	1,268,149
Public Finance Authority, Refunding RB
4.00%, 09/01/29(b)	100	93,242
5.00%, 09/01/49(b)	520	450,208
Series B, AMT, 5.25%, 07/01/28	2,730	2,732,678
Wisconsin Health & Educational Facilities Authority, Refunding RB, 4.00%, 12/15/49	4,235	3,951,280
		11,491,959
Total Municipal Bonds — 112.6% (Cost: $1,030,067,334)		1,069,179,808
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock Municipal Income Fund, Inc. (MUI)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Municipal Bonds Transferred to Tender Option Bond Trusts(g)
Alabama — 2.3%
Black Belt Energy Gas District, RB, Series C-1, 5.25%, 02/01/53(a)	$20,000	$ 21,278,302
Colorado — 0.8%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.50%, 11/15/53	7,310	7,918,258
Idaho — 0.8%
Idaho Housing & Finance Association, RB, Series A, 5.25%, 08/15/48(h)	6,880	7,629,795
Illinois — 1.3%
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 01/01/46	11,860	12,683,820
Michigan — 2.7%
Michigan Finance Authority, Refunding RB, 5.00%, 12/01/45	15,520	15,727,362
Michigan State Hospital Finance Authority, Refunding RB, 5.00%, 11/15/47	10,000	10,148,353
		25,875,715
Pennsylvania — 2.1%
Pennsylvania Turnpike Commission, RB, Series B-1, 5.25%, 06/01/47	18,910	19,449,796
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 10.0% (Cost: $91,950,586)		94,835,686
Total Long-Term Investments — 122.6% (Cost: $1,122,017,920)		1,164,015,494

	Shares
Short-Term Securities
	Money Market Funds — 39.5%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 3.47%(i)(j)	375,403,175	375,440,715
	Total Short-Term Securities — 39.5% (Cost: $375,438,702)	375,440,715
	Total Investments — 162.1% (Cost: $1,497,456,622)	1,539,456,209
	Other Assets Less Liabilities — 2.5%	23,228,779
	Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (5.5)%	(51,815,164)
	VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (59.1)%	(561,411,937)
	Net Assets Applicable to Common Shares — 100.0%	$ 949,457,887

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Non-income producing security.
(f)	Zero-coupon bond.
(g)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)
All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on August 15, 2031, is $3,625,617. See Note 4 of the Notes to
Financial Statements for details.

(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period end.

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock Municipal Income Fund, Inc. (MUI)

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/24	Shares Held at 07/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 36,788,624	$ 338,647,233 (a)	$ —	$ 2,771	$ 2,087	$ 375,440,715	375,403,175	$ 1,263,743	$ —

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Categorized by Risk Exposure
For the period ended July 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ —	$ —	$ —	$ —	$ (3,230,027)	$ —	$ (3,230,027)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ —	$ —	$ —	$ —	$ 137,766	$ —	$ 137,766
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — short	$19,559,336
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 1,069,179,808	$ —	$ 1,069,179,808
Municipal Bonds Transferred to Tender Option Bond Trusts	—	94,835,686	—	94,835,686
Short-Term Securities
Money Market Funds	375,440,715	—	—	375,440,715
	$375,440,715	$1,164,015,494	$—	$1,539,456,209
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(51,489,875)	$—	$(51,489,875)
VRDP Shares at Liquidation Value	—	(561,700,000)	—	(561,700,000)
	$—	$(613,189,875)	$—	$(613,189,875)
See notes to financial statements.
Schedule of Investments

Schedule of Investments
July 31, 2024
BlackRock MuniYield Fund, Inc. (MYD)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
Alabama — 7.0%
Black Belt Energy Gas District, RB(a)
Series A, 5.25%, 01/01/54	$4,665	$ 5,021,386
Series A, 5.25%, 05/01/55	1,945	2,129,718
Series C, 5.50%, 10/01/54	10,500	11,596,506
Series F, 5.50%, 11/01/53	830	883,765
Black Belt Energy Gas District, Refunding RB, 4.00%, 06/01/51(a)	7,240	7,332,416
County of Jefferson Alabama Sewer Revenue, Refunding RB, 5.50%, 10/01/53	1,100	1,200,054
Energy Southeast A Cooperative District, RB(a)
Series B, 5.25%, 07/01/54	5,525	5,972,611
Series B-1, 5.75%, 04/01/54	1,585	1,763,349
Southeast Energy Authority A Cooperative District, RB(a)
Series A-1, 5.50%, 01/01/53	1,405	1,511,167
Series B, 5.00%, 01/01/54	1,230	1,304,379
		38,715,351
Arizona — 4.1%
City of Phoenix Civic Improvement Corp., RB, Junior Lien, 5.25%, 07/01/47	1,665	1,868,746
Glendale Industrial Development Authority, RB, 5.00%, 05/15/56	190	176,828
Industrial Development Authority of the City of Phoenix Arizona, RB, Series A, 5.00%, 07/01/46(b)	3,575	3,556,361
Industrial Development Authority of the County of Pima, RB, S/F Housing, Series C, (GNMA), 6.00%, 07/01/55	3,350	3,656,786
Salt Verde Financial Corp., RB
5.00%, 12/01/32	7,365	7,894,862
5.00%, 12/01/37	5,000	5,504,206
		22,657,789
Arkansas — 1.0%
Arkansas Development Finance Authority, RB
AMT, 4.75%, 09/01/49(b)	4,900	4,898,654
AMT, Sustainability Bonds, 5.70%, 05/01/53	895	946,553
		5,845,207
California — 4.0%
California Enterprise Development Authority, RB, 8.00%, 11/15/62(b)	785	813,285
California Health Facilities Financing Authority, Refunding RB, Series B, 5.00%, 11/15/46	6,025	6,162,465
California Infrastructure & Economic Development Bank, RB, Series A-4, AMT, 01/01/50(a)(b)(c)	675	684,283
California Municipal Finance Authority, RB, S/F Housing
Series A, 5.25%, 08/15/39	305	305,027
Series A, 5.25%, 08/15/49	770	770,531
California Pollution Control Financing Authority, RB, AMT, 5.00%, 11/21/45(b)	1,650	1,651,016
California Statewide Financing Authority, RB, Series A, 6.00%, 05/01/43	3,285	3,287,228
City of Los Angeles Department of Airports, ARB, Series A, AMT, 4.00%, 05/15/42	2,815	2,758,374
City of Los Angeles Department of Airports, Refunding ARB, AMT, Subordinate, 5.00%, 05/15/46	2,415	2,558,188
Security	Par (000)	Value
California (continued)
San Diego County Regional Airport Authority, ARB, Series B, AMT, Subordinate, 5.00%, 07/01/56	$3,145	$ 3,285,557
State of California, GO, (AMBAC), 5.00%, 04/01/31	10	10,013
		22,285,967
Colorado — 0.6%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series D, AMT, 5.75%, 11/15/45	870	969,795
Colorado Health Facilities Authority, RB
5.50%, 11/01/47	355	396,779
5.25%, 11/01/52	745	803,476
Colorado Health Facilities Authority, Refunding RB, Series A, 5.00%, 08/01/44	950	987,065
		3,157,115
Connecticut — 0.2%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing, Series A-R, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.65%, 11/15/51	315	317,990
Connecticut State Health & Educational Facilities Authority, RB, 4.25%, 07/15/53	720	728,047
		1,046,037
Delaware — 0.6%
Delaware River & Bay Authority, Refunding RB, 4.00%, 01/01/44	3,065	3,080,147
District of Columbia — 8.3%
District of Columbia Income Tax Revenue, RB, Series A, 5.25%, 05/01/48	1,850	2,060,031
District of Columbia Water & Sewer Authority, RB, Series A, Sustainability Bonds, 5.00%, 10/01/52	1,875	1,922,506
District of Columbia, Refunding RB, 5.00%, 10/01/48	4,875	4,932,256
District of Columbia, TA, 5.13%, 06/01/41	3,490	3,493,428
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, Series A, AMT, 4.00%, 10/01/39	795	792,196
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/31(d)	8,350	6,450,265
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/32(d)	15,000	11,124,900
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/33(d)	13,410	9,542,332
Series B, Subordinate, 4.00%, 10/01/49	3,780	3,545,911
Washington Metropolitan Area Transit Authority Dedicated Revenue, RB, Sustainability Bonds, 5.00%, 07/15/48	1,965	2,120,033
		45,983,858
Florida — 6.3%
Broward County Florida Water & Sewer Utility Revenue, RB, Series A, 4.00%, 10/01/45	445	445,885
Central Florida Expressway Authority, RB, Series B, Senior Lien, 5.00%, 07/01/49	6,285	6,571,005
County of Miami-Dade Florida Aviation Revenue, Refunding RB, Series A, AMT, 5.00%, 10/01/29	1,900	1,904,130
County of Miami-Dade Florida Water & Sewer System Revenue, RB, Series A, 4.13%, 10/01/50	6,390	6,330,131
County of Miami-Dade Seaport Department, Refunding RB, Series A, AMT, 5.25%, 10/01/52	980	1,014,288
County of Pasco Florida, RB, (AGM), 5.00%, 09/01/48	5,000	5,356,034

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniYield Fund, Inc. (MYD)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Florida (continued)
Florida Development Finance Corp., Refunding RB, AMT, (AGM), 5.25%, 07/01/53	$4,715	$ 4,937,521
Florida Housing Finance Corp., RB, S/F Housing, Series 1, (FHLMC, FNMA, GNMA), 4.55%, 01/01/49	3,190	3,200,526
Lakewood Ranch Stewardship District, SAB, 6.30%, 05/01/54	430	459,760
Tampa-Hillsborough County Expressway Authority, RB, 5.00%, 07/01/47	3,105	3,172,375
Volusia County Educational Facility Authority, RB, 5.25%, 06/01/49	1,420	1,499,199
		34,890,854
Georgia — 3.1%
City of Atlanta Georgia Department of Aviation, ARB, Series B-1, Sustainability Bonds, 5.00%, 07/01/53	1,485	1,613,664
Cobb County Kennestone Hospital Authority, RB, 4.00%, 04/01/52	2,400	2,263,815
Gainesville & Hall County Hospital Authority, RB, Series A, 4.00%, 02/15/51	1,105	1,040,044
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/49	2,100	2,302,342
Series B, 5.00%, 12/01/52(a)	7,800	8,194,404
Main Street Natural Gas, Inc., Refunding RB, Series E-1, 5.00%, 12/01/53(a)	1,655	1,769,539
		17,183,808
Idaho — 1.8%
Power County Industrial Development Corp., RB, 6.45%, 08/01/32	10,000	10,021,542
Illinois — 10.0%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/42	1,115	1,115,234
Series C, 5.25%, 12/01/35	3,095	3,104,910
Series D, 5.00%, 12/01/46	4,040	4,046,697
Series H, 5.00%, 12/01/36	460	470,181
Chicago Board of Education, Refunding GO
Series D, 5.00%, 12/01/31	1,000	1,028,059
Series G, 5.00%, 12/01/34	455	466,232
Chicago O’Hare International Airport, ARB, Series D, AMT, Senior Lien, 5.00%, 01/01/52	4,620	4,655,514
City of Chicago Illinois Wastewater Transmission Revenue, RB, Series A, 2nd Lien, (AGM), 5.25%, 01/01/58	7,435	8,082,660
Illinois Finance Authority, Refunding RB, Series C, 4.00%, 02/15/41	2,860	2,797,080
Illinois Housing Development Authority, Refunding RB, S/F Housing, Series H, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.65%, 10/01/43	3,095	3,143,610
Metropolitan Pier & Exposition Authority, RB, 5.00%, 06/15/57	1,835	1,876,322
Metropolitan Pier & Exposition Authority, Refunding RB(d)
Series B, (AGM), 0.00%, 06/15/44	10,925	4,615,475
Series B, (AGM), 0.00%, 06/15/47	27,225	9,714,572
State of Illinois, GO
5.00%, 02/01/39	3,195	3,198,494
Series B, 5.25%, 05/01/49	1,500	1,630,437
Series C, 5.00%, 12/01/45	2,235	2,388,230
Security	Par (000)	Value
Illinois (continued)
State of Illinois, Refunding GO, Series B, 5.00%, 10/01/28	$1,000	$ 1,068,604
University of Illinois, RB, Series A, 5.00%, 04/01/44	2,045	2,047,390
		55,449,701
Iowa — 0.4%
Iowa Finance Authority, RB, S/F Housing, Series A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.75%, 07/01/49	2,230	2,283,192
Kansas — 0.1%
Ellis County Unified School District No. 489 Hays, Refunding GO, Series B, (AGM), 4.00%, 09/01/52	530	511,630
Kentucky — 1.5%
Kentucky Economic Development Finance Authority, Refunding RB, Series A, 5.00%, 08/01/44	2,140	2,217,780
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Convertible, 6.75%, 07/01/43(e)	2,485	2,881,039
Louisville and Jefferson County Metropolitan Sewer District, Refunding RB, Series C, 5.00%, 05/15/49	3,000	3,269,096
		8,367,915
Louisiana — 1.7%
Lafayette Parish School Board Sale Tax Revenue, RB, 4.00%, 04/01/53	760	748,812
Louisiana Public Facilities Authority, RB, 5.25%, 10/01/53	4,100	4,287,451
Louisiana Stadium & Exposition District, Refunding RB, Series A, 5.00%, 07/01/48	2,560	2,765,009
New Orleans Aviation Board, ARB, Series B, AMT, 5.00%, 01/01/48	1,920	1,935,582
		9,736,854
Maryland — 0.2%
Maryland Health & Higher Educational Facilities Authority, RB, Series B, 4.00%, 04/15/50	1,250	1,210,543
Massachusetts — 3.7%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Series B, 5.00%, 06/01/50	5,000	5,439,456
Commonwealth of Massachusetts, GO
Series C, 5.00%, 10/01/47	2,740	2,966,918
Series C, 5.00%, 10/01/52	2,835	3,047,421
Massachusetts Bay Transportation Authority Sales Tax Revenue, Refunding RB, Series A-1, 5.25%, 07/01/29	3,250	3,639,279
Massachusetts Development Finance Agency, RB, Series A, 5.00%, 01/01/47	3,000	3,023,965
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/46	2,325	2,447,781
		20,564,820
Michigan — 4.9%
Great Lakes Water Authority Sewage Disposal System Revenue, RB
Series B, 2nd Lien, 5.25%, 07/01/47	1,125	1,237,500
Series B, 2nd Lien, 5.50%, 07/01/52	2,655	2,950,877
Series A, Senior Lien, 5.25%, 07/01/52	2,655	2,902,534
Great Lakes Water Authority Water Supply System Revenue, RB
Series A, Senior Lien, 5.25%, 07/01/52	2,655	2,881,995
Series B, Senior Lien, 5.50%, 07/01/52	2,655	2,943,872
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniYield Fund, Inc. (MYD)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Michigan (continued)
Michigan Finance Authority, RB
4.00%, 02/15/47	$820	$ 769,063
4.00%, 02/15/50	4,730	4,432,767
4.00%, 02/15/44	1,710	1,662,957
Michigan Finance Authority, Refunding RB, Series A, 4.00%, 12/01/49	3,110	2,952,657
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	2,255	2,296,704
State of Michigan Trunk Line Revenue, RB, 5.50%, 11/15/49	1,855	2,119,141
		27,150,067
Minnesota — 0.9%
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	2,160	2,103,040
Series A, 5.25%, 02/15/58	3,125	3,178,691
		5,281,731
Missouri — 2.5%
Health & Educational Facilities Authority of the State of Missouri, Refunding RB
Series A, 4.00%, 02/15/49	5,555	5,375,386
Series C, 5.00%, 11/15/42	5,470	5,612,868
Kansas City Industrial Development Authority, ARB, Class B, AMT, 5.00%, 03/01/54	2,680	2,745,486
Missouri Housing Development Commission, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.60%, 11/01/49	320	319,319
		14,053,059
Nebraska — 1.0%
Omaha Public Power District, RB, Series A, 5.25%, 02/01/48	5,000	5,549,920
Nevada — 0.0%
State of Nevada Department of Business & Industry, RB, Series A4, AMT, 01/01/50(a)(c)	100	99,989
New Hampshire — 1.4%
New Hampshire Business Finance Authority, RB, M/F Housing
Series 2, Sustainability Bonds, 4.25%, 07/20/41	3,140	3,087,464
Series 2, Class 3-A, Sustainability Bonds, 4.16%, 10/20/41(a)	2,370	2,291,931
New Hampshire Business Finance Authority, Refunding RB(b)
Series B, 4.63%, 11/01/42	805	764,445
Series C, AMT, 4.88%, 11/01/42	1,665	1,602,959
		7,746,799
New Jersey — 8.1%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	3,490	3,500,212
5.25%, 11/01/44	3,180	3,182,700
New Jersey Economic Development Authority, RB
Class A, 5.25%, 11/01/47	3,565	3,898,630
Series B, 6.50%, 04/01/31	1,675	1,710,314
Series EEE, 5.00%, 06/15/48	12,340	12,789,388
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series B, AMT, 4.00%, 12/01/41	2,275	2,239,524
Series C, AMT, Subordinate, 5.00%, 12/01/52	2,595	2,654,040
Security	Par (000)	Value
New Jersey (continued)
New Jersey Transportation Trust Fund Authority, RB
Series C, (AMBAC), 0.00%, 12/15/35(d)	$7,395	$ 4,814,052
Series S, 5.00%, 06/15/46	2,415	2,512,646
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/46	2,435	2,495,025
Sub-Series B, 5.00%, 06/01/46	5,295	5,319,146
		45,115,677
New York — 18.0%
City of New York, GO
Series A-1, 4.00%, 09/01/46	1,640	1,626,572
Series C, 5.00%, 08/01/43	2,330	2,491,052
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	4,070	3,825,861
Metropolitan Transportation Authority, Refunding RB
Series C-1, Sustainability Bonds, 4.75%, 11/15/45	3,335	3,485,216
Series C-1, Sustainability Bonds, 5.00%, 11/15/50	1,085	1,147,800
Series C-1, Sustainability Bonds, 5.25%, 11/15/55	1,605	1,705,897
Monroe County Industrial Development Corp., Refunding RB, Series A, 4.00%, 07/01/50	3,335	3,239,565
New York City Municipal Water Finance Authority, RB, Sub-Series CC-1, 5.25%, 06/15/54	545	605,397
New York City Municipal Water Finance Authority, Refunding RB, Series DD, 4.13%, 06/15/46	9,330	9,440,617
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Subordinate, 4.00%, 05/01/47	5,000	4,924,947
New York City Transitional Finance Authority, RB, Series B, Subordinate, 5.00%, 05/01/46	2,480	2,710,847
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(b)	3,200	3,200,719
New York Liberty Development Corp., Refunding RB(b)
Class 1, 5.00%, 11/15/44	8,145	8,144,780
Class 2, 5.38%, 11/15/40	1,760	1,763,279
New York Power Authority, Refunding RB, Series A, Sustainability Bonds, 4.00%, 11/15/55	2,765	2,666,230
New York State Dormitory Authority, RB, Series A, 4.00%, 03/15/47	1,575	1,533,590
New York State Dormitory Authority, Refunding RB
Series A, 4.00%, 03/15/44	2,270	2,286,478
Series A, 4.00%, 03/15/47	7,890	7,821,699
Series A-1, 5.00%, 03/15/45	5,610	6,174,071
New York State Urban Development Corp., RB, Series A, 4.00%, 03/15/49	1,870	1,812,062
New York Transportation Development Corp., ARB
AMT, 5.63%, 04/01/40	965	1,047,892
Series A, AMT, 5.00%, 07/01/46	1,525	1,524,984
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	2,230	2,342,441
AMT, Sustainability Bonds, 5.38%, 06/30/60	5,590	5,802,355
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB
Series A, 5.25%, 05/15/52	1,625	1,778,253
Series A, 4.13%, 05/15/53	3,275	3,241,744
Triborough Bridge & Tunnel Authority, RB, Series A, 5.00%, 11/15/56	2,230	2,369,969
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 5.00%, 11/15/46	8,760	9,114,020
Series C, Sustainability Bonds, 5.25%, 11/15/40	1,640	1,894,714
		99,723,051

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniYield Fund, Inc. (MYD)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
North Carolina — 0.0%
North Carolina Medical Care Commission, RB, Series A, 5.13%, 10/01/54	$195	$ 198,611
North Dakota — 0.3%
North Dakota Housing Finance Agency, RB, S/F Housing
Series A, Sustainability Bonds, 4.70%, 07/01/49	480	481,768
Series C, Sustainability Bonds, 6.25%, 01/01/55	975	1,090,427
		1,572,195
Ohio — 3.4%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	3,525	3,261,744
County of Cuyahoga Ohio, Refunding RB, 5.00%, 02/15/42	3,175	3,206,025
County of Franklin Ohio, RB
Series A, 4.00%, 12/01/44	1,060	1,036,353
Series A, 5.00%, 12/01/47	840	862,318
County of Hamilton Ohio Sewer System Revenue, RB, Series A, 5.00%, 12/01/53	955	1,038,987
County of Hamilton Ohio, RB
Series A, 5.00%, 08/15/42	4,350	4,481,222
Series CC, 5.00%, 11/15/49	1,130	1,268,341
North Ridgeville City School District, GO, 5.25%, 12/01/54	1,865	1,964,967
State of Ohio, RB, AMT, 5.00%, 06/30/53	1,685	1,687,758
		18,807,715
Oklahoma — 1.4%
Oklahoma Turnpike Authority, RB
5.50%, 01/01/53	3,140	3,474,555
Series A, 4.00%, 01/01/48	4,320	4,291,482
		7,766,037
Oregon — 0.7%
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 29, AMT, Sustainability Bonds, 5.50%, 07/01/48	3,725	4,077,109
Pennsylvania — 5.7%
Allegheny County Airport Authority, ARB
Series A, AMT, (AGM), 5.50%, 01/01/48	6,750	7,297,354
Series A, AMT, (AGM-CR), 4.00%, 01/01/56	1,275	1,215,058
Montgomery County Higher Education and Health Authority, Refunding RB
4.00%, 09/01/51	1,115	1,006,367
5.00%, 09/01/48	740	754,691
Pennsylvania Economic Development Financing Authority, RB, 5.00%, 06/30/42	1,765	1,778,578
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	3,210	3,213,976
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series A, 5.25%, 09/01/50	2,745	2,750,462
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 145A, Sustainability Bonds, 4.75%, 10/01/49	7,735	7,808,276
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing, Series 142-A, Sustainability Bonds, 5.00%, 10/01/43	3,105	3,257,307
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	2,305	2,317,409
		31,399,478
Security	Par (000)	Value
Puerto Rico — 5.7%
Commonwealth of Puerto Rico, GO
Series A-1, Restructured, 5.63%, 07/01/29	$2,931	$ 3,145,549
Series A-1, Restructured, 5.75%, 07/01/31	2,646	2,927,972
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	3,817	3,785,038
Series A-1, Restructured, 5.00%, 07/01/58	12,161	12,201,377
Series A-2, Restructured, 4.78%, 07/01/58	6,236	6,146,540
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	9,662	3,208,515
		31,414,991
Rhode Island — 0.3%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 07/15/35(f)(g)	4,155	1,454,250
South Carolina — 2.9%
South Carolina Jobs-Economic Development Authority, RB, Series A, 5.50%, 11/01/54	1,080	1,206,709
South Carolina Jobs-Economic Development Authority, Refunding RB
4.00%, 12/01/44	3,835	3,781,279
Series A, 5.00%, 05/01/48	3,030	3,092,064
South Carolina Ports Authority, ARB, Series B, AMT, 4.00%, 07/01/49	1,330	1,212,646
South Carolina Public Service Authority, Refunding RB
Series A, 5.00%, 12/01/50	5,000	5,013,447
Series B, (AGM), 5.00%, 12/01/49	1,580	1,684,642
		15,990,787
Tennessee — 3.8%
Knox County Health Educational & Housing Facility Board, RB, Series A-1, (BAM), 5.50%, 07/01/54	860	932,106
Memphis-Shelby County Airport Authority, ARB, Series A, AMT, 5.00%, 07/01/45	2,665	2,755,750
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/40	1,440	1,460,556
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, 5.25%, 10/01/58	4,030	4,091,925
Tennessee Energy Acquisition Corp., RB, Series A, 5.00%, 05/01/52(a)	4,190	4,444,743
Tennessee Energy Acquisition Corp., Refunding RB, Series A-1, 5.00%, 05/01/53(a)	7,270	7,530,301
		21,215,381
Texas — 15.9%
Arlington Higher Education Finance Corp., RB(b)
7.50%, 04/01/62	885	908,311
7.88%, 11/01/62	755	791,327
Austin Independent School District, GO, 4.00%, 08/01/48	1,500	1,461,161
Canutillo Independent School District, GO, Series A, (PSF-GTD), 4.00%, 02/15/49	2,850	2,775,196
City of Austin Texas Airport System Revenue, ARB
Series A, 5.00%, 11/15/41	3,250	3,336,277
Series B, AMT, 5.00%, 11/15/44	5,755	5,959,073
City of Austin Texas Water & Wastewater System Revenue, Refunding RB, 5.00%, 11/15/49	1,255	1,373,539
City of Dallas Texas Waterworks & Sewer System Revenue, Refunding RB, Series A, 5.00%, 10/01/41	1,240	1,255,168
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniYield Fund, Inc. (MYD)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Texas (continued)
City of Houston Texas Airport System Revenue, ARB, Series B-1, AMT, 5.00%, 07/15/30	$3,600	$ 3,623,588
City of Houston Texas Airport System Revenue, Refunding ARB, Series A, AMT, 1st Lien, Subordinate, (AGM), 5.25%, 07/01/48	3,580	3,844,654
City of Houston Texas Airport System Revenue, Refunding RB, AMT, 5.00%, 07/01/29	1,765	1,766,202
City of Houston Texas Combined Utility System Revenue, Refunding RB, Series A, 1st Lien, 5.25%, 11/15/54	2,220	2,462,319
City of Houston Texas, GOL, Series A, 4.13%, 03/01/51	3,125	3,007,054
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB
5.00%, 02/01/47	3,415	3,485,420
Series A, 5.25%, 02/01/49	870	963,768
Clifton Higher Education Finance Corp., RB, 6.00%, 08/15/43	1,525	1,526,163
County of Harris Texas Toll Road Revenue, Refunding RB, Series A, 1st Lien, 4.00%, 08/15/49	2,390	2,297,163
County of Harris Texas, Refunding GO, Series A, 4.25%, 09/15/48	560	567,080
Crowley Independent School District, GO
(PSF-GTD), 5.00%, 02/01/48	515	557,726
(PSF-GTD), 4.25%, 02/01/53	190	190,642
Fort Bend Independent School District, Refunding GO, Series A, (PSF-GTD), 4.00%, 08/15/49	1,315	1,269,764
Harris County Cultural Education Facilities Finance Corp., RB, Series B, 6.38%, 01/01/33	40	40,037
Hidalgo County Regional Mobility Authority, RB, CAB, Series A, 0.00%, 12/01/42(d)	2,500	1,034,583
Leander Independent School District, Refunding GO, Series A, (PSF-GTD), 5.00%, 08/15/49	3,255	3,314,134
Marshall Independent School District, GO, (PSF-GTD), 4.00%, 02/15/45	620	621,673
Mesquite Housing Finance Corp., RB, M/F Housing, Series A, Sustainability Bonds, (FNMA), 4.53%, 02/01/44	5,100	5,111,514
North Texas Tollway Authority, RB, Series B, 0.00%, 09/01/31(d)(h)	4,110	2,064,022
North Texas Tollway Authority, Refunding RB, Series B, 5.00%, 01/01/43	6,205	6,339,060
Plano Independent School District, GO, 5.00%, 02/15/42	1,540	1,692,069
Princeton Independent School District, GO, (PSF-GTD), 5.25%, 02/15/48	865	949,461
San Antonio Public Facilities Corp., Refunding RB, Convertible, 4.00%, 09/15/42	5,700	5,446,326
Tarrant County Cultural Education Facilities Finance Corp., RB
Series A, 4.00%, 07/01/53	1,280	1,179,265
Series B, 5.00%, 07/01/43	4,080	4,249,240
Series B, 5.00%, 07/01/48	5,505	5,657,650
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 10/01/49(c)	575	600,526
Texas Department of Housing & Community Affairs, RB, S/F Housing, Series A, (GNMA), 5.13%, 01/01/54	960	991,475
Security	Par (000)	Value
Texas (continued)
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, 5.00%, 06/30/58	$2,435	$ 2,455,215
Texas State University System, Refunding RB, 4.00%, 03/15/49	2,990	2,915,261
		88,083,106
Utah — 0.1%
Black Desert Public Infrastructure District, SAB, 5.63%, 12/01/53(b)	310	320,335
Virginia — 0.9%
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 4.00%, 07/01/55	4,950	4,746,244
Virginia Housing Development Authority, RB, S/F Housing
Series E-2, 4.40%, 10/01/44	145	145,304
Series E-2, 4.55%, 10/01/49	405	405,222
		5,296,770
Wisconsin — 1.2%
Wisconsin Health & Educational Facilities Authority, RB
Series A, 5.00%, 02/15/26	400	407,522
Series A, 5.00%, 02/15/27	400	412,561
Series A, 5.75%, 08/15/54	460	489,685
Wisconsin Housing & Economic Development Authority Home Ownership Revenue, RB, S/F Housing
Series A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.85%, 09/01/43	700	731,548
Series A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.75%, 09/01/50	4,465	4,561,701
		6,603,017
Total Municipal Bonds — 133.7% (Cost: $712,932,046)		741,912,405
Municipal Bonds Transferred to Tender Option Bond Trusts(i)
Alabama — 1.8%
Southeast Energy Authority A Cooperative District, RB, Series A, 5.25%, 01/01/54(a)	9,350	9,922,720
District of Columbia — 1.8%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, 4.10%, 09/01/39	10,265	10,310,806
Florida — 5.0%
City of Tampa Florida Water & Wastewater System Revenue, RB, Series A, Sustainability Bonds, 5.00%, 10/01/52	10,000	10,773,739
County of Miami-Dade Florida Transit System, RB, 5.00%, 07/01/50	10,000	10,644,656
JEA Water & Sewer System Revenue, Refunding RB, Series A, 5.50%, 10/01/54	5,703	6,394,503
		27,812,898
Nebraska — 2.3%
Omaha Public Power District, RB, Series A, 5.00%, 02/01/46	11,970	12,784,908

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniYield Fund, Inc. (MYD)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
New York — 4.3%
Hudson Yards Infrastructure Corp., Refunding RB, Series A, 5.00%, 02/15/42	$12,550	$ 12,926,885
New York State Urban Development Corp., RB, Series A, 5.00%, 03/15/50	10,000	10,878,521
		23,805,406
Washington — 2.0%
State of Washington, GO, Series 2024-A, 5.00%, 08/01/48	10,000	10,894,263
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 17.2% (Cost: $91,556,126)		95,531,001
Total Long-Term Investments — 150.9% (Cost: $804,488,172)		837,443,406
Short-Term Securities
Commercial Paper — 2.0%
Dallas Fort Worth International Airport, 4.00%, 08/07/24	11,000	11,000,192

	Shares
	Money Market Funds — 1.0%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 3.47%(j)(k)	5,550,425	5,550,980
	Total Short-Term Securities — 3.0% (Cost: $16,550,808)	16,551,172
	Total Investments — 153.9% (Cost: $821,038,980)	853,994,578
	Other Assets Less Liabilities — 0.8%	4,134,405
	Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (9.4)%	(52,001,761)
	VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (45.3)%	(251,136,280)
	Net Assets Applicable to Common Shares — 100.0%	$ 554,990,942

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security.
(d)	Zero-coupon bond.
(e)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non-income producing security.
(h)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(i)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)	Affiliate of the Fund.
(k)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/24	Shares Held at 07/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 25,211,856	$ —	$ (19,661,673)(a)	$ 48	$ 749	$ 5,550,980	5,550,425	$ 332,955	$ —

(a)	Represents net amount purchased (sold).
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniYield Fund, Inc. (MYD)

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	82	09/19/24	$ 9,201	$ (259,813)
U.S. Long Bond	78	09/19/24	9,465	(306,740)
5-Year U.S. Treasury Note	61	09/30/24	6,601	(142,997)
				$ (709,550)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation on futures contracts(a)	$ —	$ —	$ —	$ —	$ 709,550	$ —	$ 709,550

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets
and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ —	$ —	$ —	$ —	$ (1,932,413)	$ —	$ (1,932,413)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ —	$ —	$ —	$ —	$ (709,550)	$ —	$ (709,550)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — short	$29,868,520
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 741,912,405	$ —	$ 741,912,405
Municipal Bonds Transferred to Tender Option Bond Trusts	—	95,531,001	—	95,531,001

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniYield Fund, Inc. (MYD)

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Short-Term Securities
Commercial Paper	$ —	$ 11,000,192	$ —	$ 11,000,192
Money Market Funds	5,550,980	—	—	5,550,980
	$5,550,980	$848,443,598	$—	$853,994,578
Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$ (709,550)	$ —	$ —	$ (709,550)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(51,338,092)	$—	$(51,338,092)
VRDP Shares at Liquidation Value	—	(251,400,000)	—	(251,400,000)
	$—	$(302,738,092)	$—	$(302,738,092)
See notes to financial statements.
Schedule of Investments

Schedule of Investments
July 31, 2024
BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
Alabama — 6.5%
Black Belt Energy Gas District, RB(a)
4.00%, 10/01/52	$4,950	$ 4,967,127
Series A, 5.25%, 01/01/54	3,065	3,299,153
Series A, 5.25%, 05/01/55	1,825	1,998,321
Series C, 5.50%, 10/01/54	7,575	8,366,051
Series F, 5.50%, 11/01/53	2,920	3,109,150
County of Jefferson Alabama Sewer Revenue, Refunding RB, 5.50%, 10/01/53	6,495	7,085,776
Energy Southeast A Cooperative District, RB(a)
Series A-1, 5.50%, 11/01/53	4,900	5,330,945
Series B, 5.25%, 07/01/54	4,040	4,367,303
Series B-1, 5.75%, 04/01/54	10,925	12,154,313
Southeast Energy Authority A Cooperative District, RB(a)
Series A-1, 5.50%, 01/01/53	2,665	2,866,377
Series B-1, 5.00%, 05/01/53	7,530	7,860,905
		61,405,421
Arizona — 5.2%
Arizona Industrial Development Authority, RB
4.38%, 07/01/39(b)	875	814,140
5.00%, 07/01/54(b)	615	571,839
7.10%, 01/01/55(b)	250	257,521
Series A, 5.00%, 07/01/49(b)	1,445	1,385,710
Series A, 5.00%, 07/15/49	1,000	997,780
Series A, 5.00%, 07/01/54(b)	1,110	1,056,182
Arizona Industrial Development Authority, Refunding RB
Series A, 5.13%, 07/01/37(b)	500	501,802
Series A, 5.38%, 07/01/50(b)	1,645	1,646,859
Series A, 5.50%, 07/01/52(b)	600	600,394
Series G, 5.00%, 07/01/47(b)	2,360	2,270,586
Series S, 5.00%, 07/01/37	750	767,859
City of Buckeye Arizona Excise Tax Revenue, RB, 5.00%, 07/01/43	4,000	4,047,286
City of Phoenix Civic Improvement Corp., ARB, Series B, AMT, Junior Lien, 5.00%, 07/01/44	4,515	4,667,376
Industrial Development Authority of the City of Phoenix Arizona, RB
5.00%, 07/01/44	2,000	1,999,043
Series A, 5.00%, 07/01/46(b)	1,570	1,561,814
Industrial Development Authority of the City of Phoenix Arizona, Refunding RB, 5.00%, 07/01/45(b)	500	497,873
Industrial Development Authority of the County of Pima, RB, 5.00%, 07/01/49(b)	1,150	1,102,340
Industrial Development Authority of the County of Pima, Refunding RB(b)
5.00%, 06/15/49	1,985	1,927,038
5.00%, 06/15/52	530	511,276
Maricopa County Industrial Development Authority, RB
5.00%, 07/01/47	1,000	1,009,824
4.00%, 07/01/50	1,500	1,402,206
Maricopa County Industrial Development Authority, Refunding RB
5.00%, 07/01/47(b)	1,000	975,321
5.00%, 07/01/54(b)	440	431,695
Series A, 5.00%, 09/01/37	1,525	1,607,838
Series A, 4.13%, 09/01/38	550	559,106
Series A, 4.13%, 09/01/42	750	755,144
Series A, 5.00%, 09/01/42	1,000	1,044,439
Security	Par (000)	Value
Arizona (continued)
McAllister Academic Village LLC, Refunding RB, 5.00%, 07/01/39	$500	$ 513,249
Phoenix-Mesa Gateway Airport Authority, ARB, 5.00%, 07/01/38	3,600	3,601,755
Pinal County Industrial Development Authority, RB, 6.25%, 06/01/26	105	107,606
Salt River Project Agricultural Improvement & Power District, RB, Series B, 5.00%, 01/01/48	4,560	4,997,070
Salt Verde Financial Corp., RB
5.50%, 12/01/29	2,000	2,172,956
5.00%, 12/01/32	155	166,151
5.00%, 12/01/37	1,500	1,651,262
State of Arizona Distribution Revenue, RB, Series B, (BHAC-CR FGIC), 5.50%, 07/01/41(c)	100	124,156
Student & Academic Services LLC, RB, (BAM), 5.00%, 06/01/39	1,400	1,401,574
		49,706,070
Arkansas — 0.7%
Arkansas Development Finance Authority, RB
AMT, 4.50%, 09/01/49(b)	2,135	2,109,312
AMT, 4.75%, 09/01/49(b)	2,450	2,449,327
AMT, Sustainability Bonds, 5.70%, 05/01/53	1,550	1,639,281
		6,197,920
California — 9.6%
Alvord Unified School District, Refunding GO, Series B, Election 2007, (AGM), 0.00%, 08/01/41(d)	1,175	574,523
Anaheim Public Financing Authority, RB, Series A, (AGM), 6.00%, 09/01/24	1,265	1,268,111
California Community Choice Financing Authority, RB, Sustainability Bonds, 5.50%, 10/01/54(a)	2,385	2,630,255
California Enterprise Development Authority, RB, 8.00%, 11/15/62(b)	1,355	1,403,824
California Infrastructure & Economic Development Bank, RB, Series A-4, AMT, 01/01/50(a)(b)(e)	1,220	1,236,777
CSCDA Community Improvement Authority, RB, M/F Housing, Sustainability Bonds, 5.00%, 09/01/37(b)	330	335,113
Grossmont Union High School District, GO, Election 2004, 0.00%, 08/01/31(d)	5,000	4,033,179
Grossmont-Cuyamaca Community College District, GO, Series C, Election 2002, (AGC), 0.00%, 08/01/30(d)	10,030	8,240,811
Hartnell Community College District, GO, Series D, 7.00%, 08/01/34(c)	4,125	4,606,403
Mount San Antonio Community College District, Refunding GO, CAB, Series A, Convertible, Election 2013, 6.25%, 08/01/28(c)	4,445	4,443,688
Norman Y Mineta San Jose International Airport SJC, Refunding RB, Series A, AMT, 5.00%, 03/01/41	2,050	2,090,017
Poway Unified School District, Refunding GO, 0.00%, 08/01/36(d)	8,750	5,769,118
Regents of the University of California Medical Center Pooled Revenue, RB, Series P, 4.00%, 05/15/53	5,015	4,984,427
Rio Hondo Community College District, GO(d)
Series C, Election 2004, 0.00%, 08/01/37	4,005	2,580,225
Series C, Election 2004, 0.00%, 08/01/38	5,000	3,073,919
San Bernardino Community College District, GO, Series B, 6.38%, 08/01/34(c)	10,000	10,000,000
San Diego Unified School District, GO, Series C, Election 2008, 0.00%, 07/01/38(d)	3,800	2,302,913

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
California (continued)
San Diego Unified School District, Refunding GO, CAB(d)
Series R-1, 0.00%, 07/01/30	$5,000	$ 4,160,065
Series R-1, 0.00%, 07/01/31	3,005	2,353,379
San Mateo County Community College District, GO, Series C, (NPFGC), 0.00%, 09/01/30(d)	12,740	10,667,635
State of California, GO, 5.50%, 04/01/28	5	5,010
Walnut Valley Unified School District, GO, Series B, Election 2007, 0.00%, 08/01/36(d)	5,500	3,332,918
Washington Township Health Care District, GO, Series B, Election 2004, 5.50%, 08/01/40	625	626,379
Yosemite Community College District, GO, Series D, Election 2004, 0.00%, 08/01/36(d)	15,000	10,419,699
		91,138,388
Colorado — 1.1%
Centerra Metropolitan District No. 1, TA, 5.00%, 12/01/47(b)	345	332,213
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.00%, 11/15/47	875	915,859
City & County of Denver Colorado Pledged Excise Tax Revenue, RB, CAB, Series A-2, 0.00%, 08/01/37(d)	1,760	1,004,320
Colorado Health Facilities Authority, RB, 5.50%, 11/01/47	2,400	2,682,451
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	1,060	1,024,484
State of Colorado, COP, Series S, 4.00%, 03/15/40	4,400	4,431,954
		10,391,281
Connecticut — 0.1%
Connecticut State Health & Educational Facilities Authority, RB
5.25%, 07/15/48	525	578,463
4.25%, 07/15/53	705	712,879
		1,291,342
Delaware — 0.9%
Delaware State Health Facilities Authority, RB, 5.00%, 06/01/48	1,605	1,619,928
Delaware Transportation Authority, RB, 5.00%, 06/01/55	6,585	6,616,775
		8,236,703
District of Columbia — 1.3%
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, Series A, AMT, 5.25%, 10/01/53	2,850	3,054,578
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, 4.00%, 10/01/49	2,875	2,696,956
Washington Metropolitan Area Transit Authority Dedicated Revenue, RB, Series A, 2nd Lien, Sustainability Bonds, 4.38%, 07/15/56	6,635	6,599,711
		12,351,245
Florida — 11.2%
Capital Trust Agency, Inc., RB(b)
5.00%, 01/01/55	825	794,123
Series A, 5.00%, 06/01/55	1,285	1,142,754
Series A, 5.50%, 06/01/57	460	440,605
City of Fort Lauderdale Florida Water & Sewer Revenue, RB
Series A, 5.50%, 09/01/48	5,275	6,029,919
Security	Par (000)	Value
Florida (continued)
City of Fort Lauderdale Florida Water & Sewer Revenue, RB (continued)
Series B, 5.50%, 09/01/48	$4,615	$ 5,275,647
City of South Miami Health Facilities Authority, Inc., Refunding RB, 5.00%, 08/15/42	4,215	4,324,463
City of Tampa Florida Water & Wastewater System Revenue, RB, Series A, Sustainability Bonds, 5.25%, 10/01/57	5,055	5,527,202
County of Broward Florida Airport System Revenue, ARB, Series A, AMT, 4.00%, 10/01/49	2,650	2,465,857
County of Broward Florida Port Facilities Revenue, ARB, AMT, 5.25%, 09/01/47	3,650	3,912,656
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/44	1,745	1,802,319
County of Miami-Dade Florida Aviation Revenue, Refunding RB
5.00%, 10/01/41	3,800	3,905,374
AMT, 5.00%, 10/01/34	450	451,584
County of Miami-Dade Seaport Department, Refunding RB
Series A, AMT, 5.00%, 10/01/41	1,315	1,385,722
Series A, AMT, 5.00%, 10/01/47	8,600	8,800,615
Series A-1, AMT, (AGM), 4.00%, 10/01/45	2,885	2,728,796
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(d)
Series A-2, 0.00%, 10/01/46	1,840	624,096
Series A-2, 0.00%, 10/01/47	2,970	953,358
County of Pasco Florida, RB, (AGM), 5.75%, 09/01/54	660	739,279
Florida Development Finance Corp., RB(b)
6.50%, 06/30/57	813	574,359
AMT, 5.00%, 05/01/29	1,275	1,295,459
Florida Development Finance Corp., Refunding RB
5.00%, 09/15/40(b)	710	710,898
AMT, (AGM), 5.25%, 07/01/53	11,590	12,136,981
Greater Orlando Aviation Authority, ARB
Series A, AMT, 5.00%, 10/01/26(f)	3,890	4,012,886
Series A, AMT, 4.00%, 10/01/52	6,600	6,068,793
Sub-Series A, AMT, 5.00%, 10/01/47	7,865	8,058,881
Hillsborough County Aviation Authority, ARB, Class A, AMT, 5.00%, 10/01/48	5,765	5,874,727
Lakewood Ranch Stewardship District, SAB
5.25%, 05/01/37	240	242,332
3.85%, 05/01/39	420	374,037
5.38%, 05/01/47	260	261,431
4.00%, 05/01/49	665	554,995
6.30%, 05/01/54	755	807,252
Lakewood Ranch Stewardship District, SAB, S/F Housing
4.00%, 05/01/40	365	334,221
4.00%, 05/01/50	605	509,622
Orange County Health Facilities Authority, RB
5.00%, 10/01/47	1,930	1,999,171
Series A, 5.00%, 10/01/53	6,605	7,010,991
Seminole Improvement District, RB
5.00%, 10/01/32	255	257,773
5.30%, 10/01/37	290	296,704
Storey Creek Community Development District, SAB
4.00%, 12/15/39	415	374,260
4.13%, 12/15/49	350	296,893
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Florida (continued)
Village Community Development District No. 14, SAB, 5.50%, 05/01/53	$1,910	$ 1,983,432
Village Community Development District No. 15, SAB, 5.25%, 05/01/54(b)	790	819,060
		106,159,527
Georgia — 3.2%
Development Authority for Fulton County, RB, 4.00%, 07/01/49	1,855	1,769,790
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(b)	715	705,959
Gainesville & Hall County Hospital Authority, RB, Series A, 4.00%, 02/15/51	2,875	2,705,996
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 06/01/53(a)	7,480	7,922,108
Municipal Electric Authority of Georgia, RB
Class A, (AGM), 5.00%, 07/01/52	1,770	1,858,509
Class A, 5.50%, 07/01/63	1,275	1,360,162
Series A, 5.00%, 01/01/49	4,385	4,506,045
Series A, 5.00%, 01/01/59	1,870	1,910,139
Municipal Electric Authority of Georgia, Refunding RB, Series EE, (AMBAC), 7.00%, 01/01/25	7,475	7,583,132
		30,321,840
Hawaii — 0.5%
State of Hawaii Airports System Revenue, ARB, Series A, AMT, 5.00%, 07/01/43	3,310	3,405,091
State of Hawaii Airports System Revenue, COP
AMT, 5.25%, 08/01/25	485	485,299
AMT, 5.25%, 08/01/26	525	525,315
		4,415,705
Idaho — 0.1%
Idaho Housing & Finance Association, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.60%, 01/01/49	1,225	1,246,337
Illinois — 11.8%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/34	3,665	3,827,122
Series A, 5.00%, 12/01/40	4,090	4,208,497
Series C, 5.25%, 12/01/35	970	973,106
Series D, 5.00%, 12/01/46	1,230	1,232,053
Series H, 5.00%, 12/01/36	295	301,529
Chicago Board of Education, Refunding GO
Series A, 5.00%, 12/01/30	355	371,203
Series G, 5.00%, 12/01/34	290	297,159
Chicago Midway International Airport, Refunding ARB
Series B, 5.00%, 01/01/46	7,825	7,899,463
Series A, AMT, Senior Lien, (BAM), 5.75%, 01/01/48	1,010	1,135,132
Chicago O’Hare International Airport, ARB, Series D, Senior Lien, 5.25%, 01/01/42	6,885	7,112,194
Chicago O’Hare International Airport, Refunding ARB
Series A, AMT, Senior Lien, 5.00%, 01/01/48	2,750	2,805,002
Series A, AMT, Senior Lien, 4.38%, 01/01/53	2,780	2,624,828
Chicago O’Hare International Airport, Refunding RB, Series B, AMT, 5.00%, 01/01/31	2,500	2,500,434
Chicago Transit Authority Sales Tax Receipts Fund, RB, 5.25%, 12/01/49	1,610	1,613,285
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series A, 2nd Lien, 5.00%, 12/01/57	2,575	2,677,754
Security	Par (000)	Value
Illinois (continued)
City of Chicago Illinois Wastewater Transmission Revenue, RB, Series A, 2nd Lien, (AGM), 5.25%, 01/01/58	$1,185	$ 1,288,225
City of Chicago Illinois Waterworks Revenue, RB, Series A, 2nd Lien, (AGM), 5.25%, 11/01/53	1,920	2,084,785
Illinois Finance Authority, RB, 5.00%, 10/01/48	1,760	1,907,648
Illinois Finance Authority, Refunding RB
4.13%, 08/15/37	2,430	2,303,841
Series A, 5.00%, 11/15/45	2,945	2,956,438
Series C, 4.00%, 02/15/41	870	850,860
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/40	1,950	1,965,373
Series B, 5.00%, 01/01/40	3,245	3,291,222
Metropolitan Pier & Exposition Authority, RB
5.00%, 06/15/57	3,005	3,072,668
Series A, (NPFGC), 0.00%, 12/15/26(d)	5,000	4,551,735
Series A, (NPFGC), 0.00%, 12/15/33(d)	9,950	6,909,516
Metropolitan Pier & Exposition Authority, RB, CAB(d)
(NPFGC), 0.00%, 06/15/30(g)	800	657,486
(BAM-TCRS), 0.00%, 12/15/56	2,965	656,584
Series A, (NPFGC), 0.00%, 06/15/30	14,205	11,323,875
Metropolitan Pier & Exposition Authority, Refunding RB, Series B, (AGM), 0.00%, 06/15/44(d)	8,075	3,411,438
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, Series B, (BAM-TCRS), 0.00%, 12/15/54(d)	4,140	1,006,796
Regional Transportation Authority, RB, Series B, (NPFGC), 5.75%, 06/01/33	3,200	3,670,250
State of Illinois, GO
5.25%, 02/01/30	2,010	2,013,461
5.25%, 02/01/32	2,330	2,334,008
5.25%, 02/01/34	1,610	1,612,779
5.50%, 05/01/39	2,785	3,062,533
Series B, 5.25%, 05/01/41	2,345	2,584,108
Series B, 5.50%, 05/01/47	1,930	2,115,604
Series B, 5.25%, 05/01/49	2,535	2,755,438
Series C, 5.00%, 12/01/48	3,135	3,318,944
Series D, 5.00%, 11/01/27	440	464,119
		111,748,495
Indiana — 0.7%
City of Valparaiso Indiana, Refunding RB, AMT, 4.50%, 01/01/34(b)	600	617,912
Indianapolis Local Public Improvement Bond Bank, RB, Series F1, Subordinate, (BAM), 5.00%, 03/01/53	5,325	5,697,856
		6,315,768
Kansas — 0.1%
City of Lenexa Kansas, Refunding RB, Series A, 5.00%, 05/15/43	550	550,470
Kentucky — 1.4%
City of Henderson Kentucky, RB, Series A, AMT, 4.70%, 01/01/52(b)	555	555,339
County of Boyle Kentucky, Refunding RB
Series A, 4.25%, 06/01/46	740	724,920
Series A, 5.25%, 06/01/49	1,305	1,387,844
Fayette County School District Finance Corp., RB
5.00%, 06/01/44	1,455	1,568,160
(BAM-TCRS), 5.00%, 06/01/46	1,285	1,381,203
Kentucky Public Energy Authority, Refunding RB, Series A-1, 5.25%, 04/01/54(a)	6,790	7,376,578
		12,994,044

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Louisiana — 2.9%
Lake Charles Harbor & Terminal District, ARB, Series B, AMT, (AGM), 5.50%, 01/01/29	$1,500	$ 1,501,952
Louisiana Public Facilities Authority, RB
5.25%, 10/01/48	1,905	2,009,240
5.25%, 10/01/53	3,760	3,931,906
Louisiana Public Facilities Authority, Refunding RB
5.00%, 05/15/42	4,600	4,690,408
5.00%, 05/15/47	1,895	1,904,964
Louisiana Stadium & Exposition District, Refunding RB, Series A, 5.00%, 07/01/48	4,020	4,341,929
New Orleans Aviation Board, ARB
Series B, AMT, 5.00%, 01/01/45	4,620	4,623,319
Series B, AMT, 5.00%, 01/01/48	4,780	4,818,793
		27,822,511
Maine — 0.7%
Maine Health & Higher Educational Facilities Authority, RB, Series B, (AGM), 4.75%, 07/01/53	3,000	3,126,823
Maine State Housing Authority, RB, S/F Housing, Series C, Sustainability Bonds, 4.75%, 11/15/49	3,365	3,417,243
		6,544,066
Maryland — 1.4%
Anne Arundel County Consolidated Special Taxing District, Refunding ST, 5.00%, 07/01/32	495	495,591
Anne Arundel County Consolidated Special Taxing District, ST, 5.25%, 07/01/44	250	250,103
City of Baltimore Maryland, Refunding RB
Series A, 4.50%, 09/01/33	185	183,949
Series A, 5.00%, 09/01/38	250	252,303
Convertible, 5.00%, 09/01/46	750	723,135
City of Baltimore Maryland, Refunding TA(b)
Series A, Senior Lien, 3.50%, 06/01/39	650	586,953
Series A, Senior Lien, 3.63%, 06/01/46	1,095	932,117
City of Baltimore Maryland, TA(b)
Series B, 3.70%, 06/01/39	200	176,901
Series B, 3.88%, 06/01/46	300	265,521
County of Prince George’s Maryland, TA, 5.25%, 07/01/48(b)	300	304,898
Howard County Housing Commission, RB, M/F Housing, Series A, 5.00%, 06/01/44	550	550,307
Maryland Economic Development Corp., RB
5.00%, 07/01/56	390	400,220
Class B, AMT, Sustainability Bonds, 5.25%, 06/30/55	2,920	3,048,844
Maryland Economic Development Corp., Refunding RB, 5.00%, 07/01/37	500	499,242
Maryland Health & Higher Educational Facilities Authority, RB, Series C, 5.00%, 05/15/45	2,875	2,943,320
Maryland Health & Higher Educational Facilities Authority, Refunding RB
5.00%, 07/01/40	1,000	1,004,892
4.00%, 07/01/41	500	500,280
4.13%, 07/01/47	500	491,114
		13,609,690
Massachusetts — 2.6%
Massachusetts Bay Transportation Authority Sales Tax Revenue, Refunding RB, Series A, 5.25%, 07/01/29	730	813,872
Massachusetts Development Finance Agency, RB
5.00%, 10/01/46	500	501,965
5.00%, 10/01/48	200	199,817
Series A, 5.25%, 01/01/42	500	507,098
Security	Par (000)	Value
Massachusetts (continued)
Massachusetts Development Finance Agency, RB (continued)
Series A, (AMBAC), 5.75%, 01/01/42	$650	$ 788,183
Series A, 5.00%, 01/01/47	4,945	4,984,503
Massachusetts Development Finance Agency, Refunding RB
4.00%, 07/01/39	2,545	2,462,680
5.00%, 04/15/40	1,000	1,000,954
4.13%, 10/01/42(b)	550	503,781
5.00%, 07/01/47	7,685	7,784,541
Series E, 4.00%, 07/01/38	500	500,090
Series P, 5.45%, 05/15/59	1,500	1,665,364
Massachusetts Health & Educational Facilities Authority, Refunding RB, Series M, 5.50%, 02/15/27	1,000	1,064,759
Massachusetts Housing Finance Agency, Refunding RB
Series A, AMT, 4.45%, 12/01/42	910	899,446
Series A, AMT, 4.50%, 12/01/47	245	244,687
Massachusetts State College Building Authority, Refunding RB, Series B, (AGC SAP), 5.50%, 05/01/39	825	1,000,778
		24,922,518
Michigan — 4.0%
City of Lansing Michigan, Refunding GO, Series B, (AGM), 4.13%, 06/01/48	5,035	4,900,875
Eastern Michigan University, RB, Series A, 4.00%, 03/01/28(f)	60	62,401
Lansing Board of Water & Light, RB, Series A, 5.00%, 07/01/51	3,740	3,974,651
Michigan Finance Authority, RB
4.00%, 02/15/50	5,000	4,685,800
4.00%, 02/15/44	1,695	1,648,370
Series A, 4.00%, 11/15/50	5,680	5,307,602
Sustainability Bonds, 5.50%, 02/28/57	505	556,637
Michigan State Building Authority, Refunding RB
Series II, 4.00%, 10/15/47	1,965	1,927,940
Series II, 5.25%, 04/15/59	1,330	1,463,749
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 4.05%, 10/01/48	1,855	1,732,480
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	6,310	6,426,698
State of Michigan Trunk Line Revenue, RB
4.00%, 11/15/46	2,485	2,440,254
5.00%, 11/15/46	2,665	2,936,339
		38,063,796
Minnesota — 0.6%
Minnesota Agricultural & Economic Development Board, RB, 5.25%, 01/01/54	4,050	4,403,573
Minnesota Higher Education Facilities Authority, RB, Series A, Sustainability Bonds, 5.00%, 10/01/47	1,615	1,702,237
		6,105,810
Missouri — 0.9%
Health & Educational Facilities Authority of the State of Missouri, RB, 4.00%, 06/01/53	5,660	5,449,568
Kansas City Industrial Development Authority, ARB
Class B, AMT, 5.00%, 03/01/46	530	541,207
Series B, AMT, 5.00%, 03/01/39	2,505	2,613,286
		8,604,061
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Nebraska — 1.4%
Central Plains Energy Project, Refunding RB, Series A, 5.00%, 09/01/37	$4,260	$ 4,621,377
Omaha Public Power District, RB, Series A, 5.25%, 02/01/48	7,985	8,863,222
		13,484,599
Nevada — 1.2%
County of Clark Nevada, RB, Subordinate, (AGM), 4.00%, 07/01/40	7,285	7,400,478
Las Vegas Convention & Visitors Authority, RB, Series B, 4.00%, 07/01/49	1,000	947,117
Las Vegas Valley Water District, GOL, Series A, 4.00%, 06/01/51	2,910	2,811,175
State of Nevada Department of Business & Industry, RB, Series A4, AMT, 01/01/50(a)(e)	100	99,989
		11,258,759
New Hampshire — 0.1%
New Hampshire Business Finance Authority, RB, M/F Housing, Series 2, Sustainability Bonds, 4.25%, 07/20/41	1,390	1,366,854
New Jersey — 7.5%
Camden County Improvement Authority, RB, Sustainability Bonds, 6.00%, 06/15/62	655	701,237
City of Newark New Jersey, GOL, (SAW), 4.50%, 03/15/36	3,555	3,600,980
Hudson County Improvement Authority, RB, 5.00%, 05/01/46	1,930	1,957,243
New Jersey Economic Development Authority, RB
Series WW, 5.00%, 06/15/25(f)	485	493,537
Series WW, 5.25%, 06/15/25(f)	1,125	1,147,218
AMT, (AGM), 5.00%, 01/01/31	900	900,789
AMT, 5.13%, 01/01/34	1,620	1,621,421
AMT, 5.38%, 01/01/43	2,115	2,115,390
New Jersey Economic Development Authority, Refunding RB, Series BBB, 5.50%, 12/15/26(f)	5,360	5,691,744
New Jersey Higher Education Student Assistance Authority, RB, Series C, AMT, Subordinate, 4.25%, 12/01/50	2,135	1,963,310
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series B, AMT, 4.00%, 12/01/41	2,815	2,771,104
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series K, Sustainability Bonds, 4.55%, 10/01/44	1,160	1,174,933
New Jersey Transportation Trust Fund Authority, RB
Series A, (NPFGC), 5.75%, 06/15/25	2,000	2,045,147
Series A, 0.00%, 12/15/29(d)	7,530	6,219,067
Series AA, 5.00%, 06/15/38	4,325	4,330,827
Series AA, 4.00%, 06/15/40	1,060	1,066,256
Series AA, 5.00%, 06/15/45	2,710	2,871,487
Series BB, 5.00%, 06/15/46	6,200	6,714,625
Series BB, 4.00%, 06/15/50	4,900	4,673,144
Series D, 5.00%, 06/15/32	1,610	1,621,400
Series S, 4.13%, 06/15/39	1,210	1,223,613
New Jersey Transportation Trust Fund Authority, Refunding RB
Series A, 5.00%, 12/15/36	180	191,159
Series A, 5.00%, 06/15/37	1,940	2,184,347
Series A, 5.25%, 06/15/42	775	867,022
Security	Par (000)	Value
New Jersey (continued)
New Jersey Turnpike Authority, RB, Series A, 4.00%, 01/01/48	$1,640	$ 1,620,873
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	3,220	3,385,501
Sub-Series B, 5.00%, 06/01/46	7,810	7,845,615
		70,998,989
New Mexico — 0.0%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/44	415	400,896
New York — 14.4%
City of New York, GO
Series A-1, 5.00%, 08/01/47	930	997,572
Series B, 5.25%, 10/01/41	1,955	2,195,727
Metropolitan Transportation Authority, RB, Series D-2, Sustainability Bonds, 4.00%, 11/15/48	4,090	4,021,990
Metropolitan Transportation Authority, Refunding RB
Series B, 5.00%, 11/15/29	540	560,062
Series C-1, 5.00%, 11/15/56	6,550	6,651,210
Sub-Series B-1, Sustainability Bonds, 5.00%, 11/15/51	3,420	3,533,191
New York City Housing Development Corp., RB, M/F Housing, Series A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.70%, 08/01/54	3,460	3,478,321
New York City Municipal Water Finance Authority, RB
Series AA-1, 5.25%, 06/15/52	5,600	6,133,741
Series GG, 5.00%, 06/15/50	1,680	1,784,055
Sub-Series CC-1, 5.25%, 06/15/54	995	1,105,265
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series F-1, Subordinate, 5.00%, 02/01/43	7,695	8,454,604
New York City Transitional Finance Authority, RB, Series B, Subordinate, 5.00%, 05/01/48	8,085	8,792,563
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(b)	1,100	1,100,247
New York Liberty Development Corp., Refunding RB
Class 1, 5.00%, 11/15/44(b)	2,630	2,629,929
Series A, Sustainability Bonds, (BAM-TCRS), 3.00%, 11/15/51	7,485	5,784,355
Series A, Sustainability Bonds, 3.00%, 11/15/51	2,185	1,670,722
New York Power Authority, Refunding RB
Series A, Sustainability Bonds, 4.00%, 11/15/55	2,185	2,106,948
Series A, Sustainability Bonds, 4.00%, 11/15/60	1,570	1,515,132
New York State Dormitory Authority, Refunding RB, Series A, 4.00%, 03/15/54	2,710	2,602,780
New York State Thruway Authority, RB, Series N, 4.00%, 01/01/46	2,630	2,639,598
New York State Urban Development Corp., RB, Series A, 5.00%, 03/15/46	6,000	6,613,066
New York Transportation Development Corp., ARB
AMT, 5.00%, 12/01/36	1,650	1,772,040
AMT, 5.63%, 04/01/40	1,700	1,846,028
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	3,460	3,634,460
AMT, Sustainability Bonds, (AGM), 5.50%, 06/30/44	3,295	3,574,470
AMT, Sustainability Bonds, (AGM), 5.25%, 06/30/60	6,855	7,204,517
AMT, Sustainability Bonds, 5.50%, 06/30/60	9,680	10,282,906
Port Authority of New York & New Jersey, ARB, AMT, 5.00%, 11/01/49	5,600	5,775,766

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
New York (continued)
Port Authority of New York & New Jersey, Refunding ARB, Series 197, AMT, 5.00%, 11/15/35	$905	$ 922,676
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB
Series A, 4.13%, 05/15/53	11,585	11,467,360
Series A, 4.50%, 05/15/63	3,500	3,517,442
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 5.00%, 05/15/47	6,120	6,615,155
Series C, 5.00%, 05/15/47	5,000	5,404,536
		136,388,434
North Carolina — 1.8%
City of Charlotte North Carolina Airport Revenue, Refunding ARB, Series B, AMT, 4.50%, 07/01/47	6,000	6,045,134
North Carolina Housing Finance Agency, RB, S/F Housing
Series 54-A, (FHLMC, FNMA, GNMA), 4.70%, 07/01/50	1,955	1,965,528
Series 52-A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 5.00%, 07/01/46	1,615	1,696,075
University of North Carolina at Chapel Hill, RB, 5.00%, 02/01/49	6,510	7,282,512
		16,989,249
North Dakota — 0.4%
North Dakota Housing Finance Agency, RB, S/F Housing, Series C, Sustainability Bonds, 4.75%, 07/01/49	3,680	3,709,452
Ohio — 2.2%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	7,670	7,097,185
County of Franklin Ohio, RB, 5.00%, 11/01/48	1,650	1,839,047
Ohio Housing Finance Agency, RB, S/F Housing
Series A, (FHLMC, FNMA, GNMA), 4.00%, 09/01/48	350	335,750
Series B, Sustainability Bonds, (FHLMC, FNMA, GNMA), 09/01/49(e)	4,575	4,594,334
Ohio Turnpike & Infrastructure Commission, RB, CAB, Series A-2, Junior Lien, 0.00%, 02/15/37(d)	10,040	6,261,441
State of Ohio, Refunding RB, Series A, 4.00%, 01/15/50	1,055	984,544
		21,112,301
Oklahoma — 0.7%
Oklahoma Development Finance Authority, RB, Series B, 5.50%, 08/15/52	560	575,606
Oklahoma Water Resources Board, RB, 4.00%, 04/01/48	1,280	1,272,662
Tulsa County Industrial Authority, Refunding RB, 5.25%, 11/15/37	450	452,791
University of Oklahoma, RB, Series A, (BAM), 5.00%, 07/01/54	3,560	3,836,645
		6,137,704
Oregon — 0.1%
Clackamas County School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(d)	2,355	1,274,733
Pennsylvania — 9.6%
Allegheny County Airport Authority, ARB, Series A, AMT, 5.00%, 01/01/51	3,600	3,718,633
Security	Par (000)	Value
Pennsylvania (continued)
Allegheny County Hospital Development Authority, Refunding RB, Series A, 5.00%, 04/01/47	$5,470	$ 5,564,425
Bucks County Industrial Development Authority, RB, 4.00%, 07/01/46	425	346,315
Montgomery County Higher Education and Health Authority, Refunding RB, Series B, 5.00%, 05/01/52	3,655	3,806,354
Pennsylvania Economic Development Financing Authority, RB
5.00%, 12/31/38	8,670	8,855,448
5.00%, 06/30/42	6,910	6,963,159
AMT, 5.50%, 06/30/41	3,290	3,603,559
AMT, 5.75%, 06/30/48	2,855	3,087,169
AMT, 5.25%, 06/30/53	4,695	4,847,386
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	1,000	1,001,239
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/44	1,000	989,497
Pennsylvania Higher Educational Facilities Authority, Refunding RB
Series A, 5.00%, 09/01/45	6,850	6,864,335
Series A, 5.25%, 09/01/50	5,050	5,060,048
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 145A, Sustainability Bonds, 4.75%, 10/01/49	7,985	8,060,644
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing, Series 142-A, Sustainability Bonds, 5.00%, 10/01/50	1,500	1,542,206
Pennsylvania Turnpike Commission, RB
Series A, 5.00%, 12/01/38	1,480	1,489,545
Series A-1, 5.00%, 12/01/41	1,325	1,347,629
Series A-1, 5.00%, 12/01/47	3,380	3,483,763
Series A, Subordinate, 5.00%, 12/01/44	4,700	4,943,148
Series B, Subordinate, 4.00%, 12/01/51	665	636,616
Pennsylvania Turnpike Commission, Refunding RB, Series A-1, 5.25%, 12/01/45	3,930	3,986,119
School District of Philadelphia, GOL
Series A, (SAW), 5.50%, 09/01/48	8,015	8,824,144
Series B, Sustainability Bonds, (SAW), 5.00%, 09/01/48	2,070	2,175,536
		91,196,917
Puerto Rico — 5.0%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	4,709	4,669,569
Series A-1, Restructured, 5.00%, 07/01/58	14,012	14,058,523
Series A-2, Restructured, 4.54%, 07/01/53	500	478,969
Series A-2, Restructured, 4.78%, 07/01/58	1,528	1,506,080
Series A-2, Restructured, 4.33%, 07/01/40	19,246	19,064,952
Series B-1, Restructured, 4.75%, 07/01/53	962	953,520
Series B-2, Restructured, 4.78%, 07/01/58	1,335	1,320,126
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	16,341	5,426,448
		47,478,187
South Carolina — 5.4%
County of Berkeley South Carolina, SAB
4.25%, 11/01/40	485	457,394
4.38%, 11/01/49	715	644,013
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
South Carolina (continued)
Patriots Energy Group Financing Agency, RB, Series A1, 5.25%, 10/01/54(a)	$6,040	$ 6,502,684
South Carolina Jobs-Economic Development Authority, RB
5.00%, 11/01/43	3,090	3,185,115
5.00%, 01/01/55(b)	2,290	2,044,600
7.50%, 08/15/62(b)	1,455	1,435,278
Series A, 5.50%, 11/01/50	4,435	4,982,503
Series A, 5.50%, 11/01/54	1,395	1,558,666
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 4.25%, 05/01/48	1,615	1,578,014
South Carolina Ports Authority, ARB, Series B, AMT, 4.00%, 07/01/49	2,690	2,452,644
South Carolina Public Service Authority, RB
Series A, 5.50%, 12/01/54	17,580	17,785,962
Series A, 4.00%, 12/01/55	1,950	1,776,912
Series E, 5.50%, 12/01/53	1,730	1,738,669
South Carolina Public Service Authority, Refunding RB, 5.00%, 12/01/38	4,930	4,949,178
South Carolina State Housing Finance & Development Authority, Refunding RB, S/F Housing, Series A, 4.95%, 07/01/53	275	292,429
		51,384,061
Tennessee — 3.6%
Knox County Health Educational & Housing Facility Board, RB, Series A-1, (BAM), 5.50%, 07/01/59	615	665,633
Memphis-Shelby County Airport Authority, ARB, Series A, AMT, 5.00%, 07/01/49	3,655	3,749,165
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, 5.25%, 05/01/48	745	808,205
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, 5.25%, 10/01/58	3,070	3,117,173
Metropolitan Nashville Airport Authority, ARB, Series B, AMT, 5.00%, 07/01/52	3,795	3,966,314
Tennergy Corp., RB, Series A, 5.50%, 10/01/53(a)	3,805	4,110,646
Tennessee Energy Acquisition Corp., RB, Series A, 5.00%, 05/01/52(a)	15,950	16,919,725
Tennessee Housing Development Agency, RB, S/F Housing
Series 2-A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.45%, 07/01/44	235	235,305
Series 2-A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.60%, 07/01/49	290	290,391
		33,862,557
Texas — 13.0%
Arlington Higher Education Finance Corp., RB(b)
7.50%, 04/01/62	1,545	1,585,696
7.88%, 11/01/62	1,335	1,399,234
Board of Regents of the University of Texas System, Refunding RB, Series B, 5.00%, 08/15/49	4,305	5,109,225
Celina Independent School District, GO, (PSF-GTD), 5.00%, 02/15/47	4,530	4,889,814
Central Texas Turnpike System, RB
Series C, 5.00%, 08/15/37	3,290	3,304,741
Series C, 5.00%, 08/15/42	2,325	2,335,417
City of Austin Texas Airport System Revenue, ARB
AMT, 5.00%, 11/15/44	1,000	1,000,529
AMT, 5.25%, 11/15/47	3,300	3,523,145
Security	Par (000)	Value
Texas (continued)
City of Corpus Christi Texas Utility System Revenue, Refunding RB, 4.00%, 07/15/48	$1,790	$ 1,755,347
City of El Paso Texas Water & Sewer Revenue, Refunding RB, 5.25%, 03/01/49	2,495	2,760,413
City of Galveston Texas Wharves & Terminal Revenue, ARB(e)
Series A, AMT, 1st Lien, 08/01/43	395	429,398
Series A, AMT, 1st Lien, 08/01/44	395	428,344
City of Garland Texas Electric Utility System Revenue, Refunding RB, (AGM), 4.25%, 03/01/48	370	371,936
City of Houston Texas Airport System Revenue, ARB, Series A, AMT, 6.63%, 07/15/38	1,330	1,332,310
City of Houston Texas Airport System Revenue, Refunding ARB
AMT, 5.00%, 07/15/27	765	786,649
Series A, AMT, 1st Lien, Subordinate, (AGM), 5.25%, 07/01/48	5,205	5,589,784
City of Houston Texas Airport System Revenue, Refunding RB
Series A, AMT, 5.00%, 07/01/27	740	760,708
Sub-Series A, AMT, 4.00%, 07/01/46	2,780	2,567,069
Sub-Series A, AMT, 4.00%, 07/01/48	11,670	10,758,702
County of Harris Texas Toll Road Revenue, Refunding RB
1st Lien, 4.00%, 08/15/45	1,575	1,567,862
Series A, 1st Lien, 4.00%, 08/15/49	5,000	4,805,780
Dallas Fort Worth International Airport, Refunding RB, Series B, 4.00%, 11/01/45	6,595	6,403,305
Denton Independent School District, GO, (PSF-GTD), 5.00%, 08/15/48	6,570	7,093,068
Dickinson Independent School District, GO, (PSF- GTD), 4.13%, 02/15/48	1,285	1,285,892
Fort Bend Independent School District, Refunding GO, Series A, (PSF-GTD), 4.00%, 08/15/49	1,415	1,366,325
Harris County Cultural Education Facilities Finance Corp., Refunding RB, 4.00%, 10/01/47	6,820	6,638,881
Harris County Flood Control District, Refunding GOL, Series A, Sustainability Bonds, 4.00%, 09/15/48	1,775	1,725,861
Hutto Independent School District, GO, (PSF-GTD), 5.00%, 08/01/48	205	222,141
Klein Independent School District, GO, (PSF-GTD), 4.00%, 08/01/46	4,020	3,926,066
Leander Independent School District, Refunding GO, CAB, Series D, (PSF-GTD), 0.00%, 08/15/24(d)(f)	8,085	4,145,414
Midland County Fresh Water Supply District No. 1, RB, CAB, Series A, 0.00%, 09/15/27(d)(f)	5,000	2,927,305
New Caney Independent School District, GO, (PSF- GTD), 4.00%, 02/15/49	3,370	3,293,808
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(b)	1,210	1,192,656
North Texas Tollway Authority, Refunding RB
4.25%, 01/01/49	3,175	3,133,927
Series B, Refunding RB, 5.00%, 01/01/48	2,290	2,331,942
Port Authority of Houston of Harris County Texas, ARB, 1st Lien, 5.00%, 10/01/53	1,840	1,982,738
Spring Branch Independent School District, GO, (PSF- GTD), 4.00%, 02/01/48	1,705	1,664,449
Tarrant County Cultural Education Facilities Finance Corp., RB, Series A, 4.00%, 07/01/53	1,895	1,745,865
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 10/01/49(e)	410	428,201

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Texas (continued)
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	$690	$ 631,080
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB, 5.00%, 12/15/32	5,395	5,796,461
Texas State University System, Refunding RB, 4.00%, 03/15/49	4,455	4,343,641
Texas Transportation Commission State Highway 249 System, RB, CAB(d)
0.00%, 08/01/35	310	194,024
0.00%, 08/01/36	170	101,253
0.00%, 08/01/37	225	126,957
0.00%, 08/01/38	810	433,067
0.00%, 08/01/41	1,950	879,015
0.00%, 08/01/44	695	265,695
0.00%, 08/01/45	1,775	644,132
Waxahachie Independent School District, GO, (PSF- GTD), 4.00%, 02/15/49	1,580	1,527,901
		123,513,173
Utah — 2.6%
Black Desert Public Infrastructure District, SAB, 5.63%, 12/01/53(b)	530	547,670
City of Salt Lake City Utah Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/47	11,685	11,846,285
Series A, AMT, 5.25%, 07/01/48	865	925,826
Series A, AMT, 5.00%, 07/01/51	5,330	5,535,291
Series A, AMT, 5.25%, 07/01/53	1,890	2,012,336
Utah Charter School Finance Authority, Refunding RB, 5.00%, 06/15/55(b)	935	900,449
Utah Housing Corp., RB, S/F Housing, Series E, (FHLMC, FNMA, GNMA), 4.70%, 01/01/50	2,475	2,488,976
		24,256,833
Virginia — 0.5%
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	4,920	4,816,555
Washington — 0.3%
Port of Seattle Washington, ARB, Series C, AMT, Intermediate Lien, 5.00%, 05/01/42	2,655	2,704,271
Wisconsin — 0.4%
Public Finance Authority, RB
5.00%, 10/15/41(b)	570	539,212
5.00%, 10/15/56(b)	225	197,856
Class A, 6.00%, 06/15/52	505	476,152
Class A, 6.13%, 06/15/57	570	520,535
Series A, 5.00%, 07/01/40(b)	450	444,983
Series A-1, 4.50%, 01/01/35(b)	575	574,401
Public Finance Authority, Refunding RB, 5.00%, 09/01/49(b)	825	714,273
Wisconsin Housing & Economic Development Authority Housing Revenue, RB, M/F Housing, Series A, 4.15%, 11/01/48	355	335,586
		3,802,998
Total Municipal Bonds — 137.7% (Cost: $1,254,559,615)		1,306,280,530
Security	Par (000)	Value
Municipal Bonds Transferred to Tender Option Bond Trusts(h)
Alabama — 1.1%
Black Belt Energy Gas District, RB, Series C-1, 5.25%, 02/01/53(a)	$9,340	$ 9,936,967
District of Columbia — 0.3%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, 4.10%, 09/01/39	3,052	3,065,802
Florida — 1.6%
City of Tampa Florida Water & Wastewater System Revenue, RB, Series A, Sustainability Bonds, 5.25%, 10/01/57	7,850	8,583,290
County of Seminole Florida Sales Tax Revenue, Refunding RB, Series B, (NPFGC), 5.25%, 10/01/31	6,300	7,000,380
		15,583,670
Georgia — 1.1%
Main Street Natural Gas, Inc., Refunding RB, Series E-1, 5.00%, 12/01/53(a)	10,154	10,856,751
Idaho — 0.8%
Idaho Housing & Finance Association, RB, Series A, 5.25%, 08/15/48(i)	6,820	7,563,256
Illinois — 0.8%
Illinois Finance Authority, Refunding RB, Series A, 5.00%, 08/15/51	7,123	7,548,698
Massachusetts — 1.0%
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/51	9,084	9,469,948
Michigan — 0.3%
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 4.05%, 10/01/48	2,748	2,619,993
New York — 3.3%
New York City Housing Development Corp., Refunding RB, Series A, Sustainability Bonds, 4.15%, 11/01/38	5,885	5,886,326
New York State Dormitory Authority, Refunding RB, Series A, 4.00%, 03/15/47	6,600	6,514,085
Port Authority of New York & New Jersey, Refunding ARB, 5.25%, 10/15/57	5,090	5,239,681
Triborough Bridge & Tunnel Authority, RB, Series A, 5.00%, 11/15/51	7,270	7,737,896
Triborough Bridge & Tunnel Authority, Refunding RB, Series C, 4.13%, 05/15/52	5,520	5,492,070
		30,870,058
Oregon — 0.9%
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 29, AMT, 5.50%, 07/01/48	7,450	8,154,217
Texas — 1.7%
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.50%, 02/01/50	5,890	6,605,078
Tarrant County Cultural Education Facilities Finance Corp., RB, 5.00%, 11/15/51	9,243	9,818,780
		16,423,858
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Virginia — 1.2%
Hampton Roads Transportation Accountability Commission, RB, Series A, 4.00%, 07/01/57	$11,880	$ 11,435,675
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 14.1% (Cost: $127,776,544)		133,528,893
Total Long-Term Investments — 151.8% (Cost: $1,382,336,159)		1,439,809,423

	Shares
Short-Term Securities
	Money Market Funds — 1.9%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 3.47%(j)(k)	17,751,537	17,753,312
	Total Short-Term Securities — 1.9% (Cost: $17,752,770)	17,753,312
	Total Investments — 153.7% (Cost: $1,400,088,929)	1,457,562,735
	Other Assets Less Liabilities — 0.5%	4,427,563
	Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (6.8)%	(64,206,431)
	VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (47.4)%	(449,374,669)
	Net Assets Applicable to Common Shares — 100.0%	$ 948,409,198

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(d)	Zero-coupon bond.
(e)	When-issued security.
(f)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(g)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(h)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)
All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on August 15, 2031, is $3,593,998. See Note 4 of the Notes to
Financial Statements for details.

(j)	Affiliate of the Fund.
(k)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/24	Shares Held at 07/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 16,360,404	$ 1,386,547 (a)	$ —	$ 5,819	$ 542	$ 17,753,312	17,751,537	$ 1,121,781	$ —

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	143	09/19/24	$ 16,045	$ (453,089)

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniYield Quality Fund, Inc. (MQY)

Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts (continued)
U.S. Long Bond	114	09/19/24	$ 13,833	$ (448,311)
5-Year U.S. Treasury Note	105	09/30/24	11,362	(246,364)
				$ (1,147,764)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation on futures contracts(a)	$ —	$ —	$ —	$ —	$ 1,147,764	$ —	$ 1,147,764

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets
and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ —	$ —	$ —	$ —	$ (2,150,023)	$ —	$ (2,150,023)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ —	$ —	$ —	$ —	$ (1,015,505)	$ —	$ (1,015,505)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — short	$28,578,795
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 1,306,280,530	$ —	$ 1,306,280,530
Municipal Bonds Transferred to Tender Option Bond Trusts	—	133,528,893	—	133,528,893
Short-Term Securities
Money Market Funds	17,753,312	—	—	17,753,312
	$17,753,312	$1,439,809,423	$—	$1,457,562,735
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniYield Quality Fund, Inc. (MQY)

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$ (1,147,764)	$ —	$ —	$ (1,147,764)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(63,654,530)	$—	$(63,654,530)
VRDP Shares at Liquidation Value	—	(450,300,000)	—	(450,300,000)
	$—	$(513,954,530)	$—	$(513,954,530)
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Schedule of Investments
July 31, 2024
BlackRock MuniYield Quality Fund III, Inc. (MYI)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
Alabama — 4.4%
County of Jefferson Alabama Sewer Revenue, Refunding RB, 5.50%, 10/01/53	$6,955	$ 7,587,617
Energy Southeast A Cooperative District, RB(a)
Series B, 5.25%, 07/01/54	6,575	7,107,678
Series B-1, 5.75%, 04/01/54	3,960	4,405,591
Huntsville Public Building Authority, RB, 5.00%, 02/01/47	7,000	7,579,039
Southeast Energy Authority A Cooperative District, RB, Series B, 5.00%, 01/01/54(a)	9,000	9,544,234
		36,224,159
Arizona — 1.2%
Arizona Industrial Development Authority, RB(b)
4.38%, 07/01/39	810	753,661
5.00%, 07/01/54	945	878,680
Series A, 5.00%, 07/01/49	1,675	1,606,272
Series A, 5.00%, 07/01/54	1,290	1,227,455
Industrial Development Authority of the County of Pima, Refunding RB, 5.00%, 06/15/52(b)	1,620	1,562,769
Maricopa County Industrial Development Authority, Refunding RB
5.00%, 07/01/54(b)	855	838,862
Series A, 5.00%, 09/01/42	435	454,331
Sierra Vista Industrial Development Authority, RB, 5.75%, 06/15/53(b)	2,500	2,563,161
		9,885,191
Arkansas — 0.7%
Arkansas Development Finance Authority, RB
AMT, 4.50%, 09/01/49(b)	4,100	4,050,669
AMT, Sustainability Bonds, 5.70%, 05/01/53	1,430	1,512,369
		5,563,038
California — 9.7%
California Community Choice Financing Authority, RB(a)
Sustainability Bonds, 5.00%, 07/01/53	2,900	3,076,577
Sustainability Bonds, 5.50%, 10/01/54	5,000	5,514,162
California Enterprise Development Authority, RB, 8.00%, 11/15/62(b)	1,250	1,295,040
California Infrastructure & Economic Development Bank, RB, Series A-4, AMT, 01/01/50(a)(b)(c)	1,095	1,110,058
City of Los Angeles Department of Airports, Refunding ARB, AMT, 5.50%, 05/15/47	1,800	1,972,491
CSCDA Community Improvement Authority, RB, M/F Housing, Sustainability Bonds, 5.00%, 09/01/37(b)	285	289,416
Grossmont Union High School District, GO, Election 2004, 0.00%, 08/01/31(d)	5,110	4,121,909
Long Beach Unified School District, GO, Series B, Election 2008, 0.00%, 08/01/34(d)	5,000	3,622,327
Mount San Antonio Community College District, Refunding GO, CAB, Series A, Convertible, Election 2013, 6.25%, 08/01/28(e)	3,975	3,973,827
Norwalk-La Mirada Unified School District, Refunding GO, Series E, Election 2002, (AGC), 0.00%, 08/01/38(d)	7,620	4,595,432
Poway Unified School District, Refunding GO(d)
0.00%, 08/01/35	7,820	5,301,245
0.00%, 08/01/36	10,000	6,593,278
Rio Hondo Community College District, GO(d)
Series C, Election 2004, 0.00%, 08/01/37	8,000	5,154,007
Series C, Election 2004, 0.00%, 08/01/38	12,940	7,955,301
Security	Par (000)	Value
California (continued)
San Diego Unified School District, Refunding GO, CAB, Series R-1, 0.00%, 07/01/31(d)	$3,485	$ 2,729,293
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB, Series A, AMT, 5.00%, 05/01/44	14,215	14,621,428
State of California, GO, Series 2007-2, (NPFGC-IBC), 5.50%, 04/01/30	10	10,018
Val Verde Unified School District, GO, Series G, Election 2012, (AGM), 4.00%, 08/01/48	4,980	4,996,811
Walnut Valley Unified School District, GO, Series B, Election 2007, 0.00%, 08/01/36(d)	6,545	3,966,172
		80,898,792
Colorado — 2.4%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series D, AMT, 5.75%, 11/15/37	5,000	5,716,086
City of Colorado Springs Colorado Utilities System Revenue, RB, Series B, 4.00%, 11/15/46	6,820	6,836,847
Colorado Health Facilities Authority, RB
5.00%, 11/01/42	2,500	2,712,556
5.25%, 11/01/52	2,750	2,965,851
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40	1,605	1,635,908
		19,867,248
Connecticut — 0.4%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing, Series D, Sustainability Bonds, 6.25%, 05/15/54	2,730	2,983,027
District of Columbia — 1.6%
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB
Series A, AMT, 5.00%, 10/01/43	9,800	10,072,752
Series A, AMT, 5.25%, 10/01/48	1,400	1,505,318
Washington Metropolitan Area Transit Authority Dedicated Revenue, RB, Series A, Sustainability Bonds, 4.13%, 07/15/47	1,890	1,883,342
		13,461,412
Florida — 11.1%
Broward County Florida Water & Sewer Utility Revenue, RB, Series A, 4.00%, 10/01/47	5,000	4,948,525
Capital Trust Agency, Inc., RB(b)
5.00%, 01/01/55	1,640	1,578,620
Series A, 5.00%, 06/01/55	1,475	1,311,721
Series A, 5.50%, 06/01/57	500	478,918
City of Fort Lauderdale Florida Water & Sewer Revenue, RB, Series B, 5.50%, 09/01/48	4,315	4,932,701
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/47	3,930	4,072,255
City of Lakeland Florida Department of Electric Utilities, Refunding RB, 4.25%, 10/01/48	5,000	5,096,829
City of South Miami Health Facilities Authority, Inc., Refunding RB, 5.00%, 08/15/47	3,655	3,723,378
City of Tampa Florida, RB, CAB(d)
Series A, 0.00%, 09/01/40	3,290	1,628,692
Series A, 0.00%, 09/01/42	1,150	506,305
Series A, 0.00%, 09/01/45	2,000	741,711
County of Miami-Dade Florida Aviation Revenue, Refunding RB
AMT, 5.00%, 10/01/34	530	531,866
Series B, AMT, 5.00%, 10/01/40	2,865	2,924,403
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniYield Quality Fund III, Inc. (MYI)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Florida (continued)
County of Miami-Dade Florida Transit System, RB, 5.00%, 07/01/48	$1,750	$ 1,868,088
County of Miami-Dade Florida Water & Sewer System Revenue, Refunding RB, Series A, 4.00%, 10/01/44	8,500	8,331,973
County of Miami-Dade Seaport Department, Refunding RB, Series B-2, AMT, Subordinate, 4.00%, 10/01/50	3,500	3,163,480
County of Pasco Florida, RB
(AGM), 5.00%, 09/01/48	7,790	8,344,702
(AGM), 5.75%, 09/01/54	1,400	1,568,168
East Central Regional Wastewater Treatment Facilities Operation Board, Refunding RB, 5.00%, 10/01/44	13,925	14,296,192
Florida Development Finance Corp., RB(b)
6.50%, 06/30/57	717	506,651
AMT, 5.00%, 05/01/29	1,500	1,524,070
Florida Development Finance Corp., Refunding RB, 5.00%, 09/15/50(b)	820	784,748
Greater Orlando Aviation Authority, ARB
Series A, AMT, 5.00%, 10/01/34	5,060	5,336,987
Series A, AMT, 5.00%, 10/01/49	2,670	2,750,579
Hillsborough County Aviation Authority, ARB, AMT, 5.00%, 10/01/47	2,500	2,606,870
Kindred Community Development District II, SAB, 5.88%, 05/01/54	500	519,882
Lakewood Ranch Stewardship District, SAB, 6.30%, 05/01/54	705	753,792
Palm Beach County School District, COP, Series B, 5.25%, 08/01/40	1,800	2,028,731
Parker Road Community Development District, Refunding SAB, 3.88%, 05/01/40	900	744,791
Seminole Improvement District, RB
5.00%, 10/01/32	230	232,501
5.30%, 10/01/37	260	266,011
Viera Stewardship District, SAB, Series 2023, 5.50%, 05/01/54	790	800,889
Village Community Development District No. 14, SAB, 5.50%, 05/01/53	1,690	1,754,974
Village Community Development District No. 15, SAB, 5.25%, 05/01/54(b)	730	756,853
Westside Community Development District, Refunding SAB(b)
4.10%, 05/01/37	640	593,839
4.13%, 05/01/38	630	582,748
		92,593,443
Georgia — 1.8%
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(b)	630	622,034
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/43	1,105	1,141,459
Series A, 5.00%, 06/01/53(a)	4,195	4,442,947
Series B, 5.00%, 07/01/53(a)	2,915	3,101,163
Series C, 5.00%, 09/01/53(a)	2,445	2,605,402
Main Street Natural Gas, Inc., Refunding RB, Series E-1, 5.00%, 12/01/53(a)	3,000	3,207,623
		15,120,628
Hawaii — 0.7%
State of Hawaii Airports System Revenue, COP
AMT, 5.00%, 08/01/27	2,000	2,000,886
Security	Par (000)	Value
Hawaii (continued)
State of Hawaii Airports System Revenue, COP (continued)
AMT, 5.00%, 08/01/28	$1,775	$ 1,775,770
State of Hawaii Department of Budget & Finance, Refunding RB, AMT, 4.00%, 03/01/37	2,650	2,243,206
		6,019,862
Illinois — 10.6%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/34	3,955	4,129,950
Series A, 5.00%, 12/01/40	1,270	1,306,795
Series A, 5.00%, 12/01/41	1,000	1,026,017
Series A, 5.00%, 12/01/47	1,115	1,129,189
Chicago Board of Education, Refunding GO, Series B, 5.00%, 12/01/36	1,300	1,351,474
Chicago O’Hare International Airport, ARB
Class A, AMT, Senior Lien, 5.00%, 01/01/48	1,935	2,002,566
Series D, Senior Lien, 5.25%, 01/01/42	8,285	8,558,392
Chicago Transit Authority Sales Tax Receipts Fund, RB, 2nd Lien, (AGM-CR), 5.00%, 12/01/46	4,565	4,682,038
Illinois Finance Authority, Refunding RB
4.00%, 08/15/41	1,750	1,733,984
5.00%, 08/15/44	985	988,515
Illinois Housing Development Authority, RB, S/F Housing, Series N, Sustainability Bonds, (FHLMC, FNMA, GNMA), 6.25%, 04/01/54	2,725	2,971,100
Metropolitan Pier & Exposition Authority, RB(d)
Series A, (NPFGC), 0.00%, 12/15/33	20,000	13,888,475
Series A, (NPFGC), 0.00%, 12/15/34	41,880	27,691,722
Metropolitan Pier & Exposition Authority, Refunding RB, Series B, (AGM), 0.00%, 06/15/44(d)	9,430	3,983,884
State of Illinois, GO
5.25%, 02/01/33	5,860	5,870,096
5.25%, 02/01/34	5,360	5,369,250
Series B, 5.25%, 05/01/43	1,640	1,787,279
		88,470,726
Indiana — 0.4%
Avon Community School Building Corp., RB, 5.50%, 01/15/43	1,500	1,708,071
Indiana Finance Authority, RB, Series A, 1st Lien, Sustainability Bonds, 4.00%, 10/01/51	2,025	1,979,222
		3,687,293
Kentucky — 4.7%
City of Henderson Kentucky, RB, Series A, AMT, 4.70%, 01/01/52(b)	475	475,290
Kentucky Public Energy Authority, Refunding RB(a)
Series A-1, 5.25%, 04/01/54	11,055	12,010,025
Series B, 5.00%, 01/01/55	15,860	17,054,725
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Convertible, 6.60%, 07/01/39(e)	8,225	9,597,444
		39,137,484
Louisiana — 0.5%
Louisiana Public Facilities Authority, RB, 5.25%, 10/01/53	4,010	4,193,336
Maryland — 0.3%
Maryland Health & Higher Educational Facilities Authority, RB, Series B, 4.00%, 04/15/50	2,815	2,726,144
Massachusetts — 3.9%
Commonwealth of Massachusetts, GO, Series C, 5.25%, 10/01/47	10,000	11,080,061

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniYield Quality Fund III, Inc. (MYI)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Massachusetts (continued)
Commonwealth of Massachusetts, GOL, Series A, 5.25%, 01/01/44	$10,000	$ 10,671,875
Massachusetts Development Finance Agency, RB, Series A, 5.00%, 01/01/47	9,720	9,797,648
Massachusetts Housing Finance Agency, Refunding RB, Series A, AMT, 4.45%, 12/01/42	1,080	1,067,474
		32,617,058
Michigan — 6.1%
Lansing Board of Water & Light, RB, Series A, 5.00%, 07/01/51	1,600	1,700,386
Lansing Board of Water & Light, Refunding RB, Series A, 5.00%, 07/01/44	2,335	2,464,584
Michigan Finance Authority, RB, 4.00%, 02/15/47	1,855	1,739,771
Michigan State Building Authority, Refunding RB, Series I, 4.00%, 10/15/46	5,980	5,920,558
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 5.00%, 10/01/48	8,405	8,803,117
Michigan State Housing Development Authority, RB, S/F Housing, Series D, Sustainability Bonds, 5.50%, 06/01/53	4,830	5,078,513
Michigan State University, Refunding RB, Series B, 5.00%, 02/15/48	10,000	10,471,890
Michigan Strategic Fund, RB
AMT, (AGM), 4.25%, 12/31/38	2,000	2,000,469
AMT, 5.00%, 12/31/43	9,940	10,123,831
State of Michigan Trunk Line Revenue, RB, 4.00%, 11/15/46	2,500	2,454,984
		50,758,103
Minnesota — 0.4%
Minnesota Housing Finance Agency, RB, S/F Housing, Series M, Sustainability Bonds, (FHLMC, FNMA, GNMA), 6.00%, 01/01/53	3,160	3,373,913
Nevada — 0.4%
City of Las Vegas Nevada Special Improvement District No. 814, SAB
4.00%, 06/01/39	370	337,373
4.00%, 06/01/44	985	841,071
State of Nevada Department of Business & Industry, RB, Series A4, AMT, 01/01/50(a)(c)	100	99,989
Tahoe-Douglas Visitors Authority, RB, 5.00%, 07/01/51	1,610	1,632,811
		2,911,244
New Jersey — 8.6%
Hudson County Improvement Authority, RB, 5.00%, 05/01/46	2,320	2,352,747
New Jersey Economic Development Authority, RB
Series WW, 5.00%, 06/15/25(f)	3,205	3,261,417
Series WW, 5.25%, 06/15/25(f)	1,470	1,499,033
AMT, 5.13%, 01/01/34	1,930	1,931,693
AMT, 5.38%, 01/01/43	4,920	4,920,907
New Jersey Economic Development Authority, Refunding RB, Series N-1, (NPFGC), 5.50%, 09/01/28	1,685	1,841,658
New Jersey Transportation Trust Fund Authority, RB
Series A, (NPFGC), 5.75%, 06/15/25	4,000	4,090,294
Series AA, 5.00%, 06/15/38	3,990	3,995,376
Series BB, 5.00%, 06/15/46	5,825	6,308,498
Series C, (AGC-ICC AMBAC), 0.00%, 12/15/25(d)	8,550	8,184,157
Series D, 5.00%, 06/15/32	1,825	1,837,923
Security	Par (000)	Value
New Jersey (continued)
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/35(d)	$10,000	$ 6,509,467
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A, 4.25%, 06/15/40	10,945	11,317,124
New Jersey Turnpike Authority, RB, Series B, 5.00%, 01/01/46	5,265	5,742,912
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/46	4,490	4,600,683
Series A, 5.25%, 06/01/46	545	564,206
Sub-Series B, 5.00%, 06/01/46	2,330	2,340,625
		71,298,720
New Mexico — 0.1%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/44	425	410,557
New York — 11.8%
City of New York, GO
Series B, 5.25%, 10/01/42	2,500	2,793,756
Series C, 5.00%, 08/01/43	2,585	2,763,678
Series D-1, 5.25%, 05/01/42	1,155	1,287,050
Metropolitan Transportation Authority, Refunding RB, Series A-1, Sustainability Bonds, 5.25%, 11/15/57	3,050	3,133,819
New York City Municipal Water Finance Authority, RB, Sub-Series CC-1, 5.25%, 06/15/54	1,700	1,888,393
New York City Municipal Water Finance Authority, Refunding RB
Series DD, 4.13%, 06/15/46	3,825	3,870,350
Series DD, 4.13%, 06/15/47	5,035	5,095,052
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series A-1, 5.00%, 08/01/38	2,500	2,653,033
Series E-1, 4.00%, 02/01/42	3,325	3,359,537
Series C-1, Subordinate, 4.00%, 02/01/42	8,000	8,105,523
Series C-1, Subordinate, 4.00%, 02/01/43	8,355	8,374,817
Series F-1, Subordinate, 4.00%, 02/01/38	1,700	1,758,777
New York Liberty Development Corp., Refunding RB
Class 1, 5.00%, 11/15/44(b)	3,055	3,054,917
Series A, Sustainability Bonds, (BAM-TCRS), 3.00%, 11/15/51	7,430	5,741,851
New York State Dormitory Authority, Refunding RB, Series E, 4.00%, 03/15/46	1,825	1,833,616
New York Transportation Development Corp., ARB
AMT, 5.63%, 04/01/40	1,555	1,688,573
Series A, AMT, 5.25%, 01/01/50	2,360	2,359,829
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	3,275	3,440,132
AMT, Sustainability Bonds, (AGM), 5.00%, 06/30/49	2,945	3,081,456
AMT, Sustainability Bonds, 5.50%, 06/30/54	3,950	4,209,317
Port Authority of New York & New Jersey, ARB, AMT, 4.00%, 09/01/43	3,000	2,875,505
Port Authority of New York & New Jersey, Refunding RB, Series 226, AMT, 5.00%, 10/15/39	2,500	2,696,006
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB
Series A, 4.00%, 05/15/48	10,090	9,980,029
Series A, 5.25%, 05/15/52	1,325	1,449,960
Triborough Bridge & Tunnel Authority, Refunding RB, Series A, 5.00%, 05/15/47	10,000	10,809,077
		98,304,053
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniYield Quality Fund III, Inc. (MYI)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
North Dakota — 0.8%
North Dakota Housing Finance Agency, RB, S/F Housing, Series C, Sustainability Bonds, 4.75%, 07/01/49	$6,245	$ 6,294,980
Ohio — 1.3%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	6,970	6,449,463
County of Franklin Ohio, RB, Series A, 5.00%, 12/01/47	4,500	4,619,559
		11,069,022
Oregon — 0.5%
Clackamas County School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(d)	2,800	1,515,606
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 29, AMT, Sustainability Bonds, 5.50%, 07/01/48	2,400	2,626,862
		4,142,468
Pennsylvania — 6.8%
Allegheny County Airport Authority, ARB, Series A, AMT, (AGM), 5.50%, 01/01/48	785	848,654
Bucks County Industrial Development Authority, RB, 4.00%, 07/01/46	405	330,018
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB, Series B, AMT, 5.00%, 07/01/42	6,325	6,441,347
Montgomery County Industrial Development Authority, RB, Series C, 5.00%, 11/15/45	450	464,126
Pennsylvania Economic Development Financing Authority, RB
5.00%, 06/30/42	15,560	15,679,705
AMT, 5.75%, 06/30/48	1,645	1,778,771
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 143A, Sustainability Bonds, 6.25%, 10/01/53	9,575	10,441,881
Pennsylvania Turnpike Commission Oil Franchise Tax Revenue, RB, Series B, 5.00%, 12/01/43	5,000	5,209,435
Pennsylvania Turnpike Commission, RB
Series A, 5.00%, 12/01/38	1,775	1,786,447
Series A-1, 5.00%, 12/01/41	5,550	5,644,786
Pennsylvania Turnpike Commission, Refunding RB
Series A-1, 5.00%, 12/01/40	2,165	2,180,419
Series B, 5.25%, 12/01/44	1,500	1,662,355
Series C, 5.00%, 12/01/46	1,415	1,518,336
Series 2017-3, Subordinate, 5.00%, 12/01/40	2,330	2,403,423
		56,389,703
Puerto Rico — 4.9%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	1,334	1,322,830
Series A-1, Restructured, 5.00%, 07/01/58	3,202	3,212,631
Series A-2, Restructured, 4.78%, 07/01/58	214	210,930
Series A-2, Restructured, 4.33%, 07/01/40	2,372	2,349,687
Series B-1, Restructured, 4.75%, 07/01/53	937	928,740
Series B-1, Restructured, 5.00%, 07/01/58	14,927	15,004,829
Series B-2, Restructured, 4.33%, 07/01/40	12,433	12,269,611
Security	Par (000)	Value
Puerto Rico (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB (continued)
Series B-2, Restructured, 4.78%, 07/01/58	$1,261	$ 1,246,950
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	13,259	4,402,991
		40,949,199
South Carolina — 7.5%
Patriots Energy Group Financing Agency, Refunding RB, Series B-1, 5.25%, 02/01/54(a)	7,215	7,848,480
South Carolina Jobs-Economic Development Authority, RB
5.00%, 11/01/43	5,000	5,153,908
7.50%, 08/15/62(b)	1,290	1,272,514
Series A, 5.50%, 11/01/46	4,185	4,750,587
Series A, 5.50%, 11/01/48	2,995	3,387,679
South Carolina Ports Authority, ARB, AMT, 5.25%, 07/01/25(f)	6,530	6,639,598
South Carolina Public Service Authority, RB
Series A, 4.00%, 12/01/43	3,000	2,906,272
Series A, 5.25%, 12/01/49	6,455	6,999,932
Series A, 5.50%, 12/01/54	11,450	11,490,509
South Carolina Public Service Authority, Refunding RB
5.00%, 12/01/38	5,870	5,892,835
Series B, 5.00%, 12/01/51	5,575	5,831,079
		62,173,393
Tennessee — 0.5%
Metropolitan Nashville Airport Authority, ARB
Series B, AMT, 5.50%, 07/01/41	1,875	2,086,948
Series B, AMT, 5.50%, 07/01/42	2,000	2,212,448
		4,299,396
Texas — 12.8%
Arlington Higher Education Finance Corp., RB(b)
7.50%, 04/01/62	1,420	1,457,404
7.88%, 11/01/62	1,195	1,252,498
City of El Paso Texas Water & Sewer Revenue, Refunding RB
5.25%, 03/01/49	3,410	3,772,749
Series A, 4.00%, 03/01/44	9,540	9,623,380
City of Garland Texas Electric Utility System Revenue, Refunding RB, (AGM), 4.25%, 03/01/48	635	638,322
City of Houston Texas Airport System Revenue, ARB, Series A, AMT, 6.63%, 07/15/38	1,295	1,297,249
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	710	730,092
City of Houston Texas Airport System Revenue, Refunding RB, Series A, AMT, 5.00%, 07/01/27	690	709,309
City of Houston Texas, GOL, Series A, 4.13%, 03/01/51	2,000	1,924,515
City of Houston Texas, Refunding GOL, Series A, 5.25%, 03/01/42	695	777,582
City of Hutto Texas, GOL, (BAM), 4.13%, 08/01/49	1,665	1,611,536
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Junior Lien, 5.00%, 02/01/44	4,500	4,867,769
County of Harris Texas, Refunding GO, Series A, 4.25%, 09/15/48	1,320	1,336,688
Crowley Independent School District, GO, (PSF-GTD), 5.00%, 02/01/48	4,240	4,591,760

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniYield Quality Fund III, Inc. (MYI)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Texas (continued)
Galveston Independent School District, GO, (PSF- GTD), 4.00%, 02/01/47	$8,075	$ 8,039,862
Harris County Flood Control District, Refunding GOL, Series A, Sustainability Bonds, 4.00%, 09/15/48	2,500	2,430,790
Hays Consolidated Independent School District, GO, (PSF-GTD), 5.00%, 02/15/48	8,000	8,553,337
Houston Independent School District, Refunding GOL, (PSF-GTD), 5.00%, 02/15/42	10,000	10,331,519
Hutto Independent School District, GO, (PSF-GTD), 5.00%, 08/01/48	300	325,085
Klein Independent School District, GO, (PSF-GTD), 4.00%, 08/01/47	5,000	4,887,215
Leander Independent School District, Refunding GO, CAB, Series D, (PSF-GTD), 0.00%, 08/15/24(d)(f)	9,685	4,965,781
Midland County Fresh Water Supply District No. 1, RB, CAB, Series A, 0.00%, 09/15/27(d)(f)	5,810	3,401,528
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(b)	1,385	1,365,148
North Texas Tollway Authority, Refunding RB, Series A, 5.00%, 01/01/39	9,080	9,547,341
Port Authority of Houston of Harris County Texas, ARB
4.00%, 10/01/46	1,025	1,012,716
1st Lien, 5.00%, 10/01/48	2,195	2,387,406
Princeton Independent School District, GO, (PSF- GTD), 5.25%, 02/15/48	3,000	3,292,930
Rockwall Independent School District, GO, (PSF-GTD), 02/15/49(c)	2,500	2,409,049
Tarrant County Cultural Education Facilities Finance Corp., RB
Series A, 4.00%, 07/01/53	960	884,449
Series A, 5.00%, 07/01/53	1,180	1,237,172
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	820	749,979
Texas State Technical College, RB, (AGM), 5.50%, 08/01/42	3,335	3,760,074
Waller Consolidated Independent School District, GO, Series A, (PSF-GTD), 4.00%, 02/15/48	2,540	2,456,822
		106,629,056
Utah — 2.5%
Black Desert Public Infrastructure District, SAB, 5.63%, 12/01/53(b)	480	496,003
City of Salt Lake City Utah Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/36	3,475	3,625,368
Series A, AMT, 5.00%, 07/01/42	1,000	1,021,344
Series A, AMT, 5.00%, 07/01/43	3,490	3,577,598
Series A, AMT, 5.00%, 07/01/48	3,140	3,189,282
Series A, AMT, 5.25%, 07/01/48	8,430	8,798,212
Utah Charter School Finance Authority, RB, 5.00%, 06/15/39(b)	190	190,956
		20,898,763
Virginia — 0.4%
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	3,030	2,966,293
Washington — 0.5%
Port of Seattle Washington, Refunding ARB, AMT, Intermediate Lien, 5.00%, 08/01/47	4,350	4,551,440
Wisconsin — 2.9%
Public Finance Authority, RB
Class A, 4.25%, 06/15/31(b)	270	248,135
Class A, 5.00%, 06/15/41(b)	895	817,931
Security	Par (000)	Value
Wisconsin (continued)
Public Finance Authority, RB (continued)
Class A, 5.00%, 06/15/51(b)	$590	$ 508,933
Class A, 6.00%, 06/15/52	450	424,294
Class A, 6.13%, 06/15/57	505	461,176
Public Finance Authority, Refunding RB(b)
5.00%, 09/01/39	100	92,191
5.00%, 09/01/49	845	731,589
Wisconsin Health & Educational Facilities Authority, Refunding RB
5.00%, 04/01/44	7,350	7,711,068
4.00%, 12/01/46	5,130	4,955,830
4.00%, 12/01/51	3,000	2,794,576
Series A, 5.00%, 11/15/36	4,140	4,224,541
Wisconsin Housing & Economic Development Authority Home Ownership Revenue, RB, S/F Housing, Series A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.85%, 09/01/43	1,080	1,128,674
		24,098,938
Total Municipal Bonds — 123.2% (Cost: $980,201,692)		1,024,968,082
Municipal Bonds Transferred to Tender Option Bond Trusts(g)
Alabama — 1.4%
Alabama Special Care Facilities Financing Authority- Birmingham Alabama, Refunding RB, Series B, 5.00%, 11/15/46	11,790	11,944,258
California — 2.7%
Los Angeles Unified School District, GO, Series QRR, Sustainability Bonds, 5.25%, 07/01/47	9,750	11,018,158
State of California, Refunding GO, 5.00%, 04/01/45	10,500	11,178,176
		22,196,334
Florida — 3.0%
Central Florida Expressway Authority, RB, Series B, Senior Lien, 5.00%, 07/01/49	14,090	14,731,179
City of Tampa Florida, RB, Series A, 5.00%, 11/15/46	10,500	10,637,380
		25,368,559
Illinois — 6.1%
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series A, Second Lien, (BAM), 5.00%, 12/01/46	10,000	10,496,423
Illinois Finance Authority, Refunding RB, Series A, 5.00%, 07/15/42	20,000	20,700,398
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/44	8,000	8,410,334
Series A, 5.00%, 01/01/46	10,470	11,197,268
		50,804,423
Nebraska — 1.2%
Omaha Public Power District, RB, Series A, 5.00%, 02/01/47	8,975	9,692,586
New Jersey — 1.3%
Garden State Preservation Trust, RB, Series A, (AGM), 5.75%, 11/01/28	10,000	10,580,555
New York — 8.4%
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series D-1, 5.25%, 11/01/43	12,040	13,422,466
Series D-1, 5.50%, 11/01/45	5,900	6,671,635
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniYield Quality Fund III, Inc. (MYI)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
New York (continued)
New York State Dormitory Authority, RB, Series A, 5.00%, 03/15/41	$9,795	$ 10,278,781
New York State Urban Development Corp., Refunding RB
5.00%, 03/15/41	7,790	8,688,226
5.00%, 03/15/43	10,000	11,037,367
5.00%, 03/15/44	8,280	9,092,723
Triborough Bridge & Tunnel Authority, RB, Series D-2, Senior Lien, Sustainability Bonds, 5.25%, 05/15/47	9,810	10,882,483
		70,073,681
Ohio — 1.9%
University of Cincinnati, RB, Series A, 5.00%, 06/01/45	15,025	15,433,424
Pennsylvania — 1.6%
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 145A, Sustainability Bonds, 4.75%, 10/01/49	13,550	13,678,363
Texas — 1.2%
Dallas Area Rapid Transit, Refunding RB, Series B, Senior Lien, 5.00%, 12/01/47	9,480	10,109,945
Washington — 5.0%
Port of Seattle Washington, ARB, Series A, AMT, 5.00%, 05/01/43	15,500	15,744,061
Port of Seattle Washington, Refunding ARB, AMT, Intermediate Lien, 5.50%, 08/01/47	10,665	11,639,300
State of Washington, GO, Series A-3, 5.00%, 08/01/47	13,395	14,503,372
		41,886,733
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 33.8% (Cost: $272,889,536)		281,768,861
Total Long-Term Investments — 157.0% (Cost: $1,253,091,228)		1,306,736,943

Security	Shares	Value
Short-Term Securities
Money Market Funds — 1.3%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 3.47%(h)(i)	10,784,226	$ 10,785,305
Total Short-Term Securities — 1.3% (Cost: $10,784,444)		10,785,305
Total Investments — 158.3% (Cost: $1,263,875,672)		1,317,522,248
Other Assets Less Liabilities — 0.9%		7,036,604
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (16.4)%		(136,312,062)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (42.8)%		(356,152,669)
Net Assets Applicable to Common Shares — 100.0%		$ 832,094,121

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security.
(d)	Zero-coupon bond.
(e)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(f)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(g)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/24	Shares Held at 07/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 9,536,835	$ 1,246,300 (a)	$ —	$ 1,578	$ 592	$ 10,785,305	10,784,226	$ 718,203	$ —

(a)	Represents net amount purchased (sold).

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniYield Quality Fund III, Inc. (MYI)

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 1,024,968,082	$ —	$ 1,024,968,082
Municipal Bonds Transferred to Tender Option Bond Trusts	—	281,768,861	—	281,768,861
Short-Term Securities
Money Market Funds	10,785,305	—	—	10,785,305
	$10,785,305	$1,306,736,943	$—	$1,317,522,248
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(135,164,982)	$—	$(135,164,982)
VRDP Shares at Liquidation Value	—	(356,400,000)	—	(356,400,000)
	$—	$(491,564,982)	$—	$(491,564,982)
Schedule of Investments

Statements of Assets and Liabilities
July 31, 2024

	BTA	MUA	MUI	MYD
ASSETS
Investments, at value — unaffiliated(a)	$ 226,108,858	$ 631,996,003	$ 1,164,015,494	$ 848,443,598
Investments, at value — affiliated(b)	3,173,120	12,746,476	375,440,715	5,550,980
Cash pledged for futures contracts	—	—	—	538,000
Receivables:
Investments sold	5,025	291,791	16,959,552	—
Dividends — affiliated	9,104	22,031	198,049	31,135
Interest — unaffiliated	2,224,011	6,440,715	12,385,299	8,434,827
Due from broker	—	—	944,000	—
Unrealized appreciation on unfunded commitments	—	3,357,241	—	—
Deferred offering costs	—	11,866	—	—
Prepaid expenses	42,302	464,014	214,759	49,705
Total assets	231,562,420	655,330,137	1,570,157,868	863,048,245
ACCRUED LIABILITIES
Bank overdraft	2,866	9,174	20,506	151,072
Payables:
Investments purchased	5,546,250	16,205,228	1,399,425	1,368,320
Accounting services fees	7,794	25,244	46,721	31,712
Custodian fees	665	1,977	4,327	2,349
Income dividend distributions — Common Shares	584,635	2,133,749	3,959,568	2,401,009
Interest expense and fees	29,553	38,493	325,289	663,669
Investment advisory fees	121,000	294,394	719,342	361,559
Directors’ and Officer’s fees	25,165	2,922	588,426	335,204
Other accrued expenses	14,422	142,030	24,122	17,300
Professional fees	34,881	27,973	54,760	53,412
Proxy fees	—	—	217,205	—
Reorganization costs	—	—	280,380	—
Transfer agent fees	8,378	26,355	20,185	26,510
Variation margin on futures contracts	—	—	137,913	170,815
Total accrued liabilities	6,375,609	18,907,539	7,798,169	5,582,931
OTHER LIABILITIES
TOB Trust Certificates	5,313,595	4,500,000	51,489,875	51,338,092
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	75,684,225	174,940,003	561,411,937	251,136,280
Total other liabilities	80,997,820	179,440,003	612,901,812	302,474,372
Total liabilities	87,373,429	198,347,542	620,699,981	308,057,303
Commitments and contingent liabilities
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$ 144,188,991	$ 456,982,595	$ 949,457,887	$ 554,990,942
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$ 155,141,426	$ 511,056,946	$ 1,027,832,491	$ 608,802,150
Accumulated loss	(10,952,435)	(54,074,351)	(78,374,604)	(53,811,208)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$ 144,188,991	$ 456,982,595	$ 949,457,887	$ 554,990,942
Net asset value per Common Share	$ 10.73	$ 11.89	$ 13.19	$ 12.14
(a) Investments, at cost—unaffiliated	$223,671,779	$643,728,382	$1,122,017,920	$815,488,172
(b) Investments, at cost—affiliated	$3,173,070	$12,745,372	$375,438,702	$5,550,808
(c) Preferred Shares outstanding	760	1,750	5,617	2,514
(d) Preferred Shares authorized	Unlimited	1,750	18,417	16,234
(e) Par value per Preferred Share	$0.001	$0.10	$0.10	$0.10
(f) Common Shares outstanding	13,439,892	38,445,935	71,992,145	45,733,511
(g) Common Shares authorized	Unlimited	199,998,250	199,981,583	199,983,766
(h) Par value per Common Share	$0.001	$0.10	$0.10	$0.10
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Statements of Assets and Liabilities  (continued)
July 31, 2024

	MQY	MYI
ASSETS
Investments, at value — unaffiliated(a)	$ 1,439,809,423	$ 1,306,736,943
Investments, at value — affiliated(b)	17,753,312	10,785,305
Cash pledged for futures contracts	896,000	—
Receivables:
Investments sold	2,216,176	1,314,936
Dividends — affiliated	34,729	31,906
Interest — unaffiliated	13,893,484	13,758,639
Prepaid expenses	388,949	345,453
Total assets	1,474,992,073	1,332,973,182
ACCRUED LIABILITIES
Bank overdraft	16,129	14,535
Payables:
Investments purchased	7,170,034	3,595,163
Accounting services fees	44,600	41,762
Custodian fees	3,952	3,158
Income dividend distributions — Common Shares	4,166,350	3,688,932
Interest expense and fees	551,901	1,147,080
Investment advisory fees	610,424	495,298
Directors’ and Officer’s fees	300,735	485,593
Other accrued expenses	344,872	8,926
Professional fees	32,987	53,784
Transfer agent fees	39,872	27,179
Variation margin on futures contracts	271,820	—
Total accrued liabilities	13,553,676	9,561,410
OTHER LIABILITIES
TOB Trust Certificates	63,654,530	135,164,982
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	449,374,669	356,152,669
Total other liabilities	513,029,199	491,317,651
Total liabilities	526,582,875	500,879,061
Commitments and contingent liabilities
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$ 948,409,198	$ 832,094,121
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$ 1,019,604,377	$ 861,244,346
Accumulated loss	(71,195,179)	(29,150,225)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$ 948,409,198	$ 832,094,121
Net asset value per Common Share	$ 13.20	$ 12.52
(a) Investments, at cost—unaffiliated	$1,382,336,159	$1,253,091,228
(b) Investments, at cost—affiliated	$17,752,770	$10,784,444
(c) Preferred Shares outstanding	4,503	3,564
(d) Preferred Shares authorized	16,755	26,364
(e) Par value per Preferred Share	$0.10	$0.10
(f) Common Shares outstanding	71,833,617	66,467,251
(g) Common Shares authorized	199,983,245	199,973,636
(h) Par value per Common Share	$0.10	$0.10
See notes to financial statements.
Financial Statements

Statements of Operations
Year Ended July 31, 2024

	BTA	MUA	MUI	MYD
INVESTMENT INCOME
Dividends — affiliated	$154,504	$1,259,066	$1,263,743	$332,955
Interest — unaffiliated	10,577,707	29,652,554	67,382,802	37,936,321
Total investment income	10,732,211	30,911,620	68,646,545	38,269,276
EXPENSES
Investment advisory	1,372,941	3,370,579	8,544,906	4,186,236
Professional	79,169	192,956	69,491	68,576
Accounting services	28,657	94,894	175,298	117,441
Transfer agent	27,887	50,174	82,495	49,406
Printing and postage	19,603	21,749	22,376	16,057
Directors and Officer	13,678	28,561	137,326	79,826
Registration	8,435	11,630	32,096	16,109
Liquidity fees	7,760	405,888	57,353	25,669
Remarketing fees on Preferred Shares	7,619	65,730	56,311	25,203
Custodian	2,640	7,260	17,424	9,371
Reorganization	—	—	280,380	—
Proxy	—	—	515,186	—
Miscellaneous	88,469	67,064	289,730	75,158
Total expenses excluding interest expense, fees and amortization of offering costs	1,656,858	4,316,485	10,280,372	4,669,052
Interest expense, fees and amortization of offering costs(a)	3,604,169	7,648,280	26,875,837	12,666,023
Total expenses	5,261,027	11,964,765	37,156,209	17,335,075
Less:
Fees waived and/or reimbursed by the Manager	(29,402)	(115,390)	(306,339)	(141,127)
Total expenses after fees waived and/or reimbursed	5,231,625	11,849,375	36,849,870	17,193,948
Net investment income	5,500,586	19,062,245	31,796,675	21,075,328
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(3,176,227)	(7,217,409)	(19,714,506)	(19,071,663)
Investments — affiliated	2,203	11,871	2,771	48
Futures contracts	—	—	(3,230,027)	(1,932,413)
	(3,174,024)	(7,205,538)	(22,941,762)	(21,004,028)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	9,602,577	30,936,064	27,378,812	24,566,396
Investments — affiliated	(1,668)	(5,575)	2,087	749
Futures contracts	—	—	137,766	(709,550)
Unfunded commitments	—	3,357,241	—	—
	9,600,909	34,287,730	27,518,665	23,857,595
Net realized and unrealized gain	6,426,885	27,082,192	4,576,903	2,853,567
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$11,927,471	$46,144,437	$36,373,578	$23,928,895
(a) All or a portion of is related to TOB Trusts and/or VRDP Shares.
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Statements of Operations  (continued)
Year Ended July 31, 2024

	MQY	MYI
INVESTMENT INCOME
Dividends — affiliated	$1,121,781	$718,203
Interest — unaffiliated	64,705,208	58,149,514
Total investment income	65,826,989	58,867,717
EXPENSES
Investment advisory	7,205,678	6,579,208
Liquidity fees	555,065	—
Accounting services	166,446	157,060
Professional	151,745	64,683
Directors and Officer	97,395	116,608
Transfer agent	70,647	56,416
Remarketing fees on Preferred Shares	52,701	—
Registration	24,444	23,404
Printing and postage	17,119	15,693
Custodian	16,264	12,484
Reorganization	—	64,086
Miscellaneous	84,315	80,624
Total expenses excluding interest expense, fees and amortization of offering costs	8,441,819	7,170,266
Interest expense, fees and amortization of offering costs(a)	21,323,438	21,325,049
Total expenses	29,765,257	28,495,315
Less:
Fees waived and/or reimbursed by the Manager	(209,855)	(373,338)
Total expenses after fees waived and/or reimbursed	29,555,402	28,121,977
Net investment income	36,271,587	30,745,740
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(30,756,797)	(14,520,643)
Investments — affiliated	5,819	1,578
Futures contracts	(2,150,023)	—
Payment by affiliate	6,492	—
	(32,894,509)	(14,519,065)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	40,151,673	22,145,349
Investments — affiliated	542	592
Futures contracts	(1,015,505)	—
	39,136,710	22,145,941
Net realized and unrealized gain	6,242,201	7,626,876
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$42,513,788	$38,372,616
(a) All or a portion of is related to TOB Trusts and/or VRDP Shares.
See notes to financial statements.
Financial Statements

Statements of Changes in Net Assets

	BTA		MUA
	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/24	Year Ended 07/31/23

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
OPERATIONS
Net investment income	$5,500,586	$6,196,804	$19,062,245	$19,154,015
Net realized loss	(3,174,024)	(6,220,202)	(7,205,538)	(35,435,819)
Net change in unrealized appreciation (depreciation)	9,600,909	(3,345,748)	34,287,730	(4,876,064)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	11,927,471	(3,369,146)	46,144,437	(21,157,868)
DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(5,984,962)	(7,268,272)	(20,323,141)	(25,968,802)
Return of capital	(1,041,279)	(209,790)	(3,070,135)	(1,169,737)
Decrease in net assets resulting from distributions to Common Shareholders	(7,026,241)	(7,478,062)	(23,393,276)	(27,138,539)
CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of common shares	—	—	—	2,613,331
Reinvestment of common distributions	—	21,507	—	164,753
Redemption of shares resulting from share repurchase program (including transaction costs)	—	—	(1,967,553)	—
Net increase (decrease) in net assets derived from capital share transactions	—	21,507	(1,967,553)	2,778,084
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	4,901,230	(10,825,701)	20,783,608	(45,518,323)
Beginning of year	139,287,761	150,113,462	436,198,987	481,717,310
End of year	$144,188,991	$139,287,761	$456,982,595	$436,198,987

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Statements of Changes in Net Assets (continued)

	MUI		MYD
	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/24	Year Ended 07/31/23

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
OPERATIONS
Net investment income	$31,796,675	$33,844,144	$21,075,328	$21,558,465
Net realized loss	(22,941,762)	(64,092,887)	(21,004,028)	(52,231,134)
Net change in unrealized appreciation (depreciation)	27,518,665	32,869,472	23,857,595	25,113,042
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	36,373,578	2,620,729	23,928,895	(5,559,627)
DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(35,379,822)	(33,052,457)	(23,370,610)	(19,721,917)
Return of capital	(6,174,248)	(1,302,207)	(2,584,211)	(3,240,481)
Decrease in net assets resulting from distributions to Common Shareholders	(41,554,070)	(34,354,664)	(25,954,821)	(22,962,398)
CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(9,262,292)	(11,621,508)	(6,452,972)	(5,377,139)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(14,442,784)	(43,355,443)	(8,478,898)	(33,899,164)
Beginning of year	963,900,671	1,007,256,114	563,469,840	597,369,004
End of year	$949,457,887	$963,900,671	$554,990,942	$563,469,840

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Financial Statements

Statements of Changes in Net Assets (continued)

	MQY		MYI
	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/24	Year Ended 07/31/23

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
OPERATIONS
Net investment income	$36,271,587	$39,270,737	$30,745,740	$31,942,555
Net realized loss	(32,894,509)	(60,013,625)	(14,519,065)	(52,345,163)
Net change in unrealized appreciation (depreciation)	39,136,710	12,038,614	22,145,941	17,845,170
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	42,513,788	(8,704,274)	38,372,616	(2,557,438)
DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(40,219,409)	(37,256,010)	(34,333,732)	(34,274,769)
Return of capital	(5,711,984)	(4,119,807)	(6,058,522)	(328,022)
Decrease in net assets resulting from distributions to Common Shareholders	(45,931,393)	(41,375,817)	(40,392,254)	(34,602,791)
CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(8,490,029)	(7,063,733)	(10,490,104)	(7,043,454)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(11,907,634)	(57,143,824)	(12,509,742)	(44,203,683)
Beginning of year	960,316,832	1,017,460,656	844,603,863	888,807,546
End of year	$948,409,198	$960,316,832	$832,094,121	$844,603,863

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Statements of Cash Flows
Year Ended July 31, 2024

	BTA	MUA	MUI	MYD
CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$11,927,471	$46,144,437	$36,373,578	$23,928,895
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments	46,850,146	106,579,504	993,841,199	352,279,813
Purchases of long-term investments	(49,221,629)	(152,843,907)	(610,697,407)	(383,484,817)
Net proceeds from sales (purchases) of short-term securities	9,416,006	61,121,261	(338,647,233)	8,661,674
Amortization of premium and accretion of discount on investments and other fees	(646,771)	(3,292,346)	2,515,412	(985,768)
Net realized loss on investments	3,174,024	7,205,538	19,712,322	19,071,615
Net unrealized appreciation on investments	(9,600,909)	(34,287,730)	(27,380,899)	(24,567,145)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	20,421	153,215	(124,493)	15,499
Interest — unaffiliated	47,964	(729,285)	2,892,921	(438,146)
Prepaid expenses	3,383	(343,519)	(28,603)	(47,168)
Deferred offering costs.	—	49,634	—	—
Increase (Decrease) in Liabilities
Payables
Accounting services fees	(4,555)	(15,561)	(28,033)	(18,476)
Custodian fees	(1,194)	(1,615)	(3,201)	(2,678)
Interest expense and fees	(72,507)	(46,542)	(203,983)	505,261
Investment advisory fees	3,681	10,404	(30,348)	10,100
Directors’ and Officer’s fees	(283)	446	(10,161)	(6,240)
Other accrued expenses	5,217	114,228	2,236	4,718
Professional fees	(23,600)	(45,188)	(37,616)	(38,589)
Proxy fees	—	—	53,962	—
Reorganization costs	—	—	280,380	—
Transfer agent fees	(3,305)	319	7,828	1,010
Variation margin on futures contracts	—	—	62,319	170,815
Net cash provided by (used for) operating activities	11,873,560	29,773,293	78,550,180	(4,939,627)
CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(6,449,440)	(21,342,365)	(37,738,071)	(23,647,108)
Payments for offering costs	—	(52,070)	—	—
Repayments of TOB Trust Certificates	(7,738,059)	(6,396,731)	(38,941,072)	(8,865,463)
Net payments on Common Shares redeemed	—	(1,967,553)	(9,524,721)	(6,599,514)
Proceeds from TOB Trust Certificates	2,295,000	—	7,800,000	44,493,095
Increase (decrease) in bank overdraft	2,866	(20,057)	(102,110)	80,559
Amortization of deferred offering costs	16,073	5,483	16,794	16,058
Net cash provided by (used for) for financing activities	(11,873,560)	(29,773,293)	(78,489,180)	5,477,627
CASH
Net increase in restricted and unrestricted cash	—	—	61,000	538,000
Restricted and unrestricted cash at beginning of year	—	—	883,000	—
Restricted and unrestricted cash at end of year	$—	$—	$944,000	$538,000
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$3,660,603	$7,689,339	$27,063,026	$12,144,704
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged
Futures contracts	$—	$—	$—	$538,000
Due from broker	—	—	944,000	—
	$—	$—	$944,000	$538,000
See notes to financial statements.
Financial Statements

Statements of Cash Flows  (continued)
Year Ended July 31, 2024

	MQY	MYI
CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$42,513,788	$38,372,616
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	570,442,103	368,060,172
Purchases of long-term investments	(556,167,584)	(314,233,026)
Net purchases of short-term securities	(1,386,547)	(1,246,301)
Amortization of premium and accretion of discount on investments and other fees	(2,819,460)	(1,819,040)
Net realized loss on investments	30,744,486	14,519,065
Net unrealized appreciation on investments	(40,152,215)	(22,145,941)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	15,263	6,545
Interest — unaffiliated	(877,583)	159,119
Prepaid expenses	(278,565)	(54,382)
Increase (Decrease) in Liabilities
Payables
Accounting services fees	(26,788)	(26,247)
Custodian fees	(3,312)	(2,944)
Interest expense and fees	44,559	(224,289)
Investment advisory fees	(10,895)	(84,738)
Directors’ and Officer’s fees	11,435	(8,247)
Other accrued expenses	331,087	410
Professional fees	(57,271)	(62,631)
Transfer agent fees	1,631	(6,086)
Variation margin on futures contracts	198,104	—
Net cash provided by operating activities	42,522,236	81,204,055
CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(41,947,972)	(36,856,986)
Repayments of TOB Trust Certificates	(20,598,537)	(40,184,236)
Net payments on Common Shares redeemed	(8,848,824)	(10,811,026)
Proceeds from TOB Trust Certificates	28,995,610	6,775,000
Decrease in bank overdraft	(147,002)	(156,352)
Amortization of deferred offering costs	59,489	29,545
Net cash used for financing activities	(42,487,236)	(81,204,055)
CASH
Net increase in restricted and unrestricted cash	35,000	—
Restricted and unrestricted cash at beginning of year	861,000	—
Restricted and unrestricted cash at end of year	$896,000	$—
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$21,219,390	$21,519,793
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged
Futures contracts	896,000	—
	$896,000	$—
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Financial Highlights
(For a share outstanding throughout each period)

	BTA
	Year Ended 07/31/24	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20

Net asset value, beginning of period	$10.36	$11.17	$11.10	$13.31	$11.20	$12.47
Net investment income(a)	0.41	0.46	0.15	0.65	0.67	0.60
Net realized and unrealized gain (loss)	0.48	(0.71)	0.08	(2.21)	2.05	(1.26)
Net increase (decrease) from investment operations	0.89	(0.25)	0.23	(1.56)	2.72	(0.66)
Distributions to Common Shareholders(b)
From net investment income	(0.44)	(0.54)	(0.16)	(0.65)	(0.61)	(0.61)
Return of capital	(0.08)	(0.02)	—	—	—	—
Total distributions to Common Shareholders	(0.52)	(0.56)	(0.16)	(0.65)	(0.61)	(0.61)
Net asset value, end of period	$10.73	$10.36	$11.17	$11.10	$13.31	$11.20
Market price, end of period	$10.41	$9.71	$12.10	$10.43	$13.20	$10.92
Total Return Applicable to Common Shareholders(c)
Based on net asset value	9.17%	(1.84)%	2.11%(d)	(12.33)%	24.80%	(5.70)%
Based on market price	13.01%	(15.07)%	17.71%(d)	(16.93)%	26.94%	(3.49)%
Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	3.83%	3.50%	2.31%(f)(g)	1.72%	1.73%	2.54%
Total expenses after fees waived and/or reimbursed	3.81%	3.49%	2.31%(f)(g)	1.72%	1.73%	2.54%
Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(h)(i)	1.19%	1.17%	1.16%(f)(g)	1.15%	1.14%	1.13%
Net investment income to Common Shareholders	4.01%	4.47%	5.49%(g)	4.95%	5.32%	4.71%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$144,189	$139,288	$150,113	$149,157	$178,752	$150,344
VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$76,000	$76,000	$76,000	$76,000	$76,000	$76,000
Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$277,323 (j)	$260,549 (j)	$239,633 (j)	$296,259 (k)	$335,200 (k)	$297,821 (k)
TOB Trust Certificates, end of period (000)	$5,314	$10,757	$31,506	$31,735	$38,607	$36,908
Asset coverage per $1,000 of TOB Trust Certificates, end of period(l)	$42,376	$20,983	$8,166	N/A	N/A	N/A
Portfolio turnover rate	22%	20%	8%	17%	27%	34%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)
Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 2.40%, 2.39% and 1.24%, respectively.

(g)	Annualized.
(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended 07/31/24	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20

Expense ratios	1.18%	1.16%	1.15%	1.14%	1.13%	1.12%

(j)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(k)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(l)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

	MUA
	Year Ended 07/31/24	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20

Net asset value, beginning of period	$11.28	$12.53	$12.42	$14.77	$12.83	$14.14
Net investment income(a)	0.50	0.50	0.15	0.57	0.62	0.63
Net realized and unrealized gain (loss)	0.72	(1.04)	0.10	(2.20)	1.96	(1.29)
Net increase (decrease) from investment operations	1.22	(0.54)	0.25	(1.63)	2.58	(0.66)
Distributions to Common Shareholders(b)
From net investment income	(0.53)	(0.50)	(0.14)	(0.58)	(0.64)	(0.63)
From net realized gain	—	(0.18)	—	(0.14)	—	(0.02)
Return of capital	(0.08)	(0.03)	—	—	—	—
Total distributions to Common Shareholders	(0.61)	(0.71)	(0.14)	(0.72)	(0.64)	(0.65)
Net asset value, end of period	$11.89	$11.28	$12.53	$12.42	$14.77	$12.83
Market price, end of period	$11.52	$10.24	$12.55	$11.90	$15.26	$12.48
Total Return Applicable to Common Shareholders(c)
Based on net asset value	11.58%	(3.85)%	2.00%(d)	(11.63)%	20.41%	(5.03)%
Based on market price	19.09%	(12.86)%	6.63%(d)	(18.05)%	27.89%	(12.80)%
Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	2.77%	2.58%	1.67%(f)(g)	0.98%	0.81%	0.98%
Total expenses after fees waived and/or reimbursed	2.74%	2.57%	1.67%(f)(g)	0.98%	0.80%	0.98%
Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(h)(i)	0.97%	0.89%	0.88%(f)(g)	0.77%	0.71%	0.69%
Net investment income to Common Shareholders	4.41%	4.33%	4.75%(g)	3.90%	4.39%	4.43%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$456,983	$436,199	$481,717	$475,526	$552,373	$463,431
VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$175,000	$175,000	$175,000	$175,000	$—	$—
Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$354,586 (j)	$334,645	$321,536	$371,729 (k)	$—	$—
TOB Trust Certificates, end of period (000)	$4,500	$10,897	$42,444	$41,712	$68,781	$69,232
Asset coverage per $1,000 of TOB Trust Certificates, end of period(l)	$141,427	$57,083	$16,471	N/A	N/A	N/A
Portfolio turnover rate	18%	21%	5%	24%	19%	21%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)
Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 1.69%, 1.69% and 0.90%, respectively.

(g)	Annualized.
(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended 07/31/24	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Year Ended 04/30/21

Expense ratios	0.86%	0.88%	0.88%	0.77%	0.71%

(j)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(k)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

2024 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)
(l)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

	MUI
	Year Ended 07/31/24	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20

Net asset value, beginning of period	$13.23	$13.64	$13.45	$16.11	$14.62	$15.40
Net investment income(a)	0.44	0.46	0.14	0.56	0.64	0.56
Net realized and unrealized gain (loss)	0.10	(0.40)	0.21	(2.57)	1.48	(0.81)
Net increase (decrease) from investment operations	0.54	0.06	0.35	(2.01)	2.12	(0.25)
Distributions to Common Shareholders(b)
From net investment income	(0.49)	(0.45)	(0.16)	(0.65)	(0.63)	(0.53)
Return of capital	(0.09)	(0.02)	—	—	—	—
Total distributions to Common Shareholders	(0.58)	(0.47)	(0.16)	(0.65)	(0.63)	(0.53)
Net asset value, end of period	$13.19	$13.23	$13.64	$13.45	$16.11	$14.62
Market price, end of period	$12.35	$11.47	$12.44	$12.26	$15.09	$13.13
Total Return Applicable to Common Shareholders(c)
Based on net asset value	4.76%	1.05%	2.73%(d)	(12.79)%	15.08%	(1.41)%
Based on market price	13.13%	(3.95)%	2.79%(d)	(15.13)%	20.02%	(1.56)%
Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	3.97%(f)	3.46%(g)	2.25%(h)(i)	1.67%(j)	1.58%	2.31%
Total expenses after fees waived and/or reimbursed	3.94%(f)	3.45%(g)	2.25%(h)(i)	1.67%(j)	1.58%	2.31%
Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(k)(l)	1.07%(f)	1.03%(g)	1.07%(h)(i)	1.02%(j)	0.98%	0.97%
Net investment income to Common Shareholders	3.40%	3.54%	4.06%(i)	3.63%	4.05%	3.59%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$949,458	$963,901	$1,007,256	$993,657	$617,032	$559,934
VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$561,700	$561,700	$561,700	$561,700	$—	$—
Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$254,839 (m)	$249,597 (m)	$237,229 (m)	$276,902 (n)	$—	$—
VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$—	$—	$—	$—	$287,100	$287,100
Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$—	$—	$—	$—	$314,919 (n)	$295,031 (n)
TOB Trust Certificates, end of period (000)	$51,490	$82,631	$172,298	$180,858	$93,069	$92,014
Asset coverage per $1,000 of TOB Trust Certificates, end of period(o)	$30,343	$19,459	$10,104	N/A	N/A	N/A
Portfolio turnover rate	40%	47%	14%	25%	13%	20%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)
Includes non-recurring expenses of reorganization and proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs would have been 3.88%, 3.85% and 0.98%, respectively.

(g)
Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs, would have been 3.43%, 3.42% and 1.00%, respectively.

(h)
Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 2.27%, 2.27% and 1.08%, respectively.

(i)	Annualized.
(j)
Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs, would have been 1.62%, 1.61% and 0.96%, respectively

(k)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(l)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

2024 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	Year Ended 07/31/24	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20

Expense ratios	1.06%	1.02%	1.07%	1.02%	0.98%	0.97%

(m)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(n)
Calculated by subtracting the Fund’s total liabilities (not including VRDP/VMTP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP/VMTP Shares, and by multiplying the results by 100,000.

(o)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

	MYD
	Year Ended 07/31/24	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20

Net asset value, beginning of period	$12.14	$12.73	$12.62	$15.26	$13.38	$14.56
Net investment income(a)	0.46	0.46	0.14	0.64	0.69	0.66
Net realized and unrealized gain (loss)	0.11	(0.56)	0.12	(2.63)	1.86	(1.16)
Net increase (decrease) from investment operations	0.57	(0.10)	0.26	(1.99)	2.55	(0.50)
Distributions to Common Shareholders(b)
From net investment income	(0.51)	(0.42)	(0.15)	(0.65)	(0.67)	(0.68)
Return of capital	(0.06)	(0.07)	—	—	—	—
Total distributions to Common Shareholders	(0.57)	(0.49)	(0.15)	(0.65)	(0.67)	(0.68)
Net asset value, end of period	$12.14	$12.14	$12.73	$12.62	$15.26	$13.38
Market price, end of period	$10.99	$10.50	$11.72	$11.43	$14.62	$12.29
Total Return Applicable to Common Shareholders(c)
Based on net asset value	5.50%	(0.08)%	2.21%(d)	(13.39)%	19.61%	(3.66)%
Based on market price	10.43%	(6.13)%	3.90%(d)	(18.13)%	24.76%	(8.94)%
Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	3.18%	2.75%	1.87%(f)(g)	1.35%	1.36%	2.07%
Total expenses after fees waived and/or reimbursed	3.15%	2.75%	1.87%(f)(g)	1.35%	1.36%	2.07%
Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(h)(i)	0.83%	0.85%	0.89%(f)(g)	0.86%	0.87%	0.85%
Net investment income to Common Shareholders	3.87%	3.86%	4.47%(g)	4.26%	4.66%	4.49%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$554,991	$563,470	$597,369	$592,131	$715,876	$627,798
VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$251,400	$251,400	$251,400	$251,400	$251,400	$251,400
Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$283,324 (j)	$310,951 (j)	$262,525 (j)	$335,533 (k)	$384,756 (k)	$349,719 (k)
TOB Trust Certificates, end of period (000)	$51,338	$15,710	$116,156	$137,078	$145,316	$147,785
Asset coverage per $1,000 of TOB Trust Certificates, end of period(l)	$16,702	$52,852	$8,305	N/A	N/A	N/A
Portfolio turnover rate	43%	46%	4%	14%	14%	19%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)
Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 1.89%, 1.89% and 0.91%,respectively

(g)	Annualized.
(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended 07/31/24	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20

Expense ratios	0.82%	0.84%	0.88%	0.85%	0.86%	0.85%

(j)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(k)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(l)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	MQY
	Year Ended 07/31/24	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20

Net asset value, beginning of period	$13.22	$13.89	$13.74	$16.57	$14.79	$15.67
Net investment income(a)	0.50	0.54	0.16	0.72	0.75	0.67
Net realized and unrealized gain (loss)	0.12	(0.64)	0.17	(2.79)	1.80	(0.91)
Net increase (decrease) from investment operations	0.62	(0.10)	0.33	(2.07)	2.55	(0.24)
Distributions to Common Shareholders(b)
From net investment income	(0.56)	(0.51)	(0.18)	(0.76)	(0.77)	(0.64)
Return of capital	(0.08)	(0.06)	—	—	—	—
Total distributions to Common Shareholders	(0.64)	(0.57)	(0.18)	(0.76)	(0.77)	(0.64)
Net asset value, end of period	$13.20	$13.22	$13.89	$13.74	$16.57	$14.79
Market price, end of period	$12.39	$11.86	$13.12	$12.80	$15.92	$13.88
Total Return Applicable to Common Shareholders(c)
Based on net asset value	5.38%(d)	(0.11)%	2.44%(e)	(12.93)%	17.56%	(1.44)%
Based on market price	10.25%	(5.12)%	3.86%(e)	(15.58)%	20.35%	3.60%
Ratios to Average Net Assets Applicable to Common Shareholders(f)
Total expenses	3.20%	2.85%	1.90%(g)(h)	1.33%	1.48%(i)	2.20%
Total expenses after fees waived and/or reimbursed	3.17%	2.85%	1.90%(g)(h)	1.33%	1.47%(i)	2.20%
Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(j)(k)	0.88%	0.86%	0.89%(g)(h)	0.85%	0.95%(i)	0.90%
Net investment income to Common Shareholders	3.90%	4.11%	4.84%(h)	4.45%	4.64%	4.15%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$948,409	$960,317	$1,017,461	$1,006,613	$1,212,632	$454,276
VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$450,300	$450,300	$450,300	$450,300	$450,300	$176,600
Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$284,531 (l)	$289,952 (l)	$253,932 (l)	$323,543 (m)	$369,294 (m)	$357,235 (m)
TOB Trust Certificates, end of period (000)	$63,655	$55,257	$210,679	$230,928	$268,075	$129,475
Asset coverage per $1,000 of TOB Trust Certificates, end of period(n)	$22,959	$26,527	$7,966	N/A	N/A	N/A
Portfolio turnover rate	39%	37%	8%	17%	8%	18%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)
Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 1.92%, 1.92% and 0.92%, respectively.

(h)	Annualized.
(i)
Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering cost would have been 1.42%, 1.41% and 0.90%, respectively.

(j)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(k)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended 07/31/24	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20

Expense ratios	0.82%	0.86%	0.89%	0.85%	0.94%	0.90%

(l)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(m)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)
(n)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	MYI
	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20

Net asset value, beginning of year	$12.51	$13.04	$15.64	$15.03	$14.81
Net investment income(a)	0.46	0.47	0.60	0.64	0.58
Net realized and unrealized gain (loss)	0.16	(0.49)	(2.58)	0.57	0.17
Net increase (decrease) from investment operations	0.62	(0.02)	(1.98)	1.21	0.75
Distributions to Common Shareholders(b)
From net investment income	(0.52)	(0.51)	(0.62)	(0.60)	(0.53)
Return of capital	(0.09)	(0.00)(c)	—	—	—
Total distributions to Common Shareholders	(0.61)	(0.51)	(0.62)	(0.60)	(0.53)
Net asset value, end of year	$12.52	$12.51	$13.04	$15.64	$15.03
Market price, end of year	$11.37	$11.13	$12.24	$15.12	$13.55
Total Return Applicable to Common Shareholders(d)
Based on net asset value	5.73%	0.48%	(12.66)%	8.55%	5.61%
Based on market price	7.92%	(4.76)%	(15.20)%	16.40%	4.92%
Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	3.48%	3.15%	1.55%	1.37%	1.95%
Total expenses after fees waived and/or reimbursed	3.43%	3.15%	1.55%	1.37%	1.95%
Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(f)(g)	0.83%	0.89%	1.14%	1.15%	1.12%
Net investment income to Common Shareholders	3.75%	3.80%	4.18%	4.22%	3.93%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$832,094	$844,604	$888,808	$1,066,013	$1,024,515
VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$356,400	$356,400	$356,400	$356,400	$356,400
Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$269,274 (h)	$260,885 (h)	$248,593 (h)	$399,106 (i)	$387,462 (i)
TOB Trust Certificates, end of year (000)	$135,165	$168,574	$241,747	$239,177	$233,968
Asset coverage per $1,000 of TOB Trust Certificates, end of year(j)	$9,791	$8,123	$6,150	N/A	N/A
Portfolio turnover rate	24%	49%	15%	5%	18%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is less than $0.005 per share.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(g)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20

Expense ratios	0.83%	0.89%	0.86%	0.85%	0.86%

(h)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(i)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(j)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.
Financial Highlights

Notes to Financial Statements

1.
ORGANIZATION
The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:
Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Long-Term Municipal Advantage Trust	BTA	Delaware	Diversified
BlackRock MuniAssets Fund, Inc.	MUA	Maryland	Diversified
BlackRock Municipal Income Fund, Inc.	MUI	Maryland	Diversified
BlackRock MuniYield Fund, Inc.	MYD	Maryland	Diversified
BlackRock MuniYield Quality Fund, Inc.	MQY	Maryland	Diversified
BlackRock MuniYield Quality Fund III, Inc.	MYI	Maryland	Diversified
The Boards of Directors and Boards of Trustees of the Funds are collectively referred to throughout this report as the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.
On October 30, 2023, the Board of Directors of MYI and the Board of Directors/Trustees of each of BlackRock MuniYield Michigan Quality Fund, Inc. (MIY), BlackRock MuniYield Pennsylvania Quality Fund (MPA), BlackRock Virginia Municipal Bond Trust (BHV) and BlackRock Investment Quality Municipal Trust, Inc. (BKN) (collectively, the"Target Funds") announced the withdrawal of merger proposals that were previously approved by the Boards pursuant to which each of the Target Funds would have been merged into MYI, with MYI continuing as the surviving Fund. While the Board of Directors believe that the mergers would have benefited shareholders for the reasons discussed in the proxy statement, it was determined that the proxy solicitation process and associated costs would be more burdensome and expensive as a result of opposition from an activist shareholder, making the mergers no longer in the best interests of each Fund’s shareholders.
On June 7, 2024, the Board approved the conversion of MUI from a registered closed-end management investment company listed on the New York Stock Exchange (“NYSE”) to an unlisted, continuously offered registered closed-end management investment company that conducts periodic repurchases of its shares pursuant to Rule 23c-3 under the Investment Company Act of 1940 (sometimes referred to as an “interval fund”) (the “Conversion”). MUI will, subject to receiving shareholder approval of certain proposals related to the Conversion, conduct a tender offer to repurchase 50% of the Fund’s outstanding common shares at a price per share equal to 98% of the Fund’s net asset value per common share determined following the expiration of the tender offer prior to the Conversion. The Conversion is expected to take place prior to December 31, 2024, subject to, among other things, obtaining the requisite approvals from MUI’s shareholders at a special meeting of Shareholders on September 6, 2024 (and any adjournments, postponements or delays thereof) and the redemption of MUI’s preferred shares.
The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.
2.
SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition:  For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed.  Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value.  Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Bank Overdraft: Certain Funds had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
Distributions:  Distributions from net investment income are declared and paid monthly.  Distributions of capital gains are recorded on the ex-dividend dates and made at least annually.  The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
Distributions to Preferred Shareholders are accrued and determined as described in Note 10.
Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each  Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though

2024 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.
The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Directors and Officer expense on the Statements of Operations. The Directors and Officer expense may be negative as a result of a decrease in value of the deferred accounts.
Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.
Other:  Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.
The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges.
3.
INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies:  Each Fund’ s investments are valued at fair value (also referred to as “market value” within the  financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:
•Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.
•Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.
For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.
Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
Notes to Financial Statements

Notes to Financial Statements  (continued)

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.
Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involves a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.
The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.
Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
•Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and
•Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.  Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors.  The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4.
SECURITIES AND OTHER INVESTMENTS
Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.
Forward Commitments, When-Issued and Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions. These types of securities may be considered unfunded and may obligate the Funds to make future cash payments. An unfunded commitment is marked-to-market and any unrealized appreciation (depreciation) is separately presented in the Statements of Assets and Liabilities and Statements of Operations.  As of period end, the Funds had the following unfunded commitments:
Fund Name	Investment Name	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
MUA	Puerto Rico Electric Power Authority, Series B-1	$3,579,629	$ 3,579,629	$4,041,237	$ 461,608
	Puerto Rico Electric Power Authority, Series B-2	17,327,946	17,327,946	20,223,579	2,895,633
					$ 3,357,241
Municipal Bonds Transferred to TOB Trusts: The Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party

2024 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.
TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.
The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.
While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. MUA, MYD, MQY and MYI management believes that a fund’s restrictions on borrowings do not apply to the Funds’ TOB Trust transactions. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds.
Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.
Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration,  trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations.  Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:
Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total
BTA	$ 228,571	$ 24,625	$ 11,260	$ 264,456
MUA	185,268	23,673	6,277	215,218
MUI	2,035,131	209,241	68,188	2,312,560
MYD	1,445,935	167,415	51,097	1,664,447
MQY	2,099,881	232,596	79,710	2,412,187
MYI	4,955,674	538,246	148,092	5,642,012
For the year ended July 31, 2024, the following table is a summary of each Fund’s TOB Trusts:
Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts(a)	Liability for TOB Trust Certificates(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BTA	$ 10,367,645	$ 5,313,595	3.64% — 3.91%	$ 6,361,701	4.16%
MUA	8,327,560	4,500,000	3.64	5,207,748	4.13
MUI	94,835,686	51,489,875	3.59 — 3.91	56,403,897	4.10
MYD	95,531,001	51,338,092	3.64	41,958,765	3.97
MQY	133,528,893	63,654,530	3.59 — 3.75	59,957,735	4.02
MYI	281,768,861	135,164,982	3.61 — 3.76	139,702,227	4.04

(a)
The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB
Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

Notes to Financial Statements

Notes to Financial Statements  (continued)

(b)
TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB
Trust. If a Fund invests in a TOB Trust on a recourse basis, a Fund enters into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity
Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”).
As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at July 31, 2024, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at July 31, 2024.

5.
DERIVATIVE FINANCIAL INSTRUMENTS
The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”).  Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
6.
INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.
For such services, each Fund, except BTA and MUI, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:
	MUA	MYD	MQY	MYI
Investment advisory fees	0.55%	0.50%	0.50%	0.50%
For such services, BTA pays the Manager a monthly fee of 1.00% at an annual rate equal to a percentage of the average weekly value of the Fund’s net assets.
For such services, MUI pays the Manager a monthly fee of 0.55% of (i) the average daily value of MUI’s net assets and (ii) the proceeds of any outstanding debt securities and borrowings used for leverage.
For purposes of calculating these fees, with respect to each Fund other than BTA, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV.
For purposes of calculating this fee, with respect to BTA, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which includes liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares).
Distribution Fees:  MUA has entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of MUA common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BRIL will receive commissions with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of MUA’s common shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL. The commissions retained by BRIL during the period ended July 31, 2024 amounted to $0.
Expense Waivers and Reimbursements:  With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2026. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting

2024 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2024, the amounts waived were as follows:
Fund Name	Fees Waived and/or Reimbursed by the Manager
BTA	$ 4,510
MUA	36,813
MUI	37,420
MYD	9,678
MQY	32,742
MYI	20,399
The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2026. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the year ended July 31, 2024, there were no fees waived by the Manager pursuant to this arrangement.
With respect to each Fund (except BTA), effective May 1, 2024, the Manager voluntarily agreed to waive a portion of its investment advisory fee attributable to each Fund’s outstanding preferred shares for each month in which the monthly dividend on the Fund’s preferred shares exceeds the calculated value of the Fund’s gross monthly income attributable to investments from the proceeds of the Fund’s preferred shares (determined by multiplying the Fund’s gross monthly income by the ratio of (i) the liquidation preference of any outstanding preferred shares to (ii) total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). This voluntary waiver may be reduced or discontinued at any time without notice. In addition, each Fund (including BTA) received its pro rata portion of a one-time aggregate $2 million voluntary advisory fee waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2024, the amounts waived were as follows:
Fund Name	Fees Waived and/or Reimbursed by the Manager
BTA	$ 24,892
MUA	78,577
MUI	268,919
MYD	131,449
MQY	177,113
MYI	352,939
Directors and Officers:  Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.
Other Transactions: During the year ended July 31, 2024, MQY received a reimbursement of $6,492, from an affiliate, which is included in payment by affiliate in the Statements of Operations, related to an operating event.
7.
 PURCHASES AND SALES
For the year ended July 31, 2024, purchases and sales of investments, excluding short-term securities, were as follows:
Fund Name	Purchases	Sales
BTA	$ 54,767,879	$ 46,845,256
MUA	169,049,135	105,815,355
MUI	597,968,512	1,010,317,000
MYD	375,314,704	351,852,783
MQY	550,905,605	572,221,910
MYI	314,963,486	368,813,843
8.
INCOME TAX INFORMATION
It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’ s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.
Notes to Financial Statements

Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to non-deductible expenses were reclassified to the following accounts:
Fund Name	Paid-in Capital	Accumulated Earnings (Loss)
BTA	$ (15,246)	$ 15,246
MUA	(3,481)	3,481
MUI	(16,717)	16,717
MYD	(15,900)	15,900
MQY	(41,654)	41,654
MYI	(91,060)	91,060
The tax character of distributions paid was as follows:
Fund Name	Year Ended 07/31/24	Year Ended 07/31/23
BTA
Tax-exempt income	$ 9,284,761	$ 9,774,023
Ordinary income	22,564	210,220
Return of capital	1,041,279	209,790
	$ 10,348,604	$ 10,194,033
MUA
Tax-exempt income	$ 27,294,562	$ 24,562,045
Ordinary income	455,776	1,254,316
Long-term capital gains	—	6,857,840
Return of capital	3,070,135	1,169,737
	$ 30,820,473	$ 33,843,938
MUI
Tax-exempt income	$ 59,781,619	$ 52,912,972
Ordinary income	143,075	146,332
Return of capital	6,174,248	1,302,207
	$ 66,098,942	$ 54,361,511
MYD
Tax-exempt income	$ 34,323,276	$ 28,487,142
Ordinary income	32,694	193,876
Return of capital	2,584,211	3,240,481
	$ 36,940,181	$ 31,921,499
MQY
Tax-exempt income	$ 58,978,741	$ 52,651,647
Ordinary income	68,011	193,321
Return of capital	5,711,984	4,119,807
	$ 64,758,736	$ 56,964,775
MYI
Tax-exempt income	$ 49,982,149	$ 47,063,701
Ordinary income	3,696	70,038
Return of capital	6,058,522	328,022
	$ 56,044,367	$ 47,461,761
As of July 31, 2024, the tax components of accumulated earnings (loss) were as follows:
Fund Name	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
BTA	$ (13,025,803)	$ 2,073,368	$ (10,952,435)
MUA	(44,664,450)	(9,409,901)	(54,074,351)
MUI	(114,995,680)	36,621,076	(78,374,604)
MYD	(83,975,813)	30,164,605	(53,811,208)
MQY	(124,229,158)	53,033,979	(71,195,179)
MYI	(79,028,928)	49,878,703	(29,150,225)

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, amortization methods for premiums on fixed income securities, treatment of residual interests in tender option bond trusts, the accrual of income on securities in default and the deferral of compensation to directors.

2024 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

As of July 31, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BTA	$ 221,286,249	$ 8,214,338	$ (5,532,204)	$ 2,682,134
MUA	650,875,872	29,717,607	(36,993,759)	(7,276,152)
MUI	1,446,801,741	44,034,286	(2,869,693)	41,164,593
MYD	769,461,546	37,359,372	(4,164,432)	33,194,940
MQY	1,336,260,863	63,416,227	(5,842,570)	57,573,657
MYI	1,128,307,918	58,177,303	(4,127,955)	54,049,348
9.
PRINCIPAL RISKS
In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments.
The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.
A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.
As short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.
The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.
TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.
Illiquidity Risk: Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which a Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.
Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.
Valuation Risk: The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund,
Notes to Financial Statements

Notes to Financial Statements  (continued)

and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.
Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.
Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.
Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.
The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates during a period of historically low interest rates. The Federal Reserve has raised the federal funds rate as part of its efforts to address inflation. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Funds’ performance.
The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.
10.
 CAPITAL SHARE TRANSACTIONS
Each Fund, except for BTA, is authorized to issue 200 million shares, all of which were initially classified as Common Shares. BTA is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10, except for BTA, which is $0.001. The par value for each Fund’s Preferred Shares outstanding is $0.10, except for BTA, which is $0.001. Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.
Common Shares
For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:
	Year Ended
Fund Name	07/31/24	07/31/23
BTA	—	2,033
MUA	—	13,454

2024 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

For the year ended July 31, 2024, shares issued and outstanding remained constant for BTA.
The Funds participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2022 through November 30, 2023, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2022, subject to certain conditions. From December 1, 2023 through November 30, 2024, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2023, subject to certain conditions. The Repurchase Program has an accretive effect as shares are purchased at a discount to the Fund’s NAV. There is no assurance that the Funds will purchase shares in any particular amounts.   For the year ended July 31, 2024 and year ended July 31, 2023, BTA did not repurchase any shares.  For the year ended July 31, 2023, MUA did not repurchase any shares.
The total cost of the shares repurchased is reflected in each Fund’s  Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs, were as follows:
	MUA
	Shares	Amounts
Year Ended July 31, 2024	217,660	$ 1,967,553

	MUI
	Shares	Amounts
Year Ended July 31, 2024	875,847	$ 9,262,292
Year Ended July 31, 2023	1,002,979	11,621,508

	MYD
	Shares	Amounts
Year Ended July 31, 2024	676,815	$ 6,452,972
Year Ended July 31, 2023	509,369	5,377,139

	MQY
	Shares	Amounts
Year Ended July 31, 2024	799,712	$ 8,490,029
Year Ended July 31, 2023	609,349	7,063,733

	MYI
	Shares	Amounts
Year Ended July 31, 2024	1,038,509	$ 10,490,104
Year Ended July 31, 2023	644,921	7,043,454
MUA has filed a prospectus with the SEC allowing it to issue an additional 5,500,000 Common Shares through a Shelf Offering. Under the Shelf Offering, MUA, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above the Fund’s NAV per Common Share (calculated within 48 hours of pricing). As of year end, 4,767,963 Common Shares remain available for issuance under the Shelf Offering. For the year ended July 31, 2024, Common Shares issued and outstanding under the Shelf Offering remained constant. See Additional Information - Shelf Offering Program for additional information.
Initial costs incurred by MUA in connection with its Shelf Offering are recorded as “Deferred offering costs” in the Statements of Assets and Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid-in-capital. Any remaining deferred charges at the end of the Shelf Offering period will be charged to expense.
Preferred Shares
A Fund’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.
Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.
Notes to Financial Statements

Notes to Financial Statements  (continued)

VRDP Shares
The Funds (for purposes of this section, each a “VRDP Fund”) have issued Series W-7 VRDP Shares and Series W-7A VRDP Shares, as applicable, each $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:
Fund Name	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BTA	10/29/15	760	$ 76,000,000	11/01/45
MUA	12/15/21	1,750	175,000,000	12/15/51
MUI	04/07/22	2,871	287,100,000	04/07/52
	04/11/22	2,746	274,600,000	04/07/52
MYD	06/30/11	2,514	251,400,000	07/01/41
MQY(a)	04/19/21	2,251	225,100,000	10/01/41
	06/05/24	2,252	225,200,000	06/01/54
MYI	05/19/11	3,564	356,400,000	06/01/41

(a)
On June 5, 2024, MQY issued 2,252 Series W-7A VRDP Shares and used the proceeds of the issuance to redeem 2,252 Series W-7 VRDP Shares. Accordingly, MQY currently has outstanding 2,252 Series W-7A VRDP Shares and 2,251 Series W-7 VRDP Shares.

Redemption Terms: A VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, a VRDP Fund is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.
Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Fund. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.
Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Fund and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:
	BTA	MUA	MUI	MYD	MQY	MYI
Expiration date	11/30/24	04/29/25	11/30/24	11/30/24	06/04/25	07/06/25
The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Fund is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.
Remarketing: A VRDP Fund may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations.  During any special rate period (as described below), a VRDP Fund may incur nominal or no remarketing fees.
Ratings: As of period end, the VRDP Shares were assigned the following ratings:
Fund Name	Moody’s Investors Service, Inc. Long-Term Ratings	Moody’s Investors Service, Inc. Short-Term Ratings	Fitch Ratings, Inc. Long-Term Ratings	S&P Global Short-Term Ratings
BTA	Aa2	N/A	A	N/A
MUA	Aa2	P-1	N/A	A-1
MUI	Aa1	N/A	AA	N/A
MYD	Aa1	N/A	AA	N/A
MQY	Aa1	P-1	AA	A-1+
MYI	Aa1	N/A	AA	N/A
Any short-term ratings on VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s and S&P Global Ratings. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

2024 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

Special Rate Period:   A VRDP Fund has commenced a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. As of period end, the following VRDP Funds have commenced/are set to commence a special rate period:
Fund Name	Commencement Date	Expiration Date as of Period Ended 07/31/24
BTA	10/29/15	11/15/24
MUI	04/07/22	11/15/24
MYD	04/17/14	11/15/24
MYI	06/22/22	06/18/25
The following VRDP Funds were in a special rate period that terminated during the reporting period:
Fund Name	Commencement Date	Termination Date
MUA	12/15/21	04/10/24
MQY	10/22/15	06/05/24
Prior to the expiration date, the VRDP Fund and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.
During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Fund on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Fund is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Fund will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Fund will pay nominal or no fees to the liquidity provider and remarketing agent.
Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.
For the year ended July 31, 2024, the annualized dividend rate for the VRDP Shares were as follows:
	BTA	MUA	MUI	MYD	MQY	MYI
Dividend rates	4.37%	4.24%	4.37%	4.37%	4.18%	4.39%
For the year ended July 31, 2024, VRDP Shares issued and outstanding of each VRDP Fund remained constant.
During the year ended July 31, 2024, MQY issued 2,252 Series W-7A VRDP Shares and used the proceeds of the issuance to redeem 2,252 Series W-7 VRDP Shares.
Offering Costs: The Funds incurred costs in connection with the issuance of VRDP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP Shares with the exception of any upfront fees paid by a VRDP Fund to the liquidity provider which, if any, were amortized over the life of the liquidity agreement.  Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.
Financial Reporting: The VRDP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:
Fund Name	Dividends	Deferred Offering Costs Amortization
BTA	$ 3,322,363	$ 16,073
MUA	7,427,197	5,483
MUI	24,544,872	16,794
MYD	10,985,360	16,058
MQY	18,827,343	59,489
MYI	15,652,113	29,545
Notes to Financial Statements

Notes to Financial Statements  (continued)

11.
SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Funds’  financial statements was completed through the date the financial statements were issued and the following items were noted:
The Funds declared and paid or will pay distributions to Common Shareholders as follows:
Fund Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
BTA	08/01/24	08/15/24	09/03/24	$ 0.043500
	09/03/24	09/16/24	10/01/24	0.043500
	09/12/24	10/15/24	11/01/24	0.049500
MUA	08/01/24	08/15/24	09/03/24	0.055500
	09/03/24	09/16/24	10/01/24	0.055500
	09/12/24	10/15/24	11/01/24	0.055500
MUI	08/01/24	08/15/24	09/03/24	0.055000
	09/03/24	09/16/24	10/01/24	0.055000
	09/12/24	10/15/24	11/01/24	0.055000
MYD	08/01/24	08/15/24	09/03/24	0.052500
	09/03/24	09/16/24	10/01/24	0.052500
	09/12/24	10/15/24	11/01/24	0.054500
MQY	08/01/24	08/15/24	09/03/24	0.058000
	09/03/24	09/16/24	10/01/24	0.058000
	09/12/24	10/15/24	11/01/24	0.058000
MYI	08/01/24	08/15/24	09/03/24	0.055500
	09/03/24	09/16/24	10/01/24	0.055500
	09/12/24	10/15/24	11/01/24	0.055500
The Funds declared and paid or will pay distributions to Preferred Shareholders as follows:
	Preferred Shares(a)
Fund Name	Shares	Series	Declared
BTA	VRDP	W-7	$ 290,461
MUA	VRDP	W-7	550,485
MUI	VRDP	W-7	708,572
MYD	VRDP	W-7	960,815
MQY	VRDP	W-7	708,081
	VRDP	W-7A	708,396
MYI	VRDP	W-7	1,378,177

(a)	Dividends declared for period August 1, 2024 to August 31, 2024.
On August 7, 2024, MUI redeemed 3,763 Series W-7 VRDP Shares at a redemption price equal to the liquidation preference of $100,000 per share. On September 13, 2024, MUI announced that it intends to redeem the remaining 1,854 Series W-7 VRDP Shares on September 27, 2024.
Effective August 26, 2024, MUA is no longer actively engaged in a Shelf Offering and has no effective registration statement or current prospectus for the sale of Common Shares.

2024 BlackRock Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees/Directors of BlackRock Long-Term Municipal Advantage Trust, BlackRock MuniAssets Fund, Inc., BlackRock Municipal Income Fund, Inc., BlackRock MuniYield Fund, Inc., BlackRock MuniYield Quality Fund, Inc., and BlackRock MuniYield Quality Fund III, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of BlackRock Long-Term Municipal Advantage Trust, BlackRock MuniAssets Fund, Inc., BlackRock Municipal Income Fund, Inc., BlackRock MuniYield Fund, Inc., BlackRock MuniYield Quality Fund, Inc., and BlackRock MuniYield Quality Fund III, Inc. (the “Funds”), including the schedules of investments, as of July 31, 2024, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the two years in the period then ended, the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2024, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Fund	Financial Highlights
BlackRock Long-Term Municipal Advantage Trust, BlackRock MuniAssets Fund, Inc., BlackRock Municipal Income Fund, Inc., BlackRock MuniYield Fund, Inc., and BlackRock MuniYield Quality Fund, Inc.	For each of the two years in the period ended July 31, 2024, for the period from May 1, 2022 through July 31, 2022, and for each of the three years in the period ended April 30, 2022
BlackRock MuniYield Quality Fund III, Inc.	For each of the five years in the period ended July 31, 2024
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2024, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Boston, Massachusetts
September 20, 2024
We have served as the auditor of one or more BlackRock investment companies since 1992.
Report of Independent Registered Public Accounting Firm

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as tax-exempt interest dividends for the fiscal year ended July 31, 2024:
Fund Name	Exempt-Interest Dividends
BTA	$ 8,700,126
MUA	25,160,813
MUI	55,822,051
MYD	31,922,267
MQY	54,812,391
MYI	46,293,217
The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended July 31, 2024:
Fund Name	Interest Dividends
BTA	$ 22,564
MUA	455,776
MUI	143,075
MYD	32,694
MQY	68,011
MYI	3,696
The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended July 31, 2024:
Fund Name	Interest- Related Dividends
BTA	$ 22,564
MUA	455,776
MUI	143,075
MYD	32,694
MQY	68,011
MYI	3,696

2024 BlackRock Annual Report to Shareholders

Disclosure of Investment Advisory Agreements

The Boards of Directors/Trustees, as applicable (collectively, the “Board,” the members of which are referred to as “Board Members”) of BlackRock Long-Term Municipal Advantage Trust (“BTA”), BlackRock MuniAssets Fund, Inc. (“MUA”), BlackRock Municipal Income Fund, Inc. (“MUI”), BlackRock MuniYield Fund, Inc. (“MYD”), BlackRock MuniYield Quality Fund, Inc. (“MQY”), and BlackRock MuniYield Quality Fund III, Inc. (“MYI”) (collectively, the “Funds” and each, a “Fund”) met on May 3, 2024 (the “May Meeting”) and June 6-7, 2024 (the “June Meeting”) to consider the approval to continue the investment advisory agreements (the “Advisory Agreements” or the “Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.
The Approval Process
Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board members who are not “interested persons” of each Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information regarding the renewal of the Agreements. In considering the renewal of the Agreements, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.
During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ investment performance analyses, and the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.
Prior to and in preparation for the May Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.
At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the June Meeting, and such responses were reviewed by the Board Members.
At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.
The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.
Disclosure of Investment Advisory Agreements

Disclosure of Investment Advisory Agreements (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.
The Board considered, among other factors, with respect to BlackRock: the experience of each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.
In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, registration statements in connection with MUA’s equity shelf program, and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.
B.  The Investment Performance of each Fund
The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the May Meeting. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2023, as compared to its Performance Peers. The performance information is based on net asset value (“NAV”), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV.  Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and certain performance metrics (“Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.
In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.
The Board reviewed and considered BTA’s performance relative to BTA’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BTA generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BTA, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered MUA’s performance relative to MUA’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MUA generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MUA, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered MUI’s performance relative to MUI’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MUI generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MUI, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered MYD’s performance relative to MYD’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MYD generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MYD, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered MQY’s performance relative to MQY’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MQY generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MQY, and that BlackRock has explained its rationale for this belief to the Board.

2024 BlackRock Annual Report to Shareholders

Disclosure of Investment Advisory Agreements (continued)

The Board reviewed and considered MYI’s performance relative to MYI’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MYI generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MYI, and that BlackRock has explained its rationale for this belief to the Board.
C.  Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund
The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for each Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).
The Board received and reviewed statements relating to BlackRock’s financial condition.  The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2023 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.
The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.
 The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.
The Board noted that BTA’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile relative to the Expense Peers. The Board also noted that BlackRock has agreed to, and BTA will receive the benefit of its pro rata portion of, a one-time voluntary advisory fee waiver pursuant to which BlackRock will be waiving an aggregate of $2 million of advisory fees with respect to certain BlackRock-advised municipal closed-end funds.
 The Board noted that MUA’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to the implementation of a voluntary advisory fee waiver, effective as of May 1, 2024, pursuant to which BlackRock will waive a portion of its advisory fee attributable to MUA’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of MUA’s gross monthly income attributable to investments from the proceeds of the preferred shares. In addition, the Board also noted that BlackRock has agreed to, and MUA will receive the benefit of its pro rata portion of, a one-time voluntary advisory fee waiver pursuant to which BlackRock will be waiving an aggregate of $2 million of advisory fees with respect to certain BlackRock-advised municipal closed-end funds.
The Board noted that MUI’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and third quartiles, respectively, relative to the Expense Peers. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to the implementation of a voluntary advisory fee waiver, effective as of May 1, 2024, pursuant to which BlackRock will waive a portion of its advisory fee attributable to MUI’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of MUI’s gross monthly income attributable to investments from the proceeds of the preferred shares. In addition, the Board also noted that BlackRock has agreed to, and MUI will receive the benefit of its pro rata portion of, a one-time voluntary advisory fee waiver pursuant to which BlackRock will be waiving an aggregate of $2 million of advisory fees with respect to certain BlackRock-advised municipal closed-end funds.
The Board noted that MYD’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to the implementation of a voluntary advisory fee waiver, effective as of May 1, 2024, pursuant to which BlackRock will waive a portion of its advisory fee attributable to MYD’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of MYD’s gross monthly income attributable to investments from the proceeds of the preferred shares. In addition, the Board also noted that BlackRock has agreed to, and MYD will receive the benefit of its pro rata portion
Disclosure of Investment Advisory Agreements

Disclosure of Investment Advisory Agreements (continued)

of, a one-time voluntary advisory fee waiver pursuant to which BlackRock will be waiving an aggregate of $2 million of advisory fees with respect to certain BlackRock-advised municipal closed-end funds.
The Board noted that MQY’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to the implementation of a voluntary advisory fee waiver, effective as of May 1, 2024, pursuant to which BlackRock will waive a portion of its advisory fee attributable to MQY’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of MQY’s gross monthly income attributable to investments from the proceeds of the preferred shares. In addition, the Board also noted that BlackRock has agreed to, and MQY will receive the benefit of its pro rata portion of, a one-time voluntary advisory fee waiver pursuant to which BlackRock will be waiving an aggregate of $2 million of advisory fees with respect to certain BlackRock-advised municipal closed-end funds.
The Board noted that MYI’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to the implementation of a voluntary advisory fee waiver, effective as of May 1, 2024, pursuant to which BlackRock will waive a portion of its advisory fee attributable to MYI’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of MYI’s gross monthly income attributable to investments from the proceeds of the preferred shares. In addition, the Board also noted that BlackRock has agreed to, and MYI will receive the benefit of its pro rata portion of, a one-time voluntary advisory fee waiver pursuant to which BlackRock will be waiving an aggregate of $2 million of advisory fees with respect to certain BlackRock-advised municipal closed-end funds.
D.  Economies of Scale
The Board, including the Independent Board Members, considered the extent to which any economies of scale might benefit each Fund in a variety of ways as the assets of each Fund increase.  The Board considered multiple factors, including the advisory fee rate and breakpoints, and fee waivers, as applicable. The Board considered each Fund’s asset levels and whether the current fee was appropriate.
Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception. The Board noted that although MUA may from time-to-time make additional share offerings pursuant to its equity shelf program, the growth of MUA’s assets will occur primarily through the appreciation of its investment portfolio.
E.  Other Factors Deemed Relevant by the Board Members
The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.
In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.
The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and efforts to reduce fund discounts, including continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.
Conclusion
At the June Meeting, in a continuation of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2025. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

2024 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks

Recent Changes
The following information is a summary of certain changes since July 31, 2023. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.
During each Fund’s most recent fiscal year, there were no material changes in the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Fund.
Investment Objectives and Policies
BlackRock Long-Term Municipal Advantage Trust (BTA)
The Fund’s investment objective is to provide current income exempt from regular Federal income tax. Under normal market conditions, the Fund invests at least 80% of its total assets in municipal bonds, municipal securities and derivative instruments with exposure to such bonds and securities, in each case that are expected to pay interest or income that is exempt from regular Federal income tax. BlackRock Advisors, LLC (the “Manager”) will not conduct its own analysis of the tax status of the interest or income paid by these instruments, but will rely on the opinion of counsel to the issuer of each such instrument. The Fund may invest directly in securities or synthetically through the use of derivatives. Substantially all of the municipal bonds owned by the Fund are rated below investment grade; however, because the Fund has economic exposure to additional municipal bonds through its ownership of residual interest tender option bonds, at least 50% of the Fund’s economic exposure to investment securities is to municipal bonds rated investment grade quality. Economic exposure to municipal bonds refers to bonds owned by the Fund and bonds to which the Fund is exposed through the ownership of residual interest tender option bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (“Baa” or “BBB” or better by Moody’s Investor Service Inc. (“Moody’s”), S&P Global Ratings (“S&P”), Fitch Ratings, Inc. (“Fitch”)) or are unrated but judged to be of comparable quality by the Manager. Municipal bonds rated “Baa” by Moody’s are investment grade, but Moody’s considers municipal bonds rated “Baa” to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of municipal bonds that are rated “BBB” or “Baa” (or that have equivalent ratings) to make principal and interest payments than is the case for issues of higher grade municipal bonds.
Under normal market conditions, up to 50% of the Fund’s economic exposure to investment securities may be to municipal bonds that are rated, at the time of investment, as low as “C” by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Manager. Bonds of below investment grade quality (“Ba/BB” or below) are commonly referred to as “junk bonds.” Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.
These credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issuer. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies.
Under normal market conditions, the Fund intends for its bond portfolio to consist primarily of long-term bonds (meaning bonds with a maturity of 10 years or more). Under normal market conditions, the Fund’s municipal bond portfolio will have a dollar-weighted average maturity of greater than 10 years. In comparison to maturity (which is the date on which the issuer of a debt instrument is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Duration differs from maturity in that it takes into account a security’s yield, coupon payments and its principal payments in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration.
The Fund may invest in residual interest municipal tender option bonds, which are derivative interests of municipal bonds. The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly and in tax-exempt preferred shares that pay dividends exempt from Federal income tax.
The Fund invests in municipal bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the Manager’s opinion, reflect their true creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to, electrical utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, but not limited to, hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Fund’s investment in underrated or undervalued municipal bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gains distributions subject to Federal capital gains taxation.
The Fund may purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. Insurance generally is obtained from insurers with a claims-paying ability rated “Aaa” by Moody’s or “AAA” by S&P or Fitch. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the Fund’s common shares. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

During temporary defensive periods (e.g., times when, in Manager’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep the Fund’s cash fully invested, the Fund may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objective under these circumstances. The Fund intends to invest in taxable short-term investments only if suitable tax-exempt short-term investments are not available at reasonable prices and yields. If the Fund invests in taxable short-term investments, a portion of your dividends would be subject to regular Federal income tax.
The Fund cannot change its investment objective without the approval of the holders of a majority of its outstanding common shares and preferred, voting together as a single class, and of the holders of a majority of the Fund’s outstanding preferred shares voting as a separate class. A “majority of the outstanding” means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (2) more than 50% of the shares, whichever is less.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund may invest in securities the potential return of which is based on the change in a specified interest rate or equity index.
The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to its investment restrictions.
BlackRock MuniAssets Fund, Inc. (MUA)
The Fund’s investment objective is to provide high current income exempt from Federal income taxes by investing primarily in a portfolio of medium to lower grade or unrated municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets, except during temporary defensive periods, in a portfolio of obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities paying interest which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes (“Municipal Bonds”). The Fund at all times, except during temporary defensive periods, will maintain at least 65% of its assets in Municipal Bonds which are rated in any one of the medium and lower rating categories of a nationally recognized statistical rating organization or are unrated. These ratings are currently Baa (Moody’s Investor Service Inc. (“Moody’s”)) or BBB (S&P Global Ratings (“S&P”) and Fitch Ratings, Inc. (“Fitch”)) or lower. These are fundamental policies of the Fund and, therefore, may not be changed without the approval of a majority of the Fund’s outstanding common stock and the outstanding preferred stock, including the Fund’s outstanding Variable Rate Demand Preferred Shares (the “VRDP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred stock, including the VRDP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less. The Fund may invest directly in securities or synthetically through the use of derivatives. The Fund is not intended as, and you should not construe it to be, a complete investment program. There can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment program will be successful.
The Fund has the authority to invest as much as 35% of its total assets in Municipal Bonds in the higher rating categories of nationally recognized statistical rating organizations (ratings of A or higher by Moody’s, S&P or Fitch or comparable unrated securities). In addition, the Fund reserves the right to temporarily invest more than 20% of its total assets in short-term municipal securities, or short-term taxable money market securities (including commercial paper, certificates of deposit and repurchase agreements) for defensive purposes when, in the opinion of BlackRock Advisors, LLC (the “Manager”), prevailing market or financial conditions warrant. The Fund does not invest more than 25% of its total assets (taken at market value) in Municipal Bonds whose issuers are located in the same state. “Total assets” of the Fund means the Fund’s net assets plus the amount of any borrowings for investment purposes.
Ordinarily, the Fund does not intend to realize significant interest income that is subject to Federal income taxes. However, the Fund may invest all or a portion of its assets in certain tax-exempt securities classified as “private activity bonds” (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to a Federal alternative minimum tax.
The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes (“Non-Municipal Tax-Exempt Securities”), which could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income taxes. From time to time, the Fund may realize taxable capital gains.
Investments in lower rated Municipal Bonds generally provide a higher yield and are less affected by interest rate fluctuations than higher rated tax-exempt securities of similar maturity but are subject to greater overall market risk and are also subject to a greater degree of risk with respect to the ability of the issuer to meet its principal and interest obligations.

2024 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

The Fund seeks to reduce risk through investing in multiple issuers, credit analysis and monitoring of current developments regarding the obligor and trends in both the economy and financial markets. The Manager will use various means to research the stability and/or potential for improvement of various municipal issuers in connection with the proposed purchase of their securities by the Fund. Evaluation of each Municipal Bond may include the analysis of financial performance, debt structure, economic factors and the administrative structure of the issuer. Additionally, the priority of liens and the overall structure of the particular issue may be factors that will determine suitability for purchase. Further investigation may be performed and may include, among other things, discussions with project management, corporate officers and industry experts as well as site inspections, area analysis, and project and financial projection analysis. All purchases and sales also may be subject to the review of market data, economic projections and the performance of the financial markets. Certain economic indicators also may be monitored. Additionally, the Manager will vary the average maturity of the Fund’s portfolio securities based upon its assessment of economic and market conditions.
Leverage: The Fund currently leverages its assets through the use of VRDP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. The Fund currently does not intend to borrow money or issue debt securities. Although it has no present intention to do so, the Fund reserves the right to borrow money from banks or other financial institutions, or issue debt securities, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities. Any such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund’s investment objective and policies.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.
BlackRock Municipal Income Fund, Inc. (MUI)
The Fund’s investment objective is to provide common stockholders with high current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including assets acquired from the sale of preferred stock) plus the amount of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“Municipal Bonds”). The Fund may invest directly in securities or synthetically through the use of derivatives. The Fund’s investment objective and its policy of investing at least 80% of its net assets (including assets acquired from the sale of preferred stock) plus the amount of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding common stock and the outstanding preferred stock, including the Fund’s outstanding Series W-7 Variable Rate Demand Preferred Shares (“VRDP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred stock, including the VRDP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the stock present at a meeting, if the holders of more than 50% of the outstanding stock are present or represented by proxy, or (2) more than 50% of the outstanding stock, whichever is less.
There can be no assurance that the Fund’s investment objective will be realized.
The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in PABs. The Fund expects that a portion of the interest or income it produces will be includable in alternative minimum taxable income.
Under normal market conditions, the Fund invests at least 75% of its total assets in a portfolio of Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody’s Investor Service Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings (“Fitch”) (currently AAA, AA, A and BBB). In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F- 1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A- 1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.
The Fund may invest up to 25% of its total assets in Municipal Bonds that are rated below Baa by Moody’s or below BBB by S&P or Fitch or, if unrated, are considered by the Manager to possess similar credit characteristics. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The Fund does not intend to purchase Municipal Bonds that are in default or which the Manager believes will soon be in default. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.
The Fund may invest 25% or more of its total assets in tax exempt securities of issuers in the industries comprising the same economic sector, such as hospitals or life care facilities and transportation-related issuers. However, the Fund will not invest 25% or more of its total assets in any one of the industries comprising an economic sector. In addition, a substantial part of the Fund’s portfolio may be comprised of securities credit enhanced by banks, insurance companies or companies with similar characteristics. Emphasis on these sectors may subject the Fund to certain risks.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

If a percentage restriction on investment policies is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.
The value of bonds and other fixed income obligations may fall when interest rates rise and rise when interest rates fall. In general, bonds and other fixed income obligations with longer maturities will be subject to greater volatility resulting from interest rate fluctuations than will similar obligations with shorter maturities. “Duration” measures the sensitivity of a security’s price to changes in interest rates. Unlike final maturity, duration takes account of all payments made over the life of the security. Typically, with a 1% change in interest rates, an investment’s value may be expected to move in the opposite direction approximately 1% for each year of its duration. The greater a portfolio’s duration, the greater the change in the portfolio’s value in response to changes in interest rates. The Manager increases or reduces the Fund’s portfolio duration based on its interest rate outlook. When the Manager expects interest rates to fall, it attempts to maintain a longer portfolio duration. When the Manager expects interest rates to increase, it attempts to shorten the portfolio’s duration. Generally, as is the case with any investment grade fixed income obligations, Municipal Bonds with longer maturities tend to produce higher yields. Under normal market conditions, however, such yield-to-maturity increases tend to decline in the longer maturities (i.e., the slope of the yield curve flattens). At the same time, due to their longer exposure to interest rate risk, prices of longer term obligations are subject to greater market fluctuations as a result of changes in interest rates. Based on the foregoing premises, the Manager believes that the yield and price volatility characteristics of an intermediate duration portfolio generally offer an attractive trade-off between return and risk. There may be market conditions, however, where an intermediate duration portfolio may be less attractive due to the fact that the Municipal Bond yield curve changes from time to time depending on supply and demand forces, monetary and tax policies and investor expectations. As a result, there may be situations where investments in individual Municipal Bonds with longer durations may be more attractive than individual intermediate duration Municipal Bonds.
For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income.
The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be modified by the Fund’s Board of Directors without the approval of the Fund’s stockholders. The Fund is also authorized to invest in indexed and inverse floating obligations for hedging purposes and to seek to enhance return.
Certain Municipal Bonds may be entitled to the benefits of letters of credit or similar credit enhancements issued by financial institutions. In such instances, the Board of Directors of the Fund and the Manager will take into account, in assessing the quality of such bonds, both the creditworthiness of the issuer of such bonds and the creditworthiness of the financial institution that provides the credit enhancement.
The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes (“Non-Municipal Tax Exempt Securities”). Non- Municipal Tax Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law. Non-Municipal Tax Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. While the Fund receives opinions of legal counsel to the effect that the income from the Non-Municipal Tax Exempt Securities in which the Fund invests is excludable from gross income for federal income tax purposes to the same extent as the underlying Municipal Bonds, the Internal Revenue Service (“IRS”) has not issued a ruling on this subject. Were the IRS to issue an adverse ruling or take an adverse position with respect to the taxation of these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains. Interest received on certain otherwise tax exempt securities that are classified as “private activity bonds” (in general, bonds that benefit non-governmental entities) may be subject to a federal alternative minimum tax. The percentage of the Fund’s total assets invested in “private activity bonds” will vary from time to time. Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VRDP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
BlackRock MuniYield Fund, Inc. (MYD)
The Fund’s investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“Municipal Bonds”). The Fund may invest directly in securities or synthetically through the use of derivatives. The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended). There can be no assurance that the Fund’s investment objective will be realized.

2024 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit nongovernmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund also will not invest more than 25% of its total assets (taken at market value at the time of each investment) in Municipal Bonds whose issuers are located in the same state.
Under normal market conditions, the Fund expects to invest at least 75% of its total assets in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), Standard & Poor’s (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings (“Fitch”) (currently AAA, AA, A and BBB). In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s; and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, BlackRock Advisors, LLC (the “Manager”) takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.
The Fund also may invest up to 25% of its total assets in Municipal Bonds that are rated below Baa by Moody’s or below BBB by S&P or Fitch or, if unrated, are considered by the Manager to possess similar credit characteristics. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The Fund does not intend to purchase Municipal Bonds that are in default or which the Manager believes will soon be in default. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.
All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
The Fund intends to invest primarily in long-term Municipal Bonds with maturities of more than ten years. However, the Fund also may invest in intermediate term Municipal Bonds with maturities of between three years and ten years. The Fund also may invest from time to time in short-term Municipal Bonds with maturities of less than three years. The average maturity of the Fund’s portfolio securities will vary based upon the Manager’s assessment of economic and market conditions.
For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund’s stockholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.
The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes (“Non-Municipal Tax-Exempt Securities”). Non Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.
Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may hedge all or a portion of its portfolio of investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund may invest in securities pursuant to repurchase agreements. The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to its investment restrictions.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

The Fund is authorized to borrow money in amounts of up to 5% of the value of its assets at the time of such borrowings.
BlackRock MuniYield Quality Fund, Inc. (MQY)
The Fund’s investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“Municipal Bonds”). The Fund may invest directly in securities or synthetically through the use of derivatives. The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended). There can be no assurance that the Fund’s investment objective will be realized.
The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non- governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund also will not invest more than 25% of its total assets (taken at market value at the time of each investment) in Municipal Bonds whose issuers are located in the same state.
The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.
All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by BlackRock Advisors, LLC (the “Manager”). The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.
For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund’s stockholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.
The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. If the Internal Revenue Service were to issue any adverse ruling or take an adverse position with respect to the taxation on these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.
Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. The Fund currently does not intend to borrow money or issue debt securities. Although it has no present intention to do so, the Fund reserves the right to borrow money from banks or other financial institutions, or issue debt securities, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares.

2024 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.
BlackRock MuniYield Quality Fund III, Inc. (MYI)
The Fund’s investment objective is to provide stockholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“Municipal Bonds”). The Fund may invest directly in securities or synthetically through the use of derivatives. The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). There can be no assurance that the Fund’s investment objective will be realized.
The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund also will not invest more than 25% of its total assets (taken at market value at the time of each investment) in Municipal Bonds whose issuers are located in the same state.
Under normal market conditions, the Fund expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or are considered by BlackRock Advisors, LLC (the “Manager”) to be of comparable quality. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG 1 through MIG 3 for Moody’s and F1+ through F3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F1+ through F3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and Prime-3 for Moody’s; and BBB and F3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Fund or its stockholders against losses caused by declines in a bond’s market value. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.
The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated at the time of purchase Ba or below by Moody’s, BB or below by S&P or Fitch, or securities determined by the Manager to be of comparable quality. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.
All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.
The net asset value of the shares of common stock of a closed-end investment company, such as the Fund, which invests primarily in fixed income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as the Fund.
For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund’s stockholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.
The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

Fund’s investment restrictions and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. If the Internal Revenue Service were to issue any adverse ruling or take an adverse position with respect to the taxation on these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.
Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.
The Fund may purchase and sell futures contracts, enter into various interest rate transactions and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques. These derivative transactions may be used for duration management and other risk management purposes, subject to the Fund’s investment restrictions.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions. The Fund may enter into “dollar roll” transactions.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund may leverage its portfolio by entering into one or more credit facilities.
The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. Certain short-term borrowings (such as for cash management purposes) are not subject to the 1940 Act’s limitations on leverage if (i) repaid within 60 days, and (ii) not in excess of 5% of the Fund’s total assets.
Risk Factors
This section contains a discussion of the general risks of investing in each Fund. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. Each risk noted below is applicable to each Fund unless the specific Fund or Funds are noted in a parenthetical. The order of the below risk factors does not indicate the significance of any particular risk factor.
Investment and Market Discount Risk: An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Fund’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Fund should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund. During periods in which the Fund may use leverage, the Fund’s investment, market discount and certain other risks will be magnified.
Debt Securities Risk: Debt securities, such as bonds, involve risks, such as credit risk, interest rate risk, extension risk, and prepayment risk, each of which are described in further detail below:
•Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
•Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.
The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.
To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically

2024 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.
These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.
A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.
•Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.
•Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.
Municipal Securities Risks: Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Budgetary constraints of local, state, and federal governments upon which the issuers may be relying for funding may also impact municipal securities. These risks include:
•General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
•Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.
•Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. The Fund’s investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.
•Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
•Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.
•Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.
•Tax-Exempt Status Risk — The Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities.
Taxability Risk:The Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased U.S. federal income tax liabilities. Alternatively, the Fund might enter into an agreement with the IRS to pay an agreed upon amount in lieu of the IRS adjusting individual shareholders’ income tax liabilities. If the Fund agrees to enter into such an agreement, the Fund’s yield could be adversely affected. Further, shareholders at the time the Fund enters into such an agreement that were not shareholders when the dividends in question were paid would bear some cost for a benefit they did not receive. Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of municipal securities for investment by the Fund. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.
Insurance Risk: Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. However, insurance does not protect against losses caused by declines in a municipal security’s value. The Fund cannot be certain that any insurance company will make the payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.
High Yield Bonds Risk: Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.
U.S. Government Obligations Risk (MYI): Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States. In addition, circumstances
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Investment Objectives, Policies and Risks (continued)

could arise that could prevent the timely payment of interest or principal on U.S. Government obligations, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.
Variable Rate Demand Obligations Risk (MUI, MYD, MQY and MYI): Variable rate demand obligations are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.
When-Issued and Delayed Delivery Securities and Forward Commitments Risk (BTA): When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Defensive Investing Risk (BTA, MYD and MQY): For defensive purposes, the Fund may, as part of its proprietary volatility control process, allocate assets into cash or short-term fixed-income securities without limitation. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective. Further, the value of short-term fixed-income securities may be affected by changing interest rates and by changes in credit ratings of the investments. If the Fund holds cash uninvested it will be subject to the credit risk of the depositary institution holding the cash.
Repurchase Agreements and Purchase and Sale Contracts Risk (MUA and MYD): If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
Reverse Repurchase Agreements Risk (BTA, MYD and MYI): Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.
Dollar Rolls Risk (MYI): Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.
Sector Risk (MUI): Sector risk is the risk that the Fund’s concentration in the securities of companies in a specific market sector or industry will cause the Fund to be more exposed to the price movements of companies in and developments affecting that sector than a more broadly diversified fund. To the extent that the Fund concentrates its investments in a particular sector, there is the risk that the Fund will perform poorly during a downturn in that sector.
Leverage Risk: The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage.
The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Fund cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Fund employs may not be successful.
Leverage involves risks and special considerations for common shareholders, including:
•the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;
•the risk that fluctuations in interest rates or dividend rates on any leverage that the Fund must pay will reduce the return to the common shareholders;
•the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;
•leverage may increase operating costs, which may reduce total return.
Any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.
Derivatives Risk: The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:
•Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.
•Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Manager may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.
•Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.

2024 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

•Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
•Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.
•Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
•Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.
•Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.
•Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.
•Tax Risk  — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.
Indexed and Inverse Securities Risk (BTA, MYD, MQY and MYI): Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate
Tender Option Bonds Risk: The Fund’s participation in tender option bond transactions may reduce the Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on TOB Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Fund may invest special purpose trusts formed for the purpose of holding municipal bonds contributed by one or more funds (“TOB Trusts”) on either a non-recourse or recourse basis. If the Fund invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.
Illiquid Investments Risk: The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Investment Companies and ETFs Risk (BTA): Subject to the limitations set forth in the Investment Company Act of 1940, as amended, and the rules thereunder, the Fund may acquire shares in other investment companies and in exchange-traded funds (“ETFs”), some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).
The securities of other investment companies and ETFs in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Fund) will be diminished.
As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.
Preferred Securities Risk (BTA): Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

Risk of Investing in the United States: Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
An outbreak of an infectious coronavirus (COVID-19) that was first detected in December 2019 developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. Although vaccines have been developed and approved for use by various governments, the duration of the pandemic and its effects cannot be predicted with certainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.
Shareholder Activism: Shareholder activism involving closed-end funds has recently been increasing. Shareholder activism can take many forms, including engaging in public campaigns to demand that the Fund consider significant transactions such as a tender offer, merger or liquidation or to attempt to influence the Fund’s corporate governance and/or management, commencing proxy contests to attempt to elect the activists’ representatives or others to the Fund’s Board of Directors/Trustees (the “Board”), or to seek other actions such as a termination of the Fund’s investment advisory contract with its current investment manager or commencing litigation. If the Fund becomes the subject of shareholder activism, then management and the Board may be required to divert significant resources and attention to respond to the activist and the Fund may incur substantial costs defending against such activism if management and the Board determine that the activist’s demands are not in the best interest of the Fund. Further, the Fund’s share price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any shareholder activism.

2024 BlackRock Annual Report to Shareholders

Shareholder Update (unaudited)

The following information is presented for MUA, in conformance with annual reporting requirements for funds that have filed a shelf offering registration statement pursuant to General Instruction A.2 of Form N-2.
Summary of Expenses
The following table and example are intended to assist shareholders in understanding the various costs and expenses directly or indirectly associated with investing in MUA’s common shares.
MUA
Shareholder Transaction Expenses
Maximum sales load (as a percentage of offering price)(a)	1.00%
Offering expenses borne by the Fund (as a percentage of offering price)(a)	0.01%
Dividend reinvestment plan fees	$0.02 per share for open market purchases of common shares(b)
Estimated Annual Expenses (as a percentage of net assets attributable to common shares)
Investment advisory fees(c)(d)	0.78%
Other expenses	1.99
Miscellaneous	0.22
Interest expense(e)	1.77
Acquired fund fees and expenses(f)	0.02
Total annual expenses(f)	2.79
Fee waivers(d)	(0.01)
Total annual Fund operating expenses after fee waivers(d)	2.78
(a)If the common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses. Fund shareholders will pay all offering expenses involved with an offering.
(b)Computershare Trust Company, N.A. (the "Reinvestment Plan Agent") fees for the handling of the reinvestment of dividends will be paid by MUA. However, shareholders will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. Shareholders will also be charged a $0.02 per share fee if a shareholder directs the Reinvestment Plan Agent to sell the common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.
(c)MUA currently pays the Manager a monthly fee at an annual rate equal to 0.55% of the average daily value of the Fund’s net assets. For purposes of calculating these fees, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV.
(d)MUA and the Manager have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Manager has contractually agreed to waive the investment advisory fees with respect to any portion of MUA’s assets attributable to investments in any equity and fixed-income mutual funds and ETFs managed by the Manager or its affiliates that have a contractual management fee, through June 30, 2026. In addition, pursuant to the Fee Waiver Agreement, the Manager has contractually agreed to waive its investment advisory fees by the amount of investment advisory fees MUA pays to the Manager indirectly through its investment in money market funds managed by the Manager or its affiliates, through June 30, 2026. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by MUA (upon the vote of a majority of the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), of MUA (the “Independent Directors”)) or a majority of the outstanding voting securities of MUA), upon 90 days’ written notice by MUA to the Manager.
(e)Assumes the use of leverage in the form of tender option bond transactions and preferred shares representing 28% of managed assets, which is the total assets of MUA, including any assets attributable to VRDP Shares and TOB Trusts, if any, minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares), at an annual cost of leverage to MUA of 4.24%, which is based on current market conditions. The actual amount of interest expense borne by MUA will vary over time in accordance with the level of MUA’s use of tender option bond transactions and variations in market interest rates, as well as preferred shares transactions and changes to agreement terms with counterparties. Interest expense is required to be treated as an expense of MUA for accounting purposes.

MUA uses leverage to seek to enhance its returns to common shareholders. This leverage generally takes two forms: the issuance of VRDP Shares and investment in TOBs. Both forms of leverage benefit common shareholders if the cost of the leverage is lower than the returns earned by MUA when it invests the proceeds from the leverage. In order to help you better understand the costs associated with MUA’s leverage strategy, the total annual fund operating expenses after fee waivers (excluding interest expense) for are 0.99%, which is based on current market conditions. The actual amount of interest expense borne by MUA will vary over time in accordance with the level of MUA’s use of leverage and variations in market interest rates. Interest expense is required to be treated as an expense of MUA for accounting purposes.
(f)The total annual expenses do not correlate to the ratios to average net assets shown in MUA’s Financial Highlights for the year ended July 31, 2024, which do not include acquired fund fees and expenses.
The following example illustrates MUA’s expenses (including the sales load of $10.00 and offering costs of $0.16) that shareholders would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of 2.78% of net assets attributable to common shares and (ii) a 5% annual return:
	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$ 38	$ 96	$ 156	$ 318
The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. MUA’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
Shareholder Update

Shareholder Update (unaudited)(continued)

Share Price Data
The following table summarizes MUA’s highest and lowest daily closing market prices on the NYSE per common share, the NAV per common share, and the premium to or discount from NAV, on the date of each of the high and low market prices. The trading volume indicates the number of common shares traded on the NYSE during the respective quarters.
	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price
During Quarter Ended	High	Low	High	Low	High	Low	Trading Volume
July 31, 2024	$ 11.81	$ 10.87	$ 11.87	$ 11.41	(0.51)%	(4.73)%	4,288,887
April 30, 2024	11.37	10.78	11.54	11.45	(1.47)	(5.85)	5,171,240
January 31, 2024	11.30	9.05	11.50	10.08	(1.74)	(10.22)	8,337,831
October 31, 2023	10.16	8.72	11.22	10.07	(9.45)	(13.41)	6,395,358
July 31, 2023	10.47	9.90	11.46	11.14	(8.64)	(11.13)	4,057,996
April 30, 2023	11.48	10.20	11.75	11.30	(2.30)	(9.73)	5,156,069
January 31, 2023	11.38	9.57	11.75	10.67	(3.15)	(10.31)	13,493,691
October 31, 2022	13.18	9.54	12.53	10.61	5.19	(10.08)	6,794,394
As of July 31, 2024, MUA’s market price, NAV per Common Share, and premium/(discount) to NAV per Common Share were $11.52, $11.89, and (3.11)%, respectively.
Common shares of MUA have historically traded at both a premium and discount to NAV.
Shares of closed-end funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board might consider from time to time engaging in open-market repurchases, managed distribution plans, or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to the NAV.
Senior Securities
The following table sets forth information regarding MUA’s outstanding senior securities as of the end of each of MUA’s last ten fiscal years, as applicable.  MUA’s audited financial statements, including Deloitte & Touche LLP’s Report of Independent Registered Public Accounting Firm, and accompanying notes to financial statements, are included in this annual report.
Fiscal Year Ended	Total Amount Outstanding (000)	Asset Coverage	Liquidation Preference(a)	Average Market Value (000)	Type of Senior Security
July 31, 2024	$ 4,500	$ 141,427 (b)	$ N/A	$ 5,208 (c)	TOBs
July 31, 2024	175,000	354,586 (d)	100,000	N/A	VRDPShares
July 31, 2023	10,897	57,083 (b)	N/A	24,055 (c)	TOBs
July 31, 2023	175,000	334,645 (d)	100,000	N/A	VRDPShares
July 31, 2022	42,444	16,471 (b)	N/A	37,166 (c)	TOBs
July 31, 2022	175,000	321,536 (d)	100,000	N/A	VRDPShares
April 30, 2022	175,000	371,729 (e)	100,000	N/A	VRDPShares

(a)
Represents the amount to which a holder of preferred shares would be entitled upon the liquidation of VRDP Shares in preference to common shareholders, expressed as a dollar amount per preferred share.  VRDP Shares are considered debt of the issuer; therefore, the liquidation preference approximates fair value.

(b)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

(c)	Represents weighted average daily market value of TOBs.
(d)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000. Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act.

(e)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

2024 BlackRock Annual Report to Shareholders

Shareholder Update (unaudited)(continued)

Financial Highlights
The financial highlights table is intended to help the shareholder to understand MUA’s financial performance for the periods presented. Certain information reflects financial results for a single common share of MUA.
	MUA
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	04/30/19	04/30/18	04/30/17	04/30/16	04/30/15
Net asset value, beginning of year	$14.01	$14.07	$14.45	$14.12	$13.56
Net investment income(a)	0.67	0.68	0.70	0.72	0.73
Net realized and unrealized gain (loss)	0.12	(0.06)	(0.38)	0.35	0.59
Net increase (decrease) from investment operations	0.79	0.62	0.32	1.07	1.32
Distributions to Common Shareholders from net investment income(b)	(0.66)	(0.68)	(0.70)	(0.74)	(0.76)
Net asset value, end of year	$14.14	$14.01	$14.07	$14.45	$14.12
Market price, end of year	$14.98	$13.21	$14.82	$14.74	$14.22
Total Return Applicable to Common Shareholders(c)
Based on net asset value	5.97%	4.47%	2.23%	7.90%	10.11%
Based on market price	19.07%	(6.48)%	5.56%	9.30%	17.02%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.01%	0.93%	0.87%	0.81%	0.82%
Total expenses after fees waived and paid indirectly	1.01%	0.93%	0.87%	0.81%	0.82%
Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees andamortization of offering costs(d)	0.70%	0.69%	0.69%	0.70%	0.71%
Net investment income to Common Shareholders	4.77%	4.83%	4.93%	5.09%	5.24%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$509,645	$504,470	$505,306	$517,697	$505,341
Borrowings outstanding, end of year (000)	$71,659	$71,925	$67,507	$66,087	61,066
Portfolio turnover rate	19%	15%	11%	18%	22%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.
Shareholder Update

Automatic Dividend Reinvestment Plan

Pursuant to BTA, MUA, MUI, MYD, MQY and MYI’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.
After BTA, MUA, MUI, MYD, MQY and MYI declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value (“NAV”) per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.
You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.
Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.
The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.
Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BTA, MUI, MQY and MYI that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MUA and MYD that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 43006, Providence, RI 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 150 Royall Street, Suite 101, Canton, MA 02021.

2024 BlackRock Annual Report to Shareholders

Director and Officer Information

Independent Directors(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Director (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	68 RICs consisting of 103 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)
W. Carl Kester(d) 1951	Vice Chair of the Board (Since 2022) Director (Since 2007)
Baker Foundation Professor and George Fisher Baker Jr.
Professor of Business Administration, Emeritus, Harvard
Business School since 2022; George Fisher Baker Jr.
Professor of Business Administration, Harvard Business
School from 2008 to 2022; Deputy Dean for Academic
Affairs from 2006 to 2010; Chairman of the Finance Unit,
from 2005 to 2006; Senior Associate Dean and Chairman
of the MBA Program from 1999 to 2005; Member of the
faculty of Harvard Business School since 1981.
			70 RICs consisting of 105 Portfolios	None
Cynthia L. Egan(d) 1955	Director (Since 2016)
Advisor, U.S. Department of the Treasury from 2014 to
2015; President, Retirement Plan Services, for T. Rowe
Price Group, Inc. from 2007 to 2012; executive positions
within Fidelity Investments from 1989 to 2007.
			70 RICs consisting of 105 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non-Executive Vice Chair of the Board) (chemical products)
Lorenzo A. Flores 1964	Director (Since 2021)
Chief Financial Officer, Intel Foundry since 2024; Vice
Chairman, Kioxia, Inc. from 2019 to 2024; Chief Financial
Officer, Xilinx, Inc. from 2016 to 2019; Corporate
Controller, Xilinx, Inc. from 2008 to 2016.
			68 RICs consisting of 103 Portfolios	None
Stayce D. Harris 1959	Director (Since 2021)
Lieutenant General, Inspector General of the United States
Air Force from 2017 to 2019; Lieutenant General, Assistant
Vice Chief of Staff and Director, Air Staff, United States Air
Force from 2016 to 2017; Major General, Commander,
22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia
from 2014 to 2016; Pilot, United Airlines from 1990 to
2020.
			68 RICs consisting of 103 Portfolios	KULR Technology Group, Inc. in 2021; The Boeing Company (airplane manufacturer)
J. Phillip Holloman 1955	Director (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	68 RICs consisting of 103 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation); Vestis Corporation (uniforms and facilities services)
Director and Officer Information

Director and Officer Information (continued)
Independent Directors(a) (continued)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Catherine A. Lynch(d) 1961	Director (Since 2016)
Chief Executive Officer, Chief Investment Officer and
various other positions, National Railroad Retirement
Investment Trust from 2003 to 2016; Associate Vice
President for Treasury Management, The George
Washington University from 1999 to 2003; Assistant
Treasurer, Episcopal Church of America from 1995 to
1999.
			70 RICs consisting of 105 Portfolios	PennyMac Mortgage Investment Trust
Arthur P. Steinmetz(d) 1958	Director (Since 2023)
Consultant, Posit PBC (enterprise data science) since
2020; Director, ScotiaBank (U.S.) from 2020 to 2023;
Chairman, Chief Executive Officer and President of
OppenheimerFunds, Inc. from 2015, 2014 and 2013,
respectively to 2019; Trustee, President and Principal
Executive Officer of 104 OppenheimerFunds funds from
2014 to 2019; Portfolio manager of various
OppenheimerFunds fixed income mutual funds from
1986 to 2014.
			70 RICs consisting of 105 Portfolios	Trustee of 104 Oppenheimer Funds funds from 2014 to 2019

Interested Directors(a)(e)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Robert Fairbairn 1965	Director (Since 2018)
Vice Chairman of BlackRock, Inc. since 2019; Member of
BlackRock’s Global Executive and Global Operating
Committees; Co-Chair of BlackRock’s Human Capital
Committee; Senior Managing Director of BlackRock, Inc.
from 2010 to 2019; oversaw BlackRock’s Strategic Partner
Program and Strategic Product Management Group from
2012 to 2019; Member of the Board of Managers of
BlackRock Investments, LLC from 2011 to 2018; Global
Head of BlackRock’s Retail and iShares® businesses from
2012 to 2016.
			96 RICs consisting of 271 Portfolios	None
John M. Perlowski(d) 1964	Director (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	98 RICs consisting of 273 Portfolios	None

(a)	The address of each Director is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)
Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The
Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)
Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: R.
Glenn Hubbard, 2004 and W. Carl Kester, 1995.

(d)	Ms. Egan, Dr. Kester, Ms. Lynch, Mr. Steinmetz and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)
Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr.
Perlowski are also board members of the BlackRock Multi-Asset Complex.

2024 BlackRock Annual Report to Shareholders

Director and Officer Information (continued)
Officers Who Are Not Directors(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years
Jonathan Diorio 1980	Vice President (Since 2015)	Member of BlackRock’s Global Operating Committee since 2023; Managing Director of BlackRock, Inc. since 2015.
Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)
Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the
BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy
Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-
Income Complex and the iShares Complex from 2014 to 2023.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)	Officers of the Fund serve at the pleasure of the Board.

Effective December 31, 2023, Frank Fabozzi retired as Director of the Funds.
Effective January 19, 2024, Arthur Steinmetz became an Independent Director of the Funds.
Director and Officer Information

Additional Information

Proxy Results
On May 13, 2024, MUI filed a definitive proxy statement in connection with the Fund’s annual meetings of shareholders.
The Annual Meeting of Shareholders was held on July 26, 2024 for shareholders of record on May 28, 2024 to elect director nominees for each Fund.  There were no broker non-votes with regard to any of the Funds.
Shareholders elected the Class II Directors as follows:
	J. Phillip Holloman		Arthur P. Steinmetz		Catherine A. Lynch(a)
Fund Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MYD	31,394,054	8,561,008	38,793,727	1,161,335	2,514	0
MQY	40,235,370	22,538,686	60,438,068	2,335,988	4,503	0
BTA	9,456,959	673,240	9,472,673	657,526	760	0
MUI	48,459,681	18,479,381	65,339,256	1,599,806	5,617	0
MUA	23,362,032	10,740,826	32,785,517	1,317,341	1,750	0
MYI	42,131,880	17,118,445	57,232,153	2,018,172	3,564	0

(a)	Voted on by holders of Preferred Shares only.
For the Funds listed above, Directors whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Cynthia L. Egan, Robert Fairbairn, Lorenzo A. Flores, Stayce D. Harris, R. Glenn Hubbard, W. Carl Kester and John Perlowski.
Fund Certification
The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.
Environmental, Social and Governance (“ESG”) Integration
Although the Funds do not seek to implement a specific sustainability objective, strategy or process unless otherwise disclosed, Fund management will consider ESG factors as part of the investment process for the Funds. Fund management views ESG integration as the practice of incorporating financially material ESG data or information into investment processes with the objective of enhancing risk-adjusted returns. These ESG considerations will vary depending on the Funds’ particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. The ESG characteristics utilized in the Funds’ investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Certain of these considerations may affect the Funds’ exposure to certain companies or industries. While Fund management views ESG considerations as having the potential to contribute to the Funds’ long-term performance, there is no guarantee that such results will be achieved.
Dividend Policy
Each Fund’s dividend policy is to make regular monthly cash distributions to holders of its common shares (stated in terms of a fixed cents per common share dividend distribution rate). Each Fund intends to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In addition, in any monthly period, in order to maintain its declared distribution amount, each Fund may pay out more or less than the entire amount of net investment income earned in any particular month. In the event a Fund distributes more than its net investment income during any yearly period, such distributions may also come from sources other than net income, including return of capital.  The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.
General Information
The Funds, other than MUA, do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.
MUA’s Statement of Additional Information includes additional information about its Board and is available, without charge upon request by calling (800) 882-0052.
The following information is a summary of certain changes since July 31, 2023. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.
Except if noted otherwise herein, there were no changes to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.
In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

2024 BlackRock Annual Report to Shareholders

Additional Information (continued)

General Information (continued)
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.
Electronic Delivery
Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and, for MUA only, prospectuses, by enrolling in the electronic delivery program. Electronic copies of shareholder reports and, for MUA only, prospectuses, are available on BlackRock’s website.
To enroll in electronic delivery:
Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:
Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.
Householding
The Funds will mail only one copy of shareholder documents, including for MUA only, prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.
Availability of Quarterly Schedule of Investments
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.
Availability of Proxy Voting Policies, Procedures and Voting Records
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.
Availability of Fund Updates
BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.
Shelf Offering Program
From time to time, MUA may seek to raise additional equity capital through a Shelf Offering.  In a Shelf Offering, MUA may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above MUA’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing).  While any such Shelf Offering may allow MUA to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks – including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.
On August 26, 2021, MUA filed a final prospectus with the SEC in connection with its Shelf Offering. This report and the prospectus of MUA are not offers to sell MUA Common Shares or solicitations of an offer to buy MUA Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectus of MUA contains important information about the Fund, including its investment objective, risks, charges and expenses. Investors are urged to read the prospectus of MUA carefully and in its entirety before investing. Copies of the final prospectus for MUA can be obtained from BlackRock at blackrock.com.
BlackRock Privacy Principles
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.
If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.
Additional Information

Additional Information (continued)

BlackRock Privacy Principles (continued)
BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.
BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.
We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.
Fund and Service Providers
Investment Adviser
BlackRock Advisors, LLC
Wilmington, DE 19809
Accounting Agent and Custodian
State Street Bank and Trust Company
Boston, MA 02114
Transfer Agent
Computershare Trust Company, N.A.
Canton, MA 02021
VRDP Liquidity Provider
Bank of America, N.A.(a)
New York, NY 10036
Royal Bank of Canada(b)
New York, NY 10281
The Toronto-Dominion Bank(b),(c)
New York, NY 10019
(a) For BTA, MUA, MUI and MYD.
(b) For MQY.
(c) For MYI.
VRDP Remarketing Agent
BofA Securities, Inc.(a)
New York, NY 10036
RBC Capital Markets, LLC(b)
New York, NY 10281
TD Securities (USA) LLC(b),(c)
New York, NY 10019
VRDP Tender and Paying Agent
The Bank of New York Mellon
New York, NY 10286
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116
Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019
Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

2024 BlackRock Annual Report to Shareholders

Glossary of Terms Used in this Report

Portfolio Abbreviation
AGC	Assured Guaranty Corp.
AGC-ICC	Assured Guaranty Corp. – Insured Custody Certificate
AGM	Assured Guaranty Municipal Corp.
AGM-CR	AGM Insured Custodial Receipt
AMBAC	AMBAC Assurance Corp.
AMT	Alternative Minimum Tax
ARB	Airport Revenue Bonds
BAB	Build America Bond
BAM	Build America Mutual Assurance Co.
BAM-TCRS	Build America Mutual Assurance Co. - Transferable Custodial Receipts
BHAC-CR	Berkshire Hathaway Assurance Corp. - Custodian Receipt
CAB	Capital Appreciation Bonds
COP	Certificates of Participation
CR	Custodian Receipt
FGIC	Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation Bonds
GOL	General Obligation Ltd.
GTD	GTD Guaranteed
M/F	Multi-Family
NPFGC	National Public Finance Guarantee Corp.
NPFGC-IBC	National Public Finance Guarantee Corp. — Insured Bond Certificate
PSF-GTD	Permanent School Fund Guaranteed
RB	Revenue Bond
S/F	Single-Family
SAB	Special Assessment Bonds
SAN	State Aid Notes
SAP	Subject to Appropriations
SAW	State Aid Withholding
SONYMA	State of New York Mortgage Agency
ST	Special Tax
TA	Tax Allocation
Glossary of Terms Used in This Report

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Want to know more?
blackrock.com |  800-882-0052
This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.
CEMYMA-07/24-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Lorenzo A. Flores

Catherine A. Lynch

Arthur P. Steinmetz

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield Quality Fund, Inc.	$32,538	$32,538	$0	$0	$19,656	$19,700	$0	$407

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,149,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,149,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield Quality Fund, Inc.	$19,656	$20,107

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,149,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not Applicable

(j) Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a) The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Lorenzo A. Flores

J. Phillip Holloman

Catherine A. Lynch

Arthur P. Steinmetz

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous

Form N-CSR filing.

Item 7 –	Financial Statements and Financial Highlights for Open-End Management Investment Companies – Not Applicable

Item 8 –	Changes in and Disagreements with Accountants for Open-End Management Investment Companies – Not Applicable

Item 9 –	Proxy Disclosures for Open-End Management Investment Companies – Not Applicable

Item 10 –	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – Not Applicable

Item 11 –

Statement Regarding Basis for Approval of Investment Advisory Contract – The registrant’s statement regarding the basis for approval of the investment advisory contract is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

Item 12 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance & Engagement Principles are attached as  Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as  Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 13 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Michael Kalinoski, CFA, Director at BlackRock, Christian Romaglino, CFA, Director at BlackRock,

Phillip Soccio, CFA, Director at BlackRock, Walter O’Connor, CFA, Managing Director at BlackRock, Kevin Maloney, CFA, Director at BlackRock and Kristi Manidis, Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and the selection of its investments. Messrs. Kalinoski, Romaglino, and Soccio have been members of the registrant’s portfolio management team since 2000, 2017, and 2022, respectively. Messrs. O’Connor and Maloney and Ms. Manidis have been members of the registrant’s portfolio management team since 2023.

Portfolio Manager	Biography
Michael Kalinoski, CFA	Director of BlackRock since 2006; Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 1999 to 2006.
Christian Romaglino, CFA	Director of BlackRock since 2017; Portfolio Manager for the Municipal Mutual Fund Desk within BlackRock’s Global Fixed Income Group since 2017; Portfolio Manager of Brown Brothers Harriman from 2007 to 2017.
Phillip Soccio, CFA	Director of BlackRock since 2009; Vice President of BlackRock from 2005 to 2008.
Walter O’Connor, CFA	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2003 to 2006; Director of MLIM from 1998 to 2003.
Kevin Maloney, CFA	Director of BlackRock since 2021; Vice President of BlackRock from 2018 to 2020; Associate of BlackRock from 2014 to 2017; Analyst of BlackRock from 2011 to 2013.
Kristi Manidis	Director of BlackRock, Inc. since 2016; Vice President of BlackRock, Inc. from 2011 to 2015; Associate of BlackRock, Inc. from 2009 to 2011; Analyst of BlackRock, Inc. from 2006 to 2010.

(a)(2) As of July 31, 2024:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Michael Kalinoski, CFA	34	0	0	0	0	0
	$34.23 Billion	$0	$0	$0	$0	$0
Christian Romaglino, CFA	36	0	0	0	0	0
	$16.48 Billion	$0	$0	$0	$0	$0
Phillip Soccio, CFA	34	0	0	0	0	0
	$27.62 Billion	$0	$0	$0	$0	$0
Walter O’Connor, CFA	33	0	0	0	0	0
	$30.78 Billion	$0	$0	$0	$0	$0
Kevin Maloney, CFA	39	0	0	0	0	0
	$40.39 Billion	$0	$0	$0	$0	$0
Kristi Manidis	36	0	2	0	0	0

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
	$24.64 Billion	$0	$864.2 Million	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc. or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of July 31, 2024:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of July 31, 2024.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: A combination of market-based indices (e.g., Bloomberg Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($330,000 for 2023). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of July 31, 2024:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Michael Kalinoski, CFA	$50,001 - $100,000
Christian Romaglino, CFA	$1 - $10,000
Phillip Soccio, CFA	None
Walter O’Connor, CFA	None
Kevin Maloney, CFA	None
Kristi Manidis	None

(b) Not Applicable

Item 14 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 16 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 18 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 19 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not Applicable

(a)(3) Section 302 Certifications are attached

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Quality Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Quality Fund, Inc.

Date: September 20, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Quality Fund, Inc.

Date: September 20, 2024

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield Quality Fund, Inc.

Date: September 20, 2024